UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Amendment No. 2

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X ] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[  ] Definitive Information Statement

ECO ENERGY PUMPS, INC.
(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange
      Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York  10018
Tel:  212-216-8085
Fax: 212-216-8001

ECO ENERGY PUMPS, INC.
112 North Curry Street
Carson City, Nevada 89703

Dear Shareholders:

We are writing to advise you that on October 18, 2010, John David Palmer, formerly the sole member of our Board of Directors and majority shareholder, authorized the form of the attached Certificate of Amendment of the Articles of Incorporation of Eco Energy Pumps, Inc. (the “Company”) to amend the Company’s Articles of Incorporation to: (i) change the name of the Company to “DLT International, Ltd.” (the “Name Change”) (ii) increase the number of the Company’s authorized shares of capital stock from 75,000,000 shares to 310,000,000 of which 300,000,000 shares will be common stock par value $0.001 per share (the “Common Stock”) and 10,000,000 shares will be preferred stock par value $0.001 per share (the “Preferred Stock”) (the “Authorized Stock Increase”); (iii) effectuate a forward stock split of our issued and outstanding Common Stock by changing and reclassifying each 1 share of our issued and outstanding Common Stock into fourteen 14 and 29/100 (14.29) fully paid and non-assessable shares of Common Stock (“Forward Split”); and (iv) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (the “Blank Check Preferred Stock”) (the Name Change, Authorized Stock Increase, Forward Split and creation of Blank Check Preferred Stock are collectively referred to as the “Amendments”).

Pursuant to a Securities Exchange Agreement (the “Exchange Agreement”) with DLT International Limited, a privately held corporation organized under the laws of the British Virgin Islands (“DLT”) dated October 25, 2010, the Company agreed to file the Amendments as soon as practicable following the closing.  Pursuant to the terms of the Exchange Agreement, the Company acquired DLT in exchange for an aggregate of 2,267,320 newly issued shares (the “Exchange”) of the Company’s common stock, par value $0.001 per share issued to DLT Shareholders in accordance with their pro rata ownership of DLT equity. As a result of the Exchange, DLT became a wholly-owned subsidiary of the Company. A copy of the Exchange is attached as Exhibit B to the accompanying information statement.

These actions were approved by written consent on October 18, 2010 by our sole Director and majority shareholder as of that date in accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes.  Our Director and majority shareholder owning 97% of our outstanding Common Stock, has approved this amendment after carefully considering it and concluding that it was in the best interests of our Company and our shareholders.

No action is required by you.  While Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires us to distribute the final Information Statement at least twenty (20) days prior to the date that the actions are to be taken, the Company erroneously filed a Certificate of Amendment to its Articles of Incorporation containing the Amendments on October 19, 2010.  Accordingly, we have failed to comply with the provisions of Rule 14c-2.  We are unsure whether such omission will subject the Company, its officers and directors to any liability under Rule 14c-2.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first mailed to you on or about February ___, 2011.

Please feel free to call us at (775) 284-3713 should you have any questions on the enclosed Information Statement.

For the Board of Directors of ECO ENERGY PUMPS, INC.

By:	/s/ Jun Liu
Name: Jun Liu Title: Chief Executive Officer

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ECO ENERGY PUMPS, INC.
112 North Curry Street
Carson City, Nevada 89703

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Eco Energy Pumps, Inc. (the “Company”) in connection with the proposed amendments to the Articles of Incorporation of the Company to (i) change the name of the Company to “DLT International, Ltd.” (the “Name Change”) (ii) increase the number of the Company’s authorized shares of capital stock from 75,000,000 shares to 310,000,000 of which 300,000,000 shares will be common stock par value $0.001 per share (the “Common Stock”) and 10,000,000 shares will be preferred stock par value $0.001 per share (the “Preferred Stock”) (the “Authorized Stock Increase”); (iii) effectuate a forward stock split of our issued and outstanding Common Stock by changing and reclassifying each 1 share of our issued and outstanding Common Stock into fourteen 14 and 29/100 (14.29) fully paid and non-assessable shares of Common Stock (“Forward Split”); and (iv) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (the “Blank Check Preferred Stock”, and together with the Authorized Stock Increase and the Forward Split, the “Amendments”).

Pursuant to a Securities Exchange Agreement (the “Exchange Agreement”) with DLT International Limited, a privately held corporation organized under the laws of the British Virgin Islands (“DLT”) dated October 25, 2010, the Company agreed to file the Amendments as soon as practicable following the closing.  Pursuant to the terms of the Exchange Agreement, the Company acquired DLT in exchange for an aggregate of 2,267,320 newly issued shares (the “Exchange”) of the Company’s common stock, par value $0.001 per share issued to DLT Shareholders in accordance with their pro rata ownership of DLT equity. As a result of the Exchange, DLT became a wholly-owned subsidiary of the Company. A copy of the Exchange is attached as Exhibit B to the accompanying information statement.

These actions were approved by John David Palmer, formerly our majority shareholder and sole member of our Board of Directors.  This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to Eco Energy Pumps, Inc., a Nevada corporation.  The amendments to the Company’s Articles of Incorporation is sometimes referred to as the “Amendments”.

While Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires us to distribute the final Information Statement at least twenty (20) days prior to the date that the actions are to be taken, the Company erroneously filed a Certificate of Amendment to its Articles of Incorporation containing the Amendments on October 19, 2010.  Accordingly, we have failed to comply with the provisions of Rule 14c-2.  We are unsure whether such omission will subject the Company, its officers and directors to any liability under Rule 14c-2.  No further vote of our shareholders is required.

THE AMENDMENTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS AND THE EXCHANGE

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Amendments and the Exchange even though your vote is neither required nor requested for the Amendments or the Exchange to become effective.

Q.           Why am I not being asked to vote on the Amendments?

A.           The holder of a majority of the issued and outstanding shares of Common Stock has already approved the Amendments pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

Q.           Why am I not being asked to vote on the Exchange?

A.           The adoption of the Exchange does not require the affirmative vote or written consent of holders of a majority of the outstanding shares of Common Stock of the Company. Our sole Director unanimously voted, approved and recommended the adoption of the Exchange Agreement and determined that the Exchange was advisable to and in the best interests of the Company and its shareholders.  Therefore, your vote is not required and is not being sought.  We are not asking you for a proxy and you are requested not to send us a proxy.

Q.           What is the Exchange?

A.           The transaction is by and among Eco Energy Pumps, Inc. (the “Company”), DLT International Ltd., a British Virgin Islands company (“DLT”), and the shareholders of DLT (the “DLT Shareholders”) in accordance with a Securities Exchange Agreement (the “Exchange Agreement”) dated October 25, 2010, whereby the Company acquired all of the issued and outstanding capital stock of DLT in exchange for 2,267,320 newly issued shares of the Company’s Common Stock (the “Exchange Shares”).  Pursuant to the Exchange Agreement, the Company’s former principal shareholder and sole director, John David Palmer, agreed to retire 9,300,000 shares of Common Stock.  Following the issuance of the Exchange Shares and the retirement of our principal shareholder shares, DLT’s sole shareholder, KME Investments Group Limited, became the Company’s principal shareholder, owning approximately eighty-nine percent (89%) of the Company’s outstanding Common Stock.  Accordingly, the Exchange represents a change in control.

Q.           Once the Exchange is completed, what will I receive for my shares of DLT Common Stock?

A.           Nothing.  The Exchange Shares were issued solely to shareholders of DLT.  However, the Company’s Board of Directors believes the Exchange is in the best interests of the Company and its shareholders.

Q.           What will I receive if the Amendments are completed?

A.           Shareholders who held shares of our Common Stock on the Record Date will receive Fourteen and 29/100 (14.29) shares of Common Stock as a dividend for each share of Common Stock held on the Record.  These shares will be mailed directly to shareholders.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

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SUMMARY

The following summary highlights selected information from this information statement and may not contain all of the information that is important to you. Accordingly, we encourage you to read carefully this entire information statement, its annexes and the documents referred to in this information statement.

Unless we otherwise indicate or unless the context requires otherwise, all references in this information statement to "Company," "Eco Energy," “Registrant,” "we," "our" and "us" refer to Eco Energy Pumps, Inc., a Nevada corporation.

THE AMENDMENTS

Required Approval of the Amendments

On October 18, 2010, our then sole Director and shareholder holding approximately 97% of the Company’s Common Stock (the “Majority Shareholder”), approved the amendments to the Company’s Certificate of Amendment of the Articles of Incorporation (the “Amendments”).  The Amendments were approved by written consent of the Majority Shareholder.  Pursuant to the Nevada Revised Statutes, the Amendments are required to be approved by a majority of our shareholders.  This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendments.  The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholder. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of October 18, 2010, there were 9,552,500 issued and outstanding shares of our Common Stock.  As of October 25, 2010, following the Exchange and the retirement of the Majority Shareholder’s 9,300,000 shares of Common Stock, the Company had 2,519,320 shares of Common Stock issued and outstanding.

The date on which this Information Statement was first sent to shareholders is on or about February __, 2011 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of October 18, 2010 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendments are not entitled to dissenter's rights under Nevada law.

Reasons for the Amendments

Pursuant to the Exchange, the Company agreed to effectuate the Amendments as soon as practicable following the Exchange.  After careful consideration, our sole Director and Majority Shareholder (i) approved and declared advisable the Amendments and the other transactions contemplated by the Exchange, (ii) resolved that it was in the best interests of Eco Energy’s shareholders that Eco Energy enter into the Exchange and consummate the Exchange and the other transactions contemplated by the Exchange, (iii) directed that the Amendments be submitted for adoption by Eco Energy’s shareholders and (iv) recommended to Eco Energy’s shareholders that they adopt the Amendments.  The adoption of the Exchange did not require the affirmative vote or written consent of a  majority of the shareholders of the Company.

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AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION

The change of the Company’s name to “DLT International, Ltd.” will better reflect the Company’s business plan following its reverse acquisition of DLT International Limited on October 25, 2010, pursuant to the Agreement and Plan of Share Exchange.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 TO 300,000,000

The Amendment authorizes the increase of the number of the Company’s authorized shares of Common Stock, par value $0.001 per share, from 75,000,000 to 300,000,000.  Our Board of Directors believes it is in the Company’s best interests and the best interests of our shareholders to increase the number of authorized shares of our Common Stock to allow for the issuance of shares of our Common Stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our Common Stock will permit our Board of Directors to issue additional shares of our Common Stock without further approval of our shareholders, and our Board of Directors does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements.  Although from time to time we review various transactions that could result in the issuance of shares of our Common Stock, we have not reviewed any transaction to date.

Possible Anti-Takeover Effects.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device.  The actions are not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  The purpose of the increase in authorized capital is to increase the number of shares available for future issuance while, the increase of our authorized capital stock could, under certain circumstances, have an anti-takeover effect.  We do not have in place provisions which may have an anti-takeover effect.  The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock, and such issuance may not require shareholder approval.  It may also adversely affect the market price of our Common Stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our Common Stock may increase.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECTUATE A 14.29-FOR-1 FORWARD STOCK SPLIT

Our Board of Directors has determined that the current number of shares of the Company in the public float is limited and that an expansion of such shares would be more conducive to the establishment of an orderly market. The total number of Common Stock outstanding is 2,519,320. Our Board of Directors believes that this number of outstanding shares impairs our marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of our Company.

Theoretically, increasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. Our expectation is that the increase in the number of shares of our outstanding common stock resulting from the Forward Split will encourage greater interest in our Common Stock among members of the financial community and the investing public and possibly create a more liquid market for our shareholders with respect to those shares presently held by them.

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It is possible that the Forward Split will not achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Forward Split will increase proportionately with the Forward Split, or that such increase, if any, will be sustained for any period of time.

Possible Anti-Takeover Effects

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device.  The actions are not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  As indicated above, the purpose of the Forward Split is to increase the number of issued and outstanding shares.

Procedure for Implementing the Forward Stock Split

In connection with the Forward Split, every 1 share of our pre-split outstanding Common Stock will be exchanged for 14.29 shares of Common Stock. The Forward Split will not affect the par value of the Common Stock. Post-split shares of our Common Stock may be obtained by surrendering certificates representing shares of pre-split Common Stock to our transfer agent. To determine the number of shares of our Common Stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the transfer agent on the date upon which the split becomes effective will be multiplied by 14.29.
We will not issue any certificates representing fractional shares of our Common Stock in the transaction. Any resulting fractional shares shall be rounded up to the nearest whole number. Upon surrender to the transfer agent of the share certificate(s) representing shares of pre-split Common Stock, the holder will receive a share certificate representing the appropriate number of shares of Common Stock.

Federal Income Tax Consequences

The following discussion generally describes certain federal income tax consequences of the Forward Split to our shareholders. The following does not address any foreign, state, local tax or alternative minimum income tax, or other federal tax consequences of the proposed Forward Split. The actual consequences for each shareholder will be governed by the specific facts and circumstances pertaining to such shareholder’s acquisition and ownership of the Common Stock. Each shareholder should consult his or her accountant or tax advisor for more information in this regard.

We believe that the Forward Split will qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code or as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, no gain or loss should be recognized by us or our shareholders in connection with the Forward Split. A shareholder’s aggregate tax basis in his or her shares of post-Forward Split Common Stock received from us will be the same as his or her aggregate tax basis in the pre-Forward Split Common Stock exchanged therefor. The holding period of the post-Forward Split Common Stock surrendered in exchange therefor will include the period for which the shares of pre-Forward Split Common Stock were held, provided all such Common Stock was held as a capital asset on the date of the exchange.

This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Forward Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to our shareholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers).

No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to our shareholders as a result of the Forward Split. Accordingly, each shareholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such shareholder, including the application and effect of state, local and foreign income and other tax laws.

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Effects of Forward Stock Split

Following the Forward Split, our capital structure will be as follows:

  (i)   36,001,083 shares of Common Stock, $0.001 par value per share, outstanding;

  (ii) 263,998.917 shares of Common Stock reserved for issuance; and

  (iii)  10,000,000 shares of Preferred Stock reserved for issuance

There are currently no proposals or arrangements, written or otherwise, to issue additional shares of our Common Stock at this time. However, should we issue additional shares of stock in the future, this could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECTUATE THE CREATION OF BLANK CHECK PREFERRED STOCK

The Board of Directors believes that it is prudent to have a class of 10,000,000 shares Preferred Stock for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. The Company currently has no arrangements or understandings for the issuance of shares of preferred stock, although opportunities for acquisitions and equity financings could arise at any time. If the Board of Directors deems it to be in the best interests of the Company and the shareholders to designate the rights to be associated with the issuance of additional shares of Common Stock in the future, and to issue shares from the authorized shares, the Board of Directors generally will not seek further authorization by vote of the shareholders, unless such authorization is otherwise required by law or regulations.

Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of preferred stock in series and, by filing a Preferred Stock Designation, to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i)           The designation of the series, which may be by distinguishing number, letter or title;

(ii)           The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)           The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)           Dates on which dividends, if any, shall be payable

(v)           The redemption rights and price or prices, if any, for shares of the series;

(vi)           The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)           The amounts payable on and the preference, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)           Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)           Restrictions on the issuance of shares of the same series or of any other class or series;

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(x)           The voting rights, if any, of the holders of shares of the series.

(xi)           The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii)           Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article Sixth, the general corporation law of the State of Nevada, and applicable law.

The Common Stock shall be subject to the express terms of the preferred stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in the Certificate of Amendment of the Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders.

Effects of Blank Check Preferred Stock

Possible Anti-Takeover Effects.

The issuance of Blank Check Preferred Stock may have a dilutive effect on holders of shares of our Common Stock since the blank check preferred stock may convert into shares of our Common Stock. For example, in a liquidation, the holders of the preferred stock may be entitled to receive a certain amount per share of preferred stock before the holders of the common stock receive any distribution.  In addition, the holders of preferred stock may be entitled to a certain number of votes per share of preferred stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action.  Furthermore, preferred stock may be issued with certain preferences over the holders of common stock with respect to dividends or the power to approve the declaration of a dividend.  These are only examples of how shares of preferred stock, if issued, may dilute the interests of the holders of common stock.  The Company has no present intention to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.  Furthermore, additional issuances of common stock could also have a dilutive effect on holders of shares of our Common Stock.

This new class of Preferred Stock could have an anti-takeover effect. The issuance of preferred stock may discourage, delay or prevent a takeover of the Company.  When, in the judgment of the Board of Directors, this action will be in the best interest of the shareholders and the Company, such shares may be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. The ability of the Company to issue such shares of preferred stock may, under certain circumstances, make it more difficult for a third party to gain control of the Company (e.g., by means of a tender offer), prevent or substantially delay such a change of control, discourage bids for the Common Stock at a premium, or otherwise adversely affect the market price of the Common Stock. Such shares also could be privately sold to purchasers favorable to the Board of Directors in opposing such action.  In addition, the Board of Directors may authorize holders of a series of common or preferred stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.  The existence of the additional authorized shares may have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also may be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the shareholders of the Company. The issuance of new shares also may be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

The creation of the preferred stock may afford the Company greater flexibility in seeking capital and potential acquisition targets.  The Company's Articles of Incorporation currently only permits the Company to issue shares of Common Stock. This, the Company believes, has limited the Company's flexibility in seeking additional working capital. The Board of Directors has recommended that the Articles of Incorporation be amended to authorize one or more series of blank check preferred stock and to allow the Board of Directors of the Company the widest possible flexibility in setting the terms of preferred stock that may be issued in the future. The Company will, therefore, be afforded the greatest flexibility possible in seeking additional financing, as the Board of Directors deems appropriate in the exercise of its reasonable business judgment. The Company currently has no commitments or plans for the issuance of any shares of preferred stock.

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While the amendment may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the creation of one or more series of preferred stock outweighs any disadvantages. To the extent that the creation of one or more series of preferred stock may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders' interests.

THE EXCHANGE

Explanatory Note Regarding the Exchange Agreement

The Exchange Agreement has been included to provide investors and our shareholders with information regarding its terms.  It is not intended to provide to any person not a party thereto any other factual information about the Company.  The Exchange Agreement contains representations and warranties of the Company and DLT, negotiated between the parties and made as of specific dates solely for purposes of the Exchange, including setting forth the respective rights of the parties with respect to their obligations to complete the Exchange.  This description of the representations and warranties is not intended to provide any other factual information about the Company.  The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Exchange Agreement.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange, which subsequent information may or may not be fully reflected in the Company's public disclosures.  As a result, no person should rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, DLT or any of their respective subsidiaries or affiliates.

Required Approval of the Exchange

Our sole Director (i) determined that the Exchange and the other transactions contemplated by the Exchange are in the best interests of the shareholders of the Company and (ii) approved the Exchange and other transactions contemplated by the Exchange.

The Parties to the Securities Exchange Agreement

Eco Energy Pumps, Inc., a Nevada corporation, was incorporated as a for-profit company in the State of Nevada on October 14, 2008 and established a fiscal year end of October 31.  The Company is a development-stage company that intended to develop an efficient water pumps powered by solar energy. As a result of the Exchange with DLT International Limited (“DLT”), Eco Energy adopted the business plan of DLT.

DLT International Limited, a corporation organized under the laws of the British Virgin Islands in March 18, 2010, through its wholly-owned Chinese subsidiary, Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd. (“Dalei”), is a manufacturer and supplier of automotive emissions testing equipment and software control systems and a provider of comprehensive inspection station management services. Such services include the establishment of systems, standards and equipment supply, create inspection service market rules and formulate market rules with the government together in order to constitute a complete set of industry management methods and management measures, which include staff training, equipment access, inspection technology standards, management content and specific requirements.  The initial goal of Dalei is to construct a chain of inspection stations in China.  DLT has established a joint venture of two vehicle inspection stations, and has commenced operations.  At present, the company's main business is motor vehicle testing equipment and software control systems.  The main target clients are the comprehensive testing centers owned by the Ministry of Transportation and the Safety Testing Centers owned by the Ministry of Public Security, military, garage workshops, motor vehicle manufacturers, public transport companies and motor vehicle exhaust gas emission testing centers owned by Ministry of Environmental Protection.

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The Exchange

On October 25, 2010, Eco Energy acquired DLT, in accordance with the Exchange.  DLT is a holding company whose principal operating company develops, manufactures and distributes automotive testing equipment in the People's Republic of China.  Upon consummation of the Exchange, the Registrant adopted the business plan of DLT.

Pursuant to the terms of the Exchange, the Company acquired DLT in exchange for an aggregate of 2,267,320 newly issued shares (the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) issued to DLT Shareholders in accordance with their pro rata ownership of DLT equity.  As a result of the Exchange, DLT became a wholly-owned subsidiary of the Company.  In addition, our principal shareholder agreed to retire his 9,300,000 shares of Common Stock.  Following the Exchange, and upon giving effect to the Forward Split, the Company had an aggregate of approximately 36,001,083 shares issued and outstanding.

On October 18, 2010, pursuant to the terms of the Exchange Agreement, John David Palmer, formerly our sole Director and Majority Shareholder authorized the following: (i) change the name of the Company to “DLT International, Ltd.” (the “Name Change”) (ii) increase the number of the Company’s authorized shares of capital stock from 75,000,000 shares to 310,000,000 of which 300,000,000 shares will be common stock par value $0.001 per share (the “Common Stock”) and 10,000,000 shares will be preferred stock par value $0.001 per share (the “Preferred Stock”) (the “Authorized Stock Increase”); (iii) effectuate a forward stock split of our issued and outstanding Common Stock by changing and reclassifying each 1 share of our issued and outstanding Common Stock into fourteen  and 29/100 (14.29) fully paid and non-assessable shares of Common Stock (the “Forward Split”); and (iv) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (the “Blank Check Preferred Stock”  and together with the Authorized Stock Increase, the “Amendments”).

At the effective time of the Exchange, our Board of Directors was reconstituted by the resignation of John David Palmer and Jeannette Aparecida da Silva from their role as the Company’s officers and director, and the appointment of Xiu Liang Zhang as the Company’s Chairman and President; Jun Liu as a Director and Chief Executive Officer; and Zhengying Li as a Director and Chief Financial Officer. For more information, please refer to the Form 8-K filed on October 26, 2010, as amended.

The parties have taken the actions necessary to provide that the Exchange is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended.

Pro Forma Ownership

Following the issuance of the Exchange Shares and the retirement of our principal share holder’s  9,300,000 shares of our Common Stock, DLT’s sole shareholder, KME Investments Group Limited, became the Registrant’s principal shareholder, owning approximately eighty-nine percent (89%) of the Registrant’s outstanding Common Stock.  Accordingly, the Exchange represents a change in control. As of January 26, 2011, and upon giving effect to the Forward Split, there are 36,001,083 shares of Common Stock issued and outstanding.  For financial accounting purposes, the acquisition was a reverse acquisition of the Company by DLT under the purchase method of accounting, and was treated as a recapitalization with DLT as the acquirer. Upon consummation of the Exchange, the Company adopted the business plan of DLT.

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Change of Control

Following the issuance of the Exchange Shares and the retirement of our principal shareholder shares, DLT became the Registrant’s principal shareholder, owning approximately eighty-nine percent (89%) of the Registrant’s outstanding Common Stock.  Accordingly, the Exchange represents a change in control.

At the effective time of the Exchange, our Board of Directors was reconstituted by the resignation of John David Palmer and Jeannette Aparecida da Silva from their role as the Company’s officers and director, and the appointment of Xiu Liang Zhang as the Company’s Chairman and President; Jun Liu as a Director and Chief Executive Officer; and Zhengying Li as a Director and Chief Financial Officer.

Regulatory Approvals Required for the Exchange

Other than the approval by the Company’s Board of Directors of the Company to enter into the Exchange, there are no material federal, state or foreign regulatory requirements, approvals or filings required for the completion of the Exchange that have not been obtained.

Effects of the Exchange

Upon the completion of the Exchange, DLT became a wholly owned subsidiary of the Company, and the Exchange Shares represented approximately eighty-nine percent (89%) of the total outstanding shares of Common Stock of the Company on a fully diluted basis following the forward-split of the Company’s Common Stock on a 14.29 for 1 basis.  The Company's common stock is currently quoted on the OTC Bulletin Board under the symbol EEPU.OB.  The Company intends to apply to change its name and stock symbol on the Over the Counter Bulletin Board.

Representations and Warranties

The Exchange Agreement contains a number of representations and warranties made by the Company and DLT. The statements embodied in those representations and warranties were made for purposes of the contract among the parties and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of that contract. Certain representations and warranties were made as of the date of the Exchange Agreement (or other date specified in the Exchange Agreement), may be subject to contractual standards of materiality different from those generally applicable to shareholders or may have been used for the purpose of allocating risk by the parties rather than establishing matters of fact. In addition, the representations and warranties are qualified by information in the Company disclosure letter. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts because they are qualified as described above. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Exchange, and these changes may or may not be fully reflected in our public disclosures. The Exchange should not be read alone, but should instead be read in conjunction with the other information regarding the Company and DLT and the Exchange that is contained in this information statement, as well as in the filings that the Company will make and have made with the SEC. The representations and warranties contained in the Exchange  may or may not have been accurate as of the date they were made and we make no assertion herein that they are accurate as of the date of this information statement.

In the Exchange Agreement, the Company and DLT have made customary representations and warranties that are subject, in some cases, to specified exceptions and qualifications, to the Company and DLT, including representations relating to:

•  organization, good standing and authorization and qualification to do business;

•  capitalization, including the particular number of outstanding shares of common stock , stock options, warrants, convertible debt and other equity-based interests;

• the accuracy of the Company's organizational documents and information disclosed in the Exchange;

•  financial statements and internal accounting controls;

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•  consents required in connection with the Exchange, other than specifically identified consents;

• the absence of any violation or conflicts with any organizational documents, applicable law or certain contracts as a result of the Exchange;

• the timely filing and furnishing of SEC reports;

•  the absence of undisclosed liabilities;

• the absence of any changes in the conduct of the business;

• the absence of investigations and legal proceedings;

• material contracts;

• absence of related party transactions;

• tax matters;

• title matters;

• governmental permits and authorizations; and

• permit and compliance with laws matters.

The representations and warranties of the Company and DLT survive after of the Exchange.

Conditions to the Exchange

The Company and DLT’s obligations to complete the Exchange Agreement are subject to the satisfaction or waiver of the following conditions:

• the Company's and DLT’s representations and warranties in the Exchange Agreement being true and correct;

• the Company's and DLT’s performance in all material respects of their respective obligations required to be performed at or prior to the effective time of the Exchange;

• the absence of litigation and material adverse effects on the Company and DLT;

• the receipt of all required consents to the Exchange and the transactions contemplated by the Exchange;

• the receipt of good standing certificates from the appropriate agencies of the Company and DLT; and

• DLT’s receipt of the Company’s shareholder list certified by an executive officer of the Company as being true, complete, and accurate by the Company’s transfer agent.

Termination of the Exchange Agreement

The Exchange Agreement could be terminated at any time prior to the closing of the Exchange by the board of directors of the Company or DLT upon failure to comply in any material respect with any of its covenants or agreements contained in the Exchange or if any of the representations or warranties of the breaching party contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to the non-breaching party.

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The Exchange  Agreement could also be terminated at any time prior to the closing of the Exchange by the board of directors of the Company or DLT if: (i) there were any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange; (iii) there shall have been any change after the date of the latest balance sheets of DLT and the Company, respectively, in the assets, properties, business, or financial condition of DLT and the Company, which could have a materially adverse affect on the value of the business of DLT and the Company respectively, except any changes disclosed in the DLT and Company Schedules, as the case may be, dated as of the date of execution of this Agreement.  In the event of termination, no obligation, right, or liability shall arise hereunder, and each party would bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of the Agreement and the transactions herein contemplated; (iv) the closing did not occur by December 31, 2010; or (v) if the Company shall not have provided responses satisfactory in DLT’s reasonable judgment to DLT’s request for due diligence materials.

Material United States Federal Income Tax Consequences of the Exchange to Our Shareholders

The parties have taken the actions necessary to provide that the Exchange is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended.

Risks

The Board of Directors identified and considered a variety of risks and other countervailing factors related to entering into the Exchange Agreement and the transactions contemplated by the Exchange Agreement (which are not intended to be exhaustive and are not in relative order of importance), including:

• that, before the closing of the Exchange, there were no assurances that all conditions to the parties' obligations to complete the Exchange would be satisfied or waived, and, as a result, it was possible that the Exchange may not have been completed; and

• that the Company’s executive officers and directors, may have interests, directly or indirectly, in the Exchange that are different from, or in addition to, those of the Company’s other shareholders.

The foregoing discussion of the factors considered by the Board of Directors of the Company is not intended to be exhaustive, but does set forth the material factors considered by the Board.

Interests of Directors and Officers in the Merger

You should be aware that our sole Director who approved the Exchange Agreement and the related transactions, John David Palmer, was also our principal executive and accounting officer as well as our majority shareholder.  Accordingly, Mr. Palmer may have had interests, either directly or indirectly, in the Exchange that may be different from, or in addition to, your interests as a shareholder and that may present actual or potential conflicts of interest.

Director and Officer Exculpation, Indemnification

Nevada Revised Statutes (“NRS”) Sections 78.7502 and 78.751 provide the Company with the power to indemnify any of our directors and officers. The director or officer must have conducted himself/herself in good faith and reasonably believe that his/her conduct was in, or not opposed to our best interests. In a criminal action, the director, officer, employee or agent must not have had reasonable cause to believe his/her conduct was unlawful.

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Under NRS Section 78.751, advances for expenses may be made by agreement if the director or officer affirms in writing that he/she believes he/she has met the standards and will personally repay the expenses if it is determined such officer or director did not meet the standards.

Pursuant to the Company’s Articles of Incorporation and bylaws, we may indemnify an officer or director who is made a party to any proceeding, because of his position as such, to the fullest extent authorized by Nevada Revised Statutes, as the same exists or may hereafter be amended. In certain cases, we may advance expenses incurred in defending any such proceeding.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Anti-Takeover Effects of Provisions of Nevada State Law

We may be or in the future we may become subject to Nevada's control share law. A corporation is subject to Nevada's control share law if it has more than 200 shareholders, at least 100 of whom are shareholders of record and residents of Nevada, and if the corporation does business in Nevada or through an affiliated corporation.

The law focuses on the acquisition of a “controlling interest” which means the ownership of outstanding voting shares is sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors: (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with that person, obtain only such voting rights in the control shares as are conferred by a resolution of the shareholders of the corporation, approved at a special or annual meeting of shareholders. The control share law contemplates that voting rights will be considered only once by the other shareholders. Thus, there is no authority to take away voting rights from the control shares of an acquiring person once those rights have been approved. If the shareholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share law.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any shareholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights, is entitled to demand fair value for such shareholder's shares.

Nevada's control share law may have the effect of discouraging corporate takeovers.

In addition to the control share law, Nevada has a business combination law, which prohibits certain business combinations between Nevada corporations and "interested shareholders" for three years after the "interested shareholder" first becomes an "interested shareholder" unless the corporation's board of directors approves the combination in advance. For purposes of Nevada law, an "interested shareholder" is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term "business combination" is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation's assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other shareholders.

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The effect of Nevada's business combination law is to potentially discourage parties interested in taking control of the Company from doing so if it cannot obtain the approval of our Board of Directors.

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ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING SHAREHOLDERS

In accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes, the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the Majority Shareholder.

AMENDMENT TO THE CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION

On October 18, 2010, our Board of Directors, believing it to be in the best interests of the Company and its shareholders approved, and recommended that the shareholders of the Company approve the Amendments.  The Amendments are reflected in the Form of Amendment to the Certificate of Amendment of the Articles of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference.

Authorization of Name Change

On October 18, 2010, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to effect the Name Change.  Our Board of Directors further directed that the Certificate of Amendment of the Articles of Incorporation be submitted for consideration by our shareholders. By written consent dated as of October 18, 2010, the Board of Directors and the Majority Shareholder approved and adopted resolutions to amend the Company’s Articles of Incorporation to reflect the Name Change.

Authorization of Increase in Number of Common Stock

On October 18, 2010, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to effect the Authorized Share Increase.  Our Board of Directors further directed that the Certificate of Amendment of the Articles of Incorporation be submitted for consideration by our shareholders. By written consent dated as of October 18, 2010, the Board of Directors and the Majority Shareholder approved and adopted resolutions to amend the Company’s Articles of Incorporation to reflect the Authorized Share Increase.

Authorization of Forward Stock Split

On October 18, 2010, our Board of Directors unanimously adopted a resolution declaring it advisable to amend our Certificate of Incorporation to effect a Forward Split. Our Board of Directors further directed that the Certificate of Amendment of the Certificate of Incorporation be submitted for consideration by our shareholders. By written consent dated as of October 18, 2010, of all the Board of Directors and the Majority Shareholder approved and adopted resolutions to amend the Company’s Certificate of Incorporation to approve the Forward Split.

Authorization of Class of Blank Check Preferred Stock

On October 18, 2010, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to create a series of Blank Check Preferred Stock. Our Board of Directors further directed that the Certificate of Amendment of the Articles of Incorporation be submitted for consideration by our shareholders. By written consent dated as of October 18, 2010, the Board of Directors and the Majority Shareholder approved and adopted resolutions to amend the Company’s Articles of Incorporation to approve the creation of Blank Check Preferred Stock.

Effective Time of the Amendments

While Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires us to distribute the final Information Statement at least twenty (20) days prior to the date that the actions are to be taken, the Company erroneously filed the Amendment on October 19, 2010.  A copy of the Certificate of Amendment of the Articles of Incorporation is attached to this Information Statement as Appendix A.

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No Appraisal Rights for the Amendments

Under Nevada law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendments and the Company will not independently provide shareholders with any such right.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  The Company's Articles of Incorporation authorizes the issuance of 75,000,000 shares of Common Stock, $0.001 par value per share, of which 9,552,500 shares were outstanding on October 18, 2010 and 2,519,320 shares of Common Stock issued and outstanding following the Exchange and the retirement of the Majority Shareholder’s 9,300,000 shares of Common Stock.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other.  Holders of Common Stock have no cumulative voting rights.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws.  The Company’s transfer agent for its Common Stock is West Coast Stock Transfer located at 2010 Hancock Street, Ste A, San Diego, California 92110, (619) 664-4780.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following  table sets forth certain information, as of January 25, 2011 with respect to any person  (including  any "group", as that term is used in Section 13(d)(3) of the Securities Exchange  Act of 1934, as amended (the  "Exchange Act") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities,  and as to those shares of the Company's equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table also shows the number of shares beneficially owned as of January 25, 2011 by each of the individual directors and executive officers and by all directors and executive officers as a group.

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Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock
John David Palmer (2)	0	0%

DLT International, Ltd (2)(3)	2,267,320	90%

Xiu Liang Zhang, Chairman, President (3)(4)	2,267,320	90%

Jun Liu, Director, Chief Executive Officer (4)	0	0%

Zheng Yin Li, Director, Chief Financial Officer (4)	0	0%

All Directors and Executive Officers as a Group (3 persons) (3)	2,267,320	90%

(1)	The persons named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	On the Record Date of October 18, 2010, Mr. Palmer, our former sole Director and Executive Officer held 9,300,000 shares of Common Stock

(3)
Pursuant to the Company’s Securities Exchange Agreement with DLT International Limited, KME Investments Group Limited was issued 2,267,320 shares of the Company’s Common Stock.  Xiu Liang Zhang holds voting and dispositive power with respect to the shares held by KME Investments Group Limited.

(4)	Appointed on October 25, 2010.

ANNUAL AND QUARTERLY REPORTS AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”).  We are attaching as exhibits to this Information Statement the following documents which have been filed by the Company with the Securities and Exchange Commission (SEC File Number 333-144228) and contain important information about DLT, the Company and their respective finances:

• Our Annual Report on Form 10-K/A for the fiscal year ended October 31, 2009 as filed with the Commission on January 5, 2011.

• Our Quarterly Reports on Form 10-Q/A filed for the quarters ending January 31, 2010, April 30, 2010 and July 31, 2010 as filed with the Commission on November 29, 2010.

Our Current Report on Form 8-K/A reporting the Exchange with DLT International, Ltd. as filed as filed with the Commission on January 7, 2011.

You may read and copy any document the Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of the Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

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APPENDIX INDEX

A               Certificate of Amendment to Articles of Incorporation of Eco Energy Pumps, Inc.

B               Securities Exchange Agreement among Eco Energy Pumps, Inc., DLT International Ltd. and the shareholders of DLT International Ltd.

C               Annual Report on Form 10-K/A for the fiscal year ended October 31, 2009

D               Quarterly Report on Form 10-Q/A filed for the quarters ending January 31, 2010,

E               Quarterly Reports on Form 10-Q/A filed for the quarters ending April 30, 2010,

F               Quarterly Reports on Form 10-Q/A filed for the quarters ending July 31, 2010,

G               Current Report on Form 8-K/A

H               Unaudited Pro Forma Consolidated Financial Statements

ECO ENERGY PUMPS, INC.

By:	/s/ Jun Liu
Name: Jun Liu Title: Chief Executive Officer

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APPENDIX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION OF
ECO ENERGY PUMPS, INC.

PURSUANT TO SECTIONS 78.380 AND 78.390 OF THE NEVADA
REVISED STATUTES

Eco Energy Pumps, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

1.           The name of the Corporation is Eco Energy Pumps, Inc.

2.           The articles have been amended as follows:

ARTICLE I
The name of the corporation (hereinafter referred to as the “Corporation") is:

“DLT International, Ltd.”

ARTICLE II

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the Nevada Revised Statutes (the "N.R.S.").

ARTICLE III

            (a)        Authorized Capital Stock.

                        (i)         The total number of shares of stock that the Corporation shall have authority to issue is 310,000,000, consisting of (i) 300,000,000 shares of Common Stock, par value $0.001 per share ("Common Stock") and (ii) 10,000,000 shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

(b)           Effective upon the filing of these Articles of Incorporation (the "Effective Time"), a fourteen and 29/100 (14.29) for one (1) stock split of the Common Stock will be effectuated. As of the Effective Time, every one (1) share of Common Stock issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") will be automatically and without any action on the part of the holder thereof reclassified as and converted into fourteen and 29/100 shares of Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered.  If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that the taxes are not payable. From and after the Effective Time the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.”

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(c)           Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining  the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series, is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:

(i)           the designation of such class or series, which may be by distinguishing number, letter or title;

(ii)           the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)           the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Corporation, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)           dates on which dividends, if any, shall be payable;

(v)           whether the shares of such class or series shall be subject to redemption by the Corporation, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;

(vi)           The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)           the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)           whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)           Restrictions on the issuance of shares of the same class or series or of any other class or series;

(x)           whether the holders of the shares of such class or series shall be entitle to vote, as a class, series or otherwise, any and all matters of the corporation to which holders of Capital Stock are entitled to vote;

(xi)           the restrictions and conditions, if any, upon the issuance or reissuance of  any Additional Preferred Stock ranking or a party with or prior to such shares as to dividends or upon distribution; and

(xii)           any other preferences, limitations or relative rights of shares of such class or series consistent with this Article IIII, the N.R.S. and applicable law.

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(c)           Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

ARTICLE IV

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)           The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b)           Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c)           Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d)           Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e)           Provisions that permit the Corporation to redeem or exchange such rights.

(f)           The appointment of a rights agent with respect to such rights.

ARTICLE V

(a)           Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Certificate of Amendment of the Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b)           Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

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ARTICLE VII

(a)           Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b)           The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Certificate of Amendment of the Articles of Incorporation or otherwise by the Corporation.

(c)           The right to indemnification conferred in this Article VII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VII or otherwise.

(d)           Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VII.

(e)           Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Certificate of Amendment of the Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

(a)           The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b)           Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Certificate of Amendment of the Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent  provision,  including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

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ARTICLE IX

Except as may be expressly provided in these Certificate of Amendment of the Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Certificate of Amendment of the Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Certificate of Amendment of the Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX; provided, however, that any amendment or repeal of Article VII or Article VIII of these Certificate of Amendment of the Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

IN WITNESS WHEREOF, Eco Energy Pumps, Inc. has caused these Certificate of Amendment of the Articles of Incorporation to be signed by the undersigned officer, thereunto duly authorized, this ____ day of October, 2010.

ECO ENERGY PUMPS, INC.

By: _________________________
      Name:
      Title:

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APPENDIX B

SECURITIES EXCHANGE AGREEMENT

THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (hereinafter referred to as the “Agreement”), is entered into as of this 15th day of September, 2010, by and among, ECO ENERGY PUMPS, INC., a publicly-owned Nevada corporation (“EEP”), DLT INTERNATIONAL LIMITED, a corporation organized under the laws of the British Virgin Islands (“DLT”) and the Shareholders of DLT on the signature page hereof (the “DLT Holders”). (EEP, DLT, and the DLT Holders are sometimes hereinafter collectively referred to as the “Parties” and individually as a “Party.”)

W I T N E S S E T H

WHEREAS, EEP is a publicly-owned Nevada corporation with 9,552,500 shares of common stock, par value $0.001 per share (the “EEP Common Stock”), issued and outstanding is quoted on the Over the Counter Bulletin Board under the symbol “EEPU”.

WHEREAS, DLT is a corporation organized under the laws of the British Virgin Islands, the shares of which (the “DLT Shares”), are owned as of the date hereof by all the DLT Holders on the signature page hereto.

WHEREAS, DLT’s wholly-owned subsidiary Dalei Vehicle Inspecting Technology (ShenZhen) Co., Ltd, a corporation formed under the laws of the Peoples Republic of China (“Dalei”) is a motor vehicle inspection provider which engages in the manufacturing and sale of auto inspection equipment in the PRC.

WHEREAS, the Parties desire that EEP acquire all of the DLT Shares from the DLT Holders solely in exchange for an aggregate of 2,267,320 newly issued shares of EEP Common Stock (the “Exchange Shares”) pursuant to the terms and conditions set forth in this Agreement.

WHEREAS, immediately upon consummation of the Closing (as hereinafter defined), the Exchange Shares will be issued to the DLT Holders on a pro rata basis, in proportion to the ratio that the number DLT Shares held by such DLT Holder bears to the pro rata portion of DLT Shares held by all the DLT Holders as of the date of the Closing as set forth on Schedule I.

WHEREAS, following the Closing, DLT will become a wholly-owned subsidiary of EEP, and the Exchange Shares will represent approximately ninety percent (90%) of the total outstanding shares of Common Stock of EEP on a fully-diluted basis following a forward-split of the EEP Common Stock on a 14.29 for 1 basis (the “Split”).

WHEREAS, the Parties intend that the transaction contemplated herein (the “Transaction”) qualify as a reorganization and tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, on the stated premises and for and in consideration of the foregoing recitals which are hereby incorporated by reference, the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I
PLAN OF EXCHANGE

1.1    The Exchange.  At the Closing (as hereinafter defined), all of the DLT Shares issued and outstanding immediately prior to the Closing Date shall be exchanged for Two Million Two Hundred and Sixty-seven Thousand Three Hundred and Twenty (2,267,320) shares of EEP Common Stock.  From and after the Closing Date, the DLT Holders shall no longer own any DLT Shares and the former DLT  Shares  shall represent the pro rata portion of the Exchange Shares issuable in exchange therefor pursuant to this Agreement.  Any fractional shares that would result from such exchange will be rounded up to the next highest whole number.

1.2     No Dilution.  Except as set forth herein, EEP shall neither effect, nor fix any record date with respect to, any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the EEP Common Stock between the date of this Agreement and the Effective Time.

1.3     Closing. The closing (“Closing”) of the transactions contemplated by this Agreement shall occur immediately following the execution of this Agreement providing the closing conditions set forth in this Agreement have been satisfied or waived (the “Closing Date”).

1.4     Closing Events.  At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all stock certificates, officers’ certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.  If agreed to by the parties, the Closing may take place through the exchange of documents (other than the exchange of stock certificates) by fax, email and/or express courier.  At the Closing, the Exchange Shares shall be issued in the names and denominations provided by DLT.

1.5     Standstill.

(a)     Until the earlier of the Closing or November 12, 2010 (the “No Shop Period”), neither DLT nor the DLT Holders will (i) solicit or encourage any offer or enter into any agreement or other understanding, whether written or oral, for the sale, transfer or other disposition of any capital stock or assets of DLT to or with any other entity or person, except as contemplated by the Transaction, other than sales of goods and services by DLT in the ordinary course of its business; (ii) entertain or pursue any unsolicited communication, offer or proposal for any such sale, transfer or other disposition; or (iii) furnish to any person or entity (other than EEP, and its authorized agents and representatives) any nonpublic information concerning DLT or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible acquisition of any capital stock or assets of DLT.  If either DLT or any of the DLT Holders shall receive any unsolicited communication or offer, DLT or the DLT Holders, as applicable, shall immediately notify EEP of the receipt of such communication or offer.

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(b)     During the No-Shop Period, EEP will not (i) solicit or encourage any offer or enter into any agreement or other understanding, whether written or oral, for the sale, transfer or other disposition of any capital stock or assets of EEP to or with any other entity or person, except as contemplated herein, other than sales of goods and services by EEP in the ordinary course of its business; (ii) entertain or pursue any unsolicited communication, offer or proposal for any such sale, transfer or other disposition; or (iii) furnish to any person or entity (other than DLT, and its authorized agents and representatives) any nonpublic information concerning EEP or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible acquisition of any capital stock or assets of EEP.  If either EEP or any of EEP’s stockholders shall receive any unsolicited communication or offer, EEP or such EEP stockholder, as applicable, shall immediately notify DLT of the receipt of such communication or offer.

ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF DLT

As an inducement to, and to obtain the reliance of EEP, DLT represents and warrants as follows:

2.1     Organization.  DLT is a corporation duly organized, validly existing, and in good standing under the laws of the British Virgin Islands.  DLT has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of DLT’s organizational documents.  DLT has taken all action required by laws, its Articles of Association, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement. DLT has full power, authority, and legal right and has taken or will take all action required by law, its Articles of Association, and otherwise to consummate the transactions herein contemplated.

2.2     Capitalization.  All issued and outstanding shares of DLT are legally issued, fully paid, and non-assessable and were not issued in violation of the pre-emptive or other rights of any person.  DLT has no outstanding options, warrants, or other convertible securities.

2.3     Financial Statements.  Except as set forth herein or in the DLT Schedules:

(a)     DLT has filed all local income tax returns required to be filed by it from its inception to the date hereof.  All such returns are complete and accurate in all material respects.

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(b)     DLT has no liabilities with respect to the payment of federal, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which DLT may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity.

(c)     No deficiency for any taxes has been proposed, asserted or assessed against DLT.  There has been no tax audit, nor has there been any notice to DLT by any taxing authority regarding any such tax audit, or, to the knowledge of DLT, is any such tax audit threatened with regard to any taxes or DLT tax returns.  DLT does not expect the assessment of any additional taxes of DLT for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of DLT.

(d)     DLT shall have provided to EEP the audited, consolidated balance sheet of DLT as of June 30, 2010, and the audited, consolidated statements of income, stockholders’ equity and cash flows of DLT for the period ended June 30, 2010 (collectively “DLT Financial Statements”).  The DLT Financial Statements have been prepared from the books and records of DLT in accordance with U.S. Generally Accepted Accounting Principals.  Except as set forth in the DLT Schedules (as that term is defined herein), DLT does not have any liabilities

(e)     The books and records, financial and otherwise, of DLT are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

2.4     Information.  The information concerning DLT set forth in this Agreement and the DLT Schedules (as that term is defined herein) are and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing Date.

2.5     Common Stock Equivalents.  There are no existing options, warrants, calls, commitments of any character or other common stock equivalents relating to the authorized and unissued DLT Shares.

2.6     Absence of Certain Changes or Events.  Except as set forth in this Agreement or the DLT Schedules:

(a)     except in the normal course of business, there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of DLT; or (ii) any damage, destruction, or loss to DLT (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of DLT;

(b)     DLT has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) not otherwise in the ordinary course of business, ; (ii) paid any material obligation or liability not otherwise in the ordinary course of business (absolute or contingent) other than current liabilities reflected in or shown on the most recent DLT consolidated balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights not otherwise in the ordinary course of business; (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party not otherwise in the ordinary course of business if such amendment or termination is material, considering the business of DLT; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

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2.7     Litigation and Proceedings.  There are no actions, suits, proceedings, or investigations pending or, to the knowledge of DLT, threatened by or against DLT, or affecting DLT, or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

2.8     No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which DLT is a party or to which any of its properties or operations are subject.

2.9     Contracts.  DLT has provided, or will provide EEP, copies of all material contracts, agreements, franchises, license agreements, or other commitments to which DLT is a party or by which it or any of its assets, products, technology, or properties are bound.

2.10   Compliance With Laws and Regulations.  DLT has complied with all applicable statutes and regulations of any national, county, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of DLT.

2.11   Approval of Agreement.  The board of directors of DLT (the “DLT Board”) and the DLT Holders have authorized the execution and delivery of this Agreement by DLT and have approved the transactions contemplated hereby.

2.12   Title and Related Matters.  DLT has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the DLT balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except: statutory liens or claims not yet delinquent; and as described in the DLT Schedules.

2.13   Governmental Authorizations.  DLT has all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by DLT of this Agreement and the consummation by DLT of the transactions contemplated hereby.

2.14   Continuity of Business Enterprises.  DLT has no commitment or present intention to liquidate DLT or sell or otherwise dispose of a material portion of its business or assets following the consummation of the transactions contemplated hereby.

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2.15   Ownership of DLT Membership Interests.  The DLT Holders are the legal and beneficial owners of 100% of the DLT Shares as set forth on Schedule I, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and the DLT Holders have full right, power, and authority to transfer, assign, convey, and deliver their respective DLT  Shares; and delivery of such common stock at the Closing will convey to EEP good and marketable title to such shares free and clear of any claims, charges, equities, liens, security interests, and encumbrances except for any such claims, charges, equities, liens, security interests, and encumbrances arising out of such shares being held by EEP.

2.16   Brokers. DLT has not entered into any contract with any person, firm or other entity that would obligate DLT or EEP to pay any commission, brokerage or finders’ fee in connection with the transactions contemplated herein.

2.17   Subsidiaries.

Schedule 2.17 sets forth: (i) the name of each DLT Subsidiary; (ii) the number and type of outstanding equity securities of each Subsidiary and a list of the holders thereof; (iii) the jurisdiction of organization of each Subsidiary; (iv) the names of the officers and directors of each DLT Subsidiary; and (v) the jurisdictions in which each DLT Subsidiary is qualified or holds licenses to do business as a foreign corporation or other entity. For purposes of this Agreement, a “Subsidiary” shall mean any corporation, partnership, joint venture or other entity in which a Party has, directly or indirectly, an equity interest representing 50% or more of the equity securities thereof or other equity interests therein (collectively, the “Subsidiaries”).

(a)     Each Subsidiary is an entity duly organized, validly existing and in corporate and tax good standing under the laws of the jurisdiction of its incorporation. Each Subsidiary is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires qualification to do business, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Each Subsidiary has all requisite power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. DLT has delivered or made available to EEP complete and accurate copies of the charter, bylaws or other organizational documents of each Subsidiary. No Subsidiary is in default under or in violation of any provision of its charter, bylaws or other organizational documents. All of the issued and outstanding equity securities of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All equity securities of each Subsidiary that are held of record or owned beneficially by either DLT or any Subsidiary are held or owned free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), claims, security interests, options, warrants, rights, contracts, calls, commitments, equities and demands. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which DLT or any Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any equity securities of any Subsidiary. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary. To the knowledge of DLT, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of any equity securities of any Subsidiary.

Except as set forth in Schedule 2.17, DLT does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association which is not a Subsidiary.

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ARTICLE III
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF EEP

As an inducement to, and to obtain the reliance of DLT, EEP represents and warrants as follows:

3.1     Organization.  EEP is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the EEP Schedules (as hereinafter defined) are complete and correct copies of the Articles of Incorporation and bylaws of EEP, and all amendments thereto, as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of EEP’s Articles of Incorporation or bylaws. EEP has taken all action required by law, its Articles of Incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and EEP has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

3.2     Capitalization.  EEP’s authorized capitalization consists of 75,000,000 shares of Common Stock, of which no more than 9,552,500 shares will be issued and outstanding at Closing and immediately prior to the issuance of the Exchange Shares.  All presently issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person.  The Exchange Shares will be legally issued, fully paid and non-assessable and shall not be issued in violation of the pre-emptive or other rights of any other person.

3.3     Financial Statements.  Except as described herein or in the EEP Schedules:

(a)     EEP has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which EEP may be liable in its own right, or as a transferee of the assets of, or as a successor to, any other corporation or entity.

(b)     EEP has filed all federal, state, or local income tax returns required to be filed by it from inception.

(c)     The books and records, financial and otherwise, of EEP are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

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(d)     No deficiency for any taxes has been proposed, asserted or assessed against EEP.  There has been no tax audit, nor has there been any notice to EEP by any taxing authority regarding any such tax audit, or, to the knowledge of EEP, is any such tax audit threatened with regard to any taxes or EEP tax returns.  EEP does not expect the assessment of any additional taxes of EEP for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of EEP.

(e)     EEP has good and marketable title to its assets and, except as set forth in the EEP Schedules, has no material contingent liabilities, direct or indirect, matured or unmatured.

3.4     Information.  The information concerning EEP set forth in this Agreement and the EEP Schedules are and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing Date.

3.5     Common Stock Equivalents.  Except as set forth in the EEP Financial Statements, there are no existing options, warrants, calls, and commitments of any character or other common stock equivalents relating to authorized and unissued stock of EEP.

3.6     Absence of Certain Changes or Events.  Except as described herein or in the EEP Schedules:

(a)     There has not been (i) any material adverse change, financial or otherwise, in the business, operations, properties, assets, or condition of EEP (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of EEP;

(b)     EEP has not (i) amended its Articles of Incorporation or By-Laws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of EEP; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for, or with its officers, directors, or employees;

(c)     EEP has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent EEP balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of EEP; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement;

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(d)     EEP has no assets, liabilities or accounts payable of any kind or nature, actual or contingent, in excess of $5,000 in the aggregate as of the Closing Date; and

(e)     To the best knowledge of EEP, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of EEP.

3.7     Title and Related Matters.  EEP has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the EEP balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

(a)   statutory liens or claims not yet delinquent;

(b)   such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

(c)   as described in the EEP Schedules.

3.8     Litigation and Proceedings.  There are no actions, suits, or proceedings pending or, to the knowledge of EEP, threatened by or against or affecting EEP, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

3.9     Contracts.  EEP is not a party to any material contract, agreement, or other commitment, except as specifically disclosed in its schedules to this Agreement.

3.10   No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which EEP is a party or to which it or any of its assets or operations are subject.

3.11   Governmental Authorizations.  EEP is not required to have any licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by EEP of this Agreement and the consummation by EEP of the transactions contemplated hereby.

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3.12   Compliance With Laws and Regulations.  To the best of its knowledge, EEP has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of EEP or except to the extent that noncompliance would not result in the incurrence of any material liability.

3.13   Insurance.  EEP owns no insurable properties and carries no casualty or liability insurance.

3.14   Approval of Agreement.  The board of directors of EEP (the “EEP Board”) has authorized the execution and delivery of this Agreement by EEP and has approved this Agreement and the transactions contemplated hereby.

3.15   Material Transactions of Affiliations.  Except as disclosed herein and in the EEP Schedules, there exists no material contract, agreement, or arrangement between EEP and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record or known by EEP to own beneficially, 10% or more of the issued and outstanding common stock of EEP and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 10% stockholder of EEP has, or has had during the last preceding full fiscal year, any known interest in any material transaction with EEP which was material to the business of EEP. EEP has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with any such affiliated person.

3.16   Employment Matters.  EEP has no employees other than its executive officers.

3.17   EEP Schedules.  Prior to the Closing, EEP shall have delivered to DLT the following schedules, which are collectively referred to as the “EEP Schedules,” which are dated the date of this Agreement, all certified by an officer to be complete, true, and accurate:

(a)   a schedule containing complete and accurate copies of the Articles of Incorporation and by-laws, as amended, of EEP as in effect as of the date of this Agreement;

(b)   a schedule containing a copy of the federal income tax returns of EEP identified in Section 3.3(b); and

(c)   a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the EEP Schedules.

3.18   Brokers.  EEP has not entered into any contract with any person, firm or other entity that would obligate DLT or EEP to pay any commission, brokerage or finders’ fee in connection with the transactions contemplated herein.

3.19   Subsidiaries.  EEP does not have any subsidiaries and does not own, beneficially or of record, any shares or other equity interests of any other corporation or other entity.

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ARTICLE IV
SPECIAL COVENANTS

4.1     Amendment.  As soon as practicable following the Closing, EEP shall file an amendment to its Articles of Incorporation to (i) increase its authorized capitalization to 310,000,000 million shares, of which 300,000,000 shall be Common Stock, par value $0.001 per share, and 10,000,000 shares shall be blank check preferred stock, par value $0.001 per share; (ii) effectuate a forward-slit of its Common Stock on a 14.29-for-1 basis (the “Split”); and (iii) change the name of the Corporation to DLT International Limited (the “Name Change”, collectively, the “Charter Amendment”).

4.2     Retirement Condition.  As soon as practicable following the Closing, EEP shall have retired and canceled on the books and records of 9,300,000 shares of EEP Common Stock held by John David Palmer.

4.3     Actions of EEP Shareholders.  Prior to the Closing, EEP shall cause the following actions to be taken by the written consent of the holders of a majority of the outstanding shares of common stock of EEP:

(a)     the approval of this Agreement and the transactions contemplated hereby and thereby; and

(b)     such other actions as the directors may determine are necessary or appropriate.

4.4     Actions of DLT.  Prior to the Closing, DLT shall cause the following actions to be taken by the written consent of the holders of a majority of the outstanding shares of common stock of DLT:

(a)     the approval of this Agreement and the transactions contemplated hereby and thereby; and

(b)     such other actions as the directors may determine are necessary or appropriate.

4.5     Access to Properties and Records.  EEP and DLT will each afford to the officers and authorized representatives of the other reasonable access to the properties, books, and records of EEP or DLT in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of EEP or DLT as the other shall from time to time reasonably request.

4.6     Delivery of Books and Records.  At the Closing, EEP shall deliver to DLT, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of EEP now in the possession or control of EEP or its representatives and agents.

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4.7     Actions Prior to Closing by both Parties.

(a)   From and after the date of this Agreement until the Closing Date and except as set forth in the EEP or DLT Schedules or as permitted or contemplated by this Agreement, EEP and DLT will each: (i) carry on its business in substantially the same manner as it has heretofore; (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; (iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business; (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)     Except as set forth herein, from and after the date of this Agreement until the Closing Date, neither EEP nor DLT will: (i) make any change in their organizational documents, charter documents or bylaws; (ii) take any action described in Section 2.6 in the case of DLT, or in Section 3.6, in the case of EEP (all except as permitted therein or as disclosed in the applicable party’s schedules); (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party’s schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services, or (iv) make or change any material tax election, settle or compromise any material tax liability or file any amended tax return.

4.8     Indemnification.

(a)     DLT hereby agrees to indemnify EEP and each of the officers, agents and directors of EEP as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in Article II. The indemnification provided for in this paragraph shall not survive the Closing and consummation of the transactions contemplated hereby but shall survive the termination of this Agreement pursuant to Section 7.1(b) of this Agreement.

(b)   EEP hereby agrees to indemnify DLT and each of the officers, agents and directors of DLT as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III. The indemnification provided for in this paragraph shall not survive the Closing and consummation of the transactions contemplated hereby but shall survive the termination of this Agreement pursuant to Section 7.1(c) of this Agreement.

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ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF EEP

The obligations of EEP under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

5.1     Accuracy of Representations; Performance.  The representations and warranties made by DLT in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and DLT shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by DLT prior to or at the Closing. EEP may request to be furnished with a certificate, signed by a duly authorized officer of DLT and dated the Closing Date, to the foregoing effect.

5.2     Officer’s Certificates.  EEP shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of DLT to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of DLT threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the DLT Schedules, by or against DLT which might result in any material adverse change in any of the assets, properties, business, or operations of DLT.

5.3     No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of DLT, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations.

5.4     Good Standing.  EEP shall have received certificates of good standing from the appropriate agencies of the British Virgin Islands and PRC certifying that DLT and Dalei are in good standing in such jurisdictions, respectively.

5.5     Other Items.

(a)     EEP shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as EEP may reasonably request.

(b)     Complete and satisfactory due diligence review of DLT by EEP.

(c)     Approval of the Transaction by the DLT Board and the DLT Holders.

(d)     Any necessary third-party consents shall be obtained prior to Closing, including but not limited to consents necessary from DLT’s lenders, creditors, vendors and lessors.

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ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF DLT

The obligations of DLT under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

6.1     Accuracy of Representations; Performance.  The representations and warranties made by EEP in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and EEP shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by EEP prior to or at the Closing.  DLT shall have been furnished with a certificate, signed by a duly authorized executive officer of EEP and dated the Closing Date, to the foregoing effect.

6.2     Officer’s Certificate.  DLT shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of EEP to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of EEP threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

6.3     No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of EEP nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of EEP.

6.4     Good Standing.  DLT shall have received a certificate of good standing from the Secretary of State of the State of Nevada or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that EEP is in good standing as a corporation in the State of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

6.5     Other Items.

(a)     DLT shall have received a stockholder list of EEP containing the name, address, and number of shares held by each EEP stockholder as of the date of Closing certified by an executive officer of EEP as being true, complete, and accurate by EEP transfer agent.

(b)     DLT shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as DLT may reasonably request.

(c)     Complete and satisfactory due diligence review of EEP by DLT.

(d)     Approval of the Transaction by the EEP Board and the stockholders of EEP.

(e)     There shall have been no material adverse changes in EEP, financial or otherwise.

(f)     There shall be no EEP Common Stock Equivalents outstanding as of immediately prior to the Closing.  For purposes of the foregoing, “EEP Common Stock Equivalents” shall mean any subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from EEP, or obligating EEP to issue, any shares of any class of the capital stock of EEP or any securities convertible into or exchangeable for such shares.

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(g)     Any necessary third-party consents shall be obtained prior to Closing, including but not limited to consents necessary from EEP’s lenders, creditors; vendors, and lessors.

ARTICLE VII
TERMINATION

7.1     Termination.

(a)     This Agreement may be terminated by either the DLT Board or the EEP Board at any time prior to the Closing Date if: (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange; (iii) there shall have been any change after the date of the latest balance sheets of DLT and EEP, respectively, in the assets, properties, business, or financial condition of DLT and EEP, which could have a materially adverse affect on the value of the business of DLT and EEP respectively, except any changes disclosed in the DLT and EEP Schedules, as the case may be, dated as of the date of execution of this Agreement. In the event of termination pursuant to this paragraph (a) of Section 7.1, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated; (iv) the Closing Date shall not have occurred by December 31, 2010; or (v) if EEP shall not have provided responses satisfactory in DLT’s reasonable judgment to DLT’s request for due diligence materials.

(b)     This Agreement may be terminated at any time prior to the Closing by action of the EEP Board if DLT shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of DLT contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to DLT. If this Agreement is terminated pursuant to this paragraph (b) of Section 7.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that DLT shall bear its own costs as well as the costs incurred by EEP in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities contemplated hereby for exemption from the registration requirements of state and federal securities laws.

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(c)     This Agreement may be terminated at any time prior to the Closing by action of the DLT Board if EEP shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of EEP contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to EEP.  If this Agreement is terminated pursuant to this paragraph (c) of Section 7.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that EEP shall bear its own costs as well as the costs of DLT incurred in connection with the negotiation, preparation, and execution of this Agreement.

ARTICLE VIII
MISCELLANEOUS

8.1     Governing Law.  This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Nevada.  Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association’s commercial rules then in effect. The arbitration will be conducted in New York, New York. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

8.2     Notices.  Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

8.3     Attorney’s Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

8.4     Confidentiality. EEP, on the one hand, and DLT and the DLT Shareholders, on the other hand, will keep confidential all information and materials regarding the other Party designated by such Party as confidential.  The provisions of this Section 5.4 shall not apply to any information which is or shall become part of the public domain through no fault of the Party subject to the obligation from a third party with a right to disclose such information free of obligation of confidentiality. DLT and EEP agree that no public disclosure will be made by either Party of the existence of the Transaction or the letter of intent or any of its terms without first advising the other Party and obtaining its prior written consent to the proposed disclosure, unless such disclosure is required by law, regulation or stock exchange rule.

8.5     Expenses.  Except as otherwise set forth herein, each Party shall bear its own costs and expenses associated with the transactions contemplated by this Agreement.  Without limiting the generality of the foregoing, all costs and expenses incurred by EEP and DLT after the Closing shall be borne by the surviving entity.

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8.6     Schedules; Knowledge.  Each Party is presumed to have full knowledge of all information set forth in the information disclosed and delivered by the other Party pursuant to this Agreement.

8.7     Third Party Beneficiaries.  This Agreement is solely between EEP, DLT and the DLT Shareholders, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

8.8     Entire Agreement.  This Agreement represents the entire agreement between the Parties relating to the Transaction. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

8.9     Survival.  The representations and warranties of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

8.10   Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  This Agreement may only be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

(The rest of this page left intentionally blank.)

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly authorized and executed as of the date first above-written.

ECO ENERGY PUMPS, INC. By:_____________________________ Name: John David Palmer Title: President	DLT INTERNATIONAL LIMITED By:_____________________________ Name: Xiuliang Zhang Title: President

DLT SHAREHOLDERS

KME INVESTMENTS GROUP LIMITED

By:_________________________________
Name:
Title:

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Schedule I

Name	Percentage of	Number of EEP
	DLT Shares	Exchange shares

KME Investments Group Limited	100%	2,267,320 Shares

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Schedule 2.17

Subsidiaries:

Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd.

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APPENDIX C

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K/A
(Amendment No.4)

☒ ANNUAL  REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended:    October 31, 2009

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to ___________

Commission file number: 333-158203

ECO ENERGY PUMPS, INC.
(Exact name of registrant as specified in its charter)

Nevada	26-3550371
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

112 North Curry Street, Carson City, NV   89703-4934
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code)         (775) 284-3713

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined by Rule 405 of the Securities Act.  Yes ☐     No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒     No ☐

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in rule 12b-2 of the Exchange Act).  Yes ☒     No ☐

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold, or the average bid and ask price of such common equity:  As of October 31, 2009, the aggregate value of voting and non-voting common equity held by non-affiliates was $14,350.

Explanatory Note: This Amendment No. 4 on 10-K/A amends our Annual Report on Form 10-K for the fiscal year ended October 31, 2009, which was originally filed with the SEC on April 15, 2009.  The first amendment to our Annual Report on Form 10-K for the fiscal year ended October 31, 2009, was filed on July 15, 2010 for the purpose of including the correct information in the report of the Registrant’s independent public accountant. The second amendment to our Annual Report on Form 10-K for the fiscal year ended October 31, 2009, was filed on July 22, 2010 for the purpose of including the correct information in Item 10. Directors, Executive Officers and Corporate Governance and Item 13. Directors, Executive Officers and Corporate Governance and to make the necessary corresponding changes to the signature page thereto. The third amendment to our Annual Report on Form 10-K for the fiscal year ended October 31, 2009, was filed on November 29, 2010 for the purpose of amending the information under Item 9A. and 9(A)(T) Controls and Procedures and to correct the dates and titles of the certifications included herein. We are filing this Amendment No. 4 on Form 10-K/A solely to amend the information under Item 9A. Controls and Procedures and to correct the date of the certifications included herein.

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TABLE OF CONTENTS

Page Number

PART I

Item 1.	Business	4
Item 1A.	Risk Factors	5
Item 1B	Unresolved Staff Comments	5
Item 2	Properties	5
Item 3	Legal Proceedings	5
Item 4	Submission of Matters to a Vote of Security Holders	5

PART II

PART III

PART IV

Item 15	Exhibits and Financial Statement Schedules	28

3

PART 1

Item 1: Business

Overview

ECO ENERGY PUMPS, INC. (“Eco Energy Pumps, “we”, “the Company”) was incorporated in the State of Nevada on October 14th, 2008, and has a fiscal year end of October 31. We are a development-stage Company that intends to develop an efficient water pump powered by solar energy with an exclusive pump design. This product will be economical, portable and versatile; excellent for using in farms, irrigation, livestock watering and locations without power lines in general, such as remote homes and villages. It will be capable of pumping water from no matter how deep.

The Company has not been involved in any bankruptcy, receivership or similar proceedings since its incorporation nor has it been involved in any reclassification, merger or consolidation.  We have no plans to change our business activities.

General

Eco Energy Pumps, Inc. plans to produce a water pump that will also be a clean and simple alternative to fuel-burning generators and windmills for locations without power lines. Our pumps will require no fuel deliveries and simple maintenance (4 to 5 years). A solar pump delivers the most water when it is needed the most: when the weather is sunny and dry.

We have not yet entered into any agreements to manufacture our products yet.

Our president and director has invested $9,300 in the Company. A total of 33 other investors have invested a further $5,050 in the Company through the purchase of common shares. At the present time, we have not made any arrangements to raise additional cash. We will need additional cash and if we are unable to raise it, we will either suspend marketing operations until we do raise the cash necessary to continue our business plan, or we cease operations entirely.

If we are unable to complete any phase of our business plan or marketing efforts because we don’t have enough money, we will cease our development and/or marketing activities until we raise money. Attempting to raise capital after failing in any phase of our business plan would be difficult. As such, if we cannot secure additional funds we will have to cease operations and investors will lose their entire investment.

Plan of Operation

Over the 12 month period starting upon the end of the sale of our stock, our company must raise capital and start its sales. The first stage of our operations over this period is to develop the prototype of our exclusive solar pump system and make all the adjustments necessary to assure high quality. We expect to complete this step within 120 days after we raise enough capital.

The second stage is to develop our company’s website with detailed information and animated demonstrations of our unique pump system. We expect to complete this step in 180 days after we raise enough capital.

The third stage consists in our product Marketing and Sales campaign including: finding a storage space and buying pump supplies; exposition in Trade Shows across North America; distribution of flyers and brochures and demonstration of our products to non-governmental and governmental Institutions that are funding the development of extraction and delivery of water and sanitation in Africa and in development stage countries in general. We expect to be fully operational within 360 days after we raise enough capital.

The Company has raised $5,050 in cash to initiate its business plan through the sale of its common stock.  The amount raised from our stock offering is insufficient and we will need additional cash to continue to implement our business plan.  If we are unable to raise it, we will either suspend marketing operations until we do raise the cash, or cease operations entirely. Other than as described in this paragraph, we have no other financing plans.

4

If we are unable to complete any aspect of our development or marketing efforts because we don’t have enough money, we will cease our development and/or marketing operations until we raise money. Attempting to raise capital after failing in any phase of our business plan would be difficult. As such, if we cannot secure additional proceeds we will have to cease operations and investors would lose their entire investment.

Management does not plan to hire additional employees at this time. Our President will be responsible for the initial product sourcing. We intend to hire sales representatives initially on a commission only basis to keep administrative overhead to a minimum.  We will use third party web designers to build and maintain our website.

We do not expect to be purchasing or selling plant or significant equipment during the next twelve months.

Item 1A. Risk Factors

We are a smaller reporting company as defined in Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Item 1B. Unresolved Staff Comments

We are a smaller reporting company as defined in Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Item 2. Properties

We do not own any real estate or other properties. The Company’s office is located 112 North Curry Street, Carson City, Nevada, 89703.

Item 3. Legal Proceedings

The Company is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated.

No director, officer, or affiliate of the issuer and no owner of record or beneficiary of more than 5% of the securities of the issuer, or any security holder is a party adverse to the small business issuer or has a material interest adverse to the small business issuer.

Item 4. Submission of Matters to a Vote of Security Holders

None

5

PART II

Item 5.  Market for Registrants Common Equity, Related Stockholder Matters and Issuer Purchase of Equity Securities

As of October 31, 2009 the Company had thirty-three (33) active shareholders of record.  The company has not paid cash dividends and has no outstanding options.

Item 6. Selected Financial Data

We are a smaller reporting company as defined in Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes included elsewhere in this report.

This interim report contains forward looking statements relating to our Company's future economic  performance,  plans and objectives of management for future operations, projections of revenue  mix  and  other financial items that are  based on the beliefs of, as well as assumptions made  by  and  information currently  known  to,  our  management.  The words "expects”, “intends”, “believes”, “anticipates”, “may”, “could”, “should" and similar expressions and variations thereof are intended to identify forward-looking statements.  The cautionary statements set forth in this section are intended to emphasize that actual results may differ materially from those contained in any forward looking statement.

Our auditor’s report on our October 31, 2009 financial statements expresses an opinion that substantial doubt exists as to whether we can continue as an ongoing business. Since our officer and director may be unwilling or unable to loan or advance us additional capital, we believe that if we do not raise additional capital over the next 12 months, we may be required to suspend or cease the implementation of our business plans. See “October 31, 2009 Audited Financial Statements - Auditors Report.”

As of October 31, 2009, Eco Energy Pumps had $2,799 cash on hand and in the bank. Management believes this amount will not satisfy our cash requirements for the next twelve months or until such time that additional proceeds are raised. We plan to satisfy our future cash requirements - primarily the working capital required for the development of our course guides and marketing campaign and to offset legal and accounting fees - by additional equity financing. This will likely be in the form of private placements of common stock.

Management believes that if subsequent private placements are successful, we will be able to generate sales revenue within the following twelve months thereof. However, additional equity financing may not be available to us on acceptable terms or at all, and thus we could fail to satisfy our future cash requirements.

If Eco Energy Pumps is unsuccessful in raising the additional proceeds through a private placement offering it will then have to seek additional funds through debt financing, which would be highly difficult for a new development stage company to secure. Therefore, the company is highly dependent upon the success of the anticipated private placement offering and failure thereof would result in Eco Energy Pumps having to seek capital from other sources such as debt financing, which may not even be available to the company. However, if such financing were available, because Eco Energy Pumps is a development stage company with no operations to date, it would likely have to pay additional costs associated with high risk loans and be subject to an above market interest rate. At such time these funds are required, management would evaluate the terms of such debt financing and determine whether the business could sustain operations and growth and manage the debt load. If Eco Energy Pumps cannot raise additional proceeds via a private placement of its common stock or secure debt financing it would be required to cease business operations. As a result, investors in Eco Energy Pumps common stock would lose all of their investment.

The development and marketing of our products will start over the next 12 months. Eco Energy Pumps does not anticipate obtaining any further products or services.

6

We did not generate any revenue during the fiscal year ended October 31, 2009.  As of the fiscal year ended October 31, 2009 we had $2,799 of cash on hand in the bank. We incurred operating expenses in the amount of $21,651 in the fiscal year ended October 31, 2009. These operating expenses were comprised of professional fees and office and general expenses.   Since inception we have incurred operating expenses of $22,946.

Eco Energy Pumps has no current plans, preliminary or otherwise, to merge with any other entity.

Off Balance Sheet Arrangements.

As of the date of this Annual Report, the current funds available to the Company will not be sufficient to continue operations. The cost to establish the Company and begin operations is estimated to be approximately $80,000 over the next twelve months and the cost of maintaining our reporting status is estimated to be $8,000 over this same period. The officer and director, John David Palmer has undertaken to provide the Company with operating capital to sustain our business over the next twelve month period as the expenses are incurred in the form of a non-secured loan. However, there is no contract in place or written agreement securing this agreement.  Management believes that if the Company cannot raise sufficient revenues or maintain its reporting status with the SEC it will have to cease all efforts directed towards the Company.  As such, any investment previously made would be lost in its entirety.

Other than the above described situation the Company does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Item 7A. Quantitative and Qualitative Disclosures about Market Risk

We are a smaller reporting company as defined in Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Item 8. Financial Statements and Supplementary Data

7

SEALE AND BEERS, CPAs
PCAOB & CPAB REGISTERED AUDITORS
www.sealebeers.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Eco Energy Pumps Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of Eco Energy Pumps Inc. (A Development Stage Company) as of October 31, 2009, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the year ended October 31, 2009 and since inception on October 14, 2008 through October 31, 2009. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eco Energy Pumps Inc. (A Development Stage Company) as of October 31, 2009, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the year ended October 31, 2009 and since inception on October 14, 2008 through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9 to the accompanying financial statements, the Company has restated its interim financial statements.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has had a loss from operations of $21,651 for the year ended October 31, 2009, an accumulated deficit of $22,946 since inception, working capital deficit of $8,596 at October 31, 2009, and has earned no revenues since inception, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Seale and Beers, CPAs
Seale and Beers, CPAs
Las Vegas, Nevada
April 9, 2010

50 S. Jones Blvd. Suite 202 Las Vegas, NV 89107 Phone: (888)727-8251 Fax: (888)782-2351

8

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

OCTOBER 31, 2009

BALANCE SHEET

STATEMENT OF OPERATION

STATEMENT OF STOCKHOLDERS’ EQUITY

STATEMENT OF CASH FLOWS

NOTES TO FINANCIAL STATEMENTS

9

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

BALANCE SHEET

October 31, 2009 (Audited)

ASSETS
Trust Account	2,799
CURRENT ASSETS	2,799
TOTAL ASSETS	$2,799

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accrued Expenses	9,400
Loans from Related Party	1,995
TOTAL CURRENT LIABILITIES	$11,395

STOCKHOLDER’S EQUITY (DEFICIT )
Capital stock (Note 4)
Authorized
75,000,000 shares of common stock, $0.001 par value,
Issued and outstanding
9,552,500 (9,300,000 in Oct 31, 2008) shares of common stock	9,552
Additional Paid in Capital	4,798
Subscription Receivable	-
Accumulated Deficit during development stage	(22,946)
TOTAL STOCKHOLDER’S EQUITY/(DEFICIT)	$(8,596)
TOTAL LIABILITES AND STOCKHOLDER’S EQUITY/(DEFICIT)	$2,799

The accompanying notes are an integral part of these financial statements

10

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS

Audited

	Twelve months to October 31, 2009	Cumulative results of operations from October 14, 2008 (date of inception) to October 31, 2009
REVENUE	$-	$-

OPERATING EXPENSES
General and Administration	$(21,651)	$(22,946)

NET LOSS	$(21,651)	$(22,946)

Provision for income taxes	$-	$-

NET LOSS, after taxes	$(21,651)	$(22,946)

BASIC AND DILUTED LOSS PER COMMON SHARE	$0.00	$0.00

WEIGHTED AVERAGE NUMBER OF BASIC AND DILUTED COMMON SHARES OUTSTANDING	9,388,697

The accompanying notes are an integral part of these financial statements

11

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)

FROM INCEPTION (October 14, 2008) TO October 31, 2009

	Common Stock				Deficit Accumulated
	Number of shares	Amount	Additional Paid-in Capital	Share Subscription Receivable	During the Development Stage	Total

Common stock issued for cash at $0.001 per share
- November 6, 2008	9,300,000	$9,300	$-	$(4,300)	$-	$5,000
Common stock issued at $0.02 per share.
- June 29, 2009	252,500	252	4,798			5,050
Subscription Received				4,300		4,300
Net Loss for the period ended October 31, 2009	-	-	-	-	(22,946)	(22,946)

Balance, October 31, 2009 (Audited)	9,552,500	9,552	4,798	-	(22,946)	(8,596)

The accompanying notes are an integral part of these financial statements

12

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

STATEMENT OF CASH FLOWS
Audited

	Twelve Months to October 31, 2009	October 14, 2008 (date of inception) to October 31, 2009

OPERATING ACTIVITIES
Net loss	$(21,651)	$(22,946)
Expense paid by Shareholder	-	1,295
Accrued Expenses	9,400	9,400

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(12,251)	(12,251)

FINANCING ACTIVITIES
Common Shares	14,350	14,350
Loans from related party	700	700

NET CASH PROVIDED BY FINANCING ACTIVITIES	15,050	15,050

NET INCREASE (DECREASE) IN CASH	2,799	2,799

CASH, BEGINNING OF PERIOD	-	-

CASH, END OF PERIOD	$2,799	$2,799

Supplemental Non-Cash Disclosures:
Expense Paid by Shareholder	$-	$1,295

Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements

13

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2009

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

ECO ENERGY PUMPS, INC. (“Company”) is in the initial development stage and has incurred losses since inception totalling $22,946.  The Company was incorporated on October 14, 2008 in the State of Nevada and established a fiscal year end of October 31.  The Company is a development stage company organized to develop a very efficient water pump powered by solar energy. Its main differential will be the exclusive rotary style positive flow pump, which will be able to pump water continually with no waste of energy.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements present the balance sheet, statements of operations, stockholders' equity (deficit) and cash flows of the Company. These financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States.

Use of Estimates and Assumptions
Preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Income Taxes
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carry forwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Net Loss per Share
Basic loss per share includes no dilution and is computed by dividing loss available to common stockholders by the weighted average number of common shares outstanding for the period.  Dilutive loss per share reflects the potential dilution of securities that could share in the losses of the Company.  Because the Company does not have any potentially dilutive securities, the accompanying presentation is only of basic loss per share.

14

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2009

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation
The financial statements are presented in United States dollars.  "Foreign Currency Translation", foreign denominated monetary assets and liabilities are translated to their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date.  Non-monetary assets and liabilities are translated at exchange rates prevailing at the transaction date. Revenue and expenses are translated at average rates of exchange during the periods presented.  Related translation adjustments are reported as a separate component of stockholders’ equity (deficit), whereas gains or losses resulting from foreign currency transactions are included in results of operations

Revenue and Cost Recognition
The Company has no current source of revenue; therefore the Company has not yet adopted any policy regarding the recognition of revenue or cost.

Stock-based Compensation
The Company has not adopted a stock option plan and has not granted any stock options.  Accordingly no stock-based compensation has been recorded to date.

Advertising
The company expenses advertising as incurred.  The company has had no advertising since inception.

Recent Accounting Pronouncements

In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-08 (ASU 2010-08), Technical Corrections to Various Topics.  This amendment eliminated inconsistencies and outdated provisions and provided the needed clarifications to various topics within Topic 815.  The amendments are effective for the first reporting period (including interim periods) beginning after issuance (February 2, 2010), except for certain amendments.  The amendments to the guidance on accounting for income taxes in a reorganization (Subtopic 852-740) should be applied to reorganizations for which the date of the reorganization is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.  For those reorganizations reflected in interim financial statements issued before the amendments in this Update are effective, retrospective application is required.  The clarifications of the guidance on the embedded derivates and hedging (Subtopic 815-15) are effective for fiscal years beginning after December 15, 2009, and should be applied to existing contracts (hybrid instruments) containing embedded derivative features at the date of adoption.  The Company does not expect the provisions of ASU 2010-08 to have a material effect on the financial position, results of operations or cash flows of the Company.

15

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2009

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-07 (ASU 2010-07), Not-for-Profit Entities (Topic 958): Not-for-Profit Entities: Mergers and Acquisitions.  This amendment to Topic 958 has occurred as a result of the issuance of FAS 164.  The Company does not expect the provisions of ASU 2010-07 to have a material effect on the financial position, results of operations or cash flows of the Company.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements.  This amendment to Topic 820 has improved disclosures about fair value measurements on the basis of input received from the users of financial statements.  This is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements.  Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Early adoption is permitted.  The Company does not expect the provisions of ASU 2010-06 to have a material effect on the financial position, results of operations or cash flows of the Company.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-05 (ASU 2010-05), Compensation – Stock Compensation (Topic 718).  This standard codifies EITF Topic D-110 Escrowed Share Arrangements and the Presumption of Compensation.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-04 (ASU 2010-04), Accounting for Various Topics—Technical Corrections to SEC Paragraphs.

In January 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-03 (ASU 2010-03), Extractive Activities—Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures.  This amendment to Topic 932 has improved the reserve estimation and disclosure requirements by (1) updating the reserve estimation requirements for changes in practice and technology that have occurred over the last several decades and (2) expanding the disclosure requirements for equity method investments.  This is effective for annual reporting periods ending on or after December 31,

2009.  However, an entity that becomes subject to the disclosures because of the change to the definition oil- and gas- producing activities may elect to provide those disclosures in annual periods beginning after December 31, 2009.  Early adoption is not permitted.  The Company does not expect the provisions of ASU 2010-03 to have a material effect on the financial position, results of operations or cash flows of the Company.

16

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2009

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In January 2010, the FASB issued Accounting Standards Update 2010-02, Consolidation (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary.  This amendment to Topic 810 clarifies, but does not change, the scope of current US GAAP.  It clarifies the decrease in ownership provisions of Subtopic 810-10 and removes the potential conflict between guidance in that Subtopic and asset derecognition and gain or loss recognition guidance that may exist in other US GAAP.  An entity will be required to follow the amended guidance beginning in the period that it first adopts FAS 160 (now included in Subtopic 810-10).  For those entities that have already adopted FAS 160, the amendments are effective at the beginning of the first interim or annual reporting period ending on or after December 15, 2009. The amendments should be applied retrospectively to the first period that an entity adopted FAS 160.  The Company does not expect the provisions of ASU 2010-02 to have a material effect on the financial position, results of operations or cash flows of the Company.

In January 2010, the FASB issued Accounting Standards Update 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash (A Consensus of the FASB Emerging Issues Task Force).  This amendment to Topic 505 clarifies the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a limit on the amount of cash that will be distributed is not a stock dividend for purposes of applying Topics 505 and 260. Effective for interim and annual periods ending on or after December 15, 2009, and would be applied on a retrospective basis.  The Company does not expect the provisions of ASU 2010-01 to have a material effect on the financial position, results of operations or cash flows of the Company.

In December 2009, the FASB issued Accounting Standards Update 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.  This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 167. (See FAS 167 effective date below)

In December 2009, the FASB issued Accounting Standards Update 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets.  This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 166. (See FAS 166 effective date below)

In October 2009, the FASB issued Accounting Standards Update 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing.  This Accounting Standards Update amends the FASB Accounting Standard Codification for EITF 09-1.  (See EITF 09-1 effective date below)

In October 2009, the FASB issued Accounting Standards Update 2009-14, Software (Topic 985): Certain Revenue Arrangements That Include Software Elements.  This update changed the accounting model for revenue arrangements that include both tangible products and software elements.  Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  Early adoption is permitted.  The Company does not expect the provisions

17

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2009

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of ASU 2009-14 to have a material effect on the financial position, results of operations or cash flows of the Company.

In October 2009, the FASB issued Accounting Standards Update 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements.  This update addressed the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than a combined unit and will be separated in more circumstances that under existing US GAAP.  This amendment has eliminated that residual method of allocation.  Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  Early adoption is permitted. The Company does not expect the provisions of ASU 2009-13 to have a material effect on the financial position, results of operations or cash flows of the Company.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).  This update provides amendments to Topic 820 for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent).  It is effective for interim and annual periods ending after December 15, 2009.  Early application is permitted in financial statements for earlier interim and annual periods that have not been issued. The Company does not expect the provisions of ASU 2009-12 to have a material effect on the financial position, results of operations or cash flows of the Company.

In July 2009, the FASB ratified the consensus reached by EITF (Emerging Issues Task Force) issued EITF No. 09-1, (ASC Topic 470) “Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance” (“EITF 09-1”).  The provisions of EITF 09-1, clarifies the accounting treatment and disclosure of share-lending arrangements that are classified as equity in the financial statements of the share lender.  An example of a share-lending arrangement is an agreement between the Company (share lender) and an investment bank (share borrower) which allows the investment bank to use the loaned shares to enter into equity derivative contracts with investors.  EITF 09-1 is effective for fiscal years that beginning on or after December 15, 2009 and requires retrospective application for all arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009.   Share-lending arrangements that have been terminated as a result of counterparty default prior to December 15, 2009, but for which the entity has not reached a final settlement as of December 15, 2009 are within the scope.  Effective for share-lending arrangements entered into on or after the beginning of the first reporting period that begins on or after June 15, 2009.  The Company does not expect the provisions of EITF 09-1 to have a material effect on the financial position, results of operations or cash flows of the Company.

18

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2009

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2009, the FASB issued SFAS No. 168 (ASC Topic 105), “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS No. 168”).  Under SFAS No. 168 the “FASB Accounting Standards Codification” (“Codification”) will become the source of authoritative US GAAP to be applied by nongovernmental entities.  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. SFAS No. 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  On the effective date, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS No. 168 is effective for the Company’s interim quarterly period beginning July 1, 2009. The Company does not expect the adoption of SFAS No. 168 to have an impact on the financial statements.

 In June 2009, the FASB issued SFAS No. 167 (ASC Topic 810), “Amendments to FASB Interpretation No. 46(R) (“SFAS 167”).   SFAS 167 amends the consolidation guidance applicable to variable interest entities. The provisions of SFAS 167 significantly affect the overall consolidation analysis under FASB Interpretation No. 46(R).  SFAS 167 is effective as of the beginning of the first fiscal year that begins after November 15, 2009. SFAS 167 will be effective for the Company beginning in 2010. The Company does not expect the provisions of SFAS 167 to have a material effect on the financial position, results of operations or cash flows of the Company.

In June 2009, the FASB issued SFAS No. 166, (ASC Topic 860) “Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140” (“SFAS 166”). The provisions of SFAS 166, in part, amend the derecognition guidance in FASB Statement No. 140, eliminate the exemption from consolidation for qualifying special-purpose entities and require additional disclosures. SFAS 166 is effective for financial asset transfers occurring after the beginning of an entity’s first fiscal year that begins after November 15, 2009. The Company does not expect the provisions of SFAS 166 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2009, the FASB issued SFAS No. 164, (ASC Topic 810) “Not-for-Profit Entities: Mergers and Acquisitions – including an amendment of FASB Statement No. 142” (“SFAS 164”). The provisions of SFAS 164 provide guidance on accounting for a combination of not-for-profit entities either via merger or acquisition.  SFAS 164 is effective for mergers occurring on or after the beginning of an initial reporting period beginning on or after December 15, 2009 and acquisitions occurring on or after the beginning of the first annual reporting period beginning on or after December 15, 2009. The Company does not expect the provisions of SFAS 164 to have a material effect on the financial position, results of operations or cash flows of the Company.

19

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2009

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2009, the Securities and Exchange Commission’s Office of the Chief Accountant and Division of Corporation Finance announced the release of Staff Accounting Bulletin (SAB) No. 112. This staff accounting bulletin amends or rescinds portions of the interpretive guidance included in the Staff Accounting Bulletin Series in order to make the relevant interpretive guidance consistent with current authoritative accounting and auditing guidance and Securities and Exchange Commission rules and regulations. Specifically, the staff is updating the Series in order to bring existing guidance into conformity with recent pronouncements by the Financial Accounting Standards Board, namely, Statement of Financial Accounting Standards No. 141 (revised 2007) (ASC Topic 805), Business Combinations, and Statement of Financial Accounting Standards No. 160 (ASC Topic 810), Non-controlling Interests in Consolidated Financial Statements. The statements in staff accounting bulletins are not rules or interpretations of the Commission, nor are they published as bearing the Commission's official approval. They represent interpretations and practices followed by the Division of Corporation Finance and the Office of the Chief Accountant in administering the disclosure requirements of the Federal securities laws.

In September 2008, the FASB issued exposure drafts that eliminate qualifying special purpose entities from the guidance of SFAS No. 140 (ASC Topic 860), “Accounting for Transfers and Servicing of Financial  Assets and  Extinguishments of Liabilities,” and  FASB  Interpretation 46 (ASC Topic 810) (revised December 2003), “Consolidation of  Variable  Interest Entities − an interpretation of ARB  No. 51 (ASC Topic 810),” as well as other modifications.  While the proposed revised pronouncements have not been finalized and the proposals are subject to further public comment, the Company anticipates the changes will not have a significant impact on the Company’s financial statements.  The changes would be effective March 1, 2010, on a prospective basis.

NOTE 3 – GOING CONCERN

The Company’s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern.  This contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  Currently, the Company does has cash in trust but no material assets, the Company has had a loss from operations of $21,651 an accumulated deficit of $22,946, working capital deficit of $8,596 and has earned no revenues since inception nor does it have operations or a source of revenue sufficient to cover its operation costs giving substantial doubt for it to continue as a going concern.  The Company will be dependent upon the raising of additional capital through placement of our common stock in order to implement its business plan, or merge with an operating company.  There can be no assurance that the Company will be successful in either situation in order to continue as a going concern.  The officers and directors have committed to advancing certain operating costs of the Company.

20

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2009

NOTE 3 – GOING CONCERN (continued)

The ability of the Company to continue as a going concern is dependent on raising capital to fund its business plan and ultimately to attain profitable operations.  Accordingly, these factors raise substantial doubt as to the Company’s ability to continue as a going concern.  The Company is funding its initial operations by way of issuing Founder’s shares.   As of October 31, 2009, the Company had issued 9,300,000 Founder’s shares at $0.001 per share for net funds to the Company of $9,300 and 252,500 shares at $0.02 per share for $5,050

NOTE 4 - FAIR VALUE OF FINANCIAL INSTRUMENTS

In accordance with the requirements of ASC 825 , the Company has determined the estimated fair value of financial instruments using available market information and appropriate valuation methodologies.  The fair value of financial instruments classified as current assets or liabilities approximate their carrying value due to the short-term maturity of the instruments.

NOTE 5 – CAPITAL STOCK

The Company’s capitalization is 75,000,000 common shares with a par value of $0.001 per share.  No preferred shares have been authorized or issued.

As of October 31, 2009, the Company has not granted any stock options and has not recorded any stock-based compensation.

In June, 2009 the company received $5,050  for the issues of 252,000 share at $0.02

NOTE 6 – INCOME TAXES

For the periods ended October 31, 2009, and October 31, 2008, the Company incurred net operating losses and, accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At October 31, 2009, the Company had approximately $22946 federal net operating losses. The net operating loss carryforwards, if not utilized, will begin to expire in 2028 for federal purposes and in 2029 for California purposes.

The components of the Company’s deferred tax assets/liabilities are as follows:

	As of October 31
	2009	2008
Deferred tax assets:
Net operating loss carryforwards	22,946	1.295
Total deferred tax assets	22,946	1,295

Net deferred tax assets before valuation allowance	22,946	1,295
Less: Valuation allowance	(22,946)	(1,295)
Net deferred tax assets	$0	$0

21

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2009

NOTE 7 - SUBSEQUENT EVENTS

Company has evaluated subsequent events through March 25, 2010, the date which the financial statements were available to be issued.

NOTE 8 – RELATED PARTY TRANSACTIONS

As of October 31, 2009, the Company received advances from a Director in the amount of $1,995. The amounts due to the related party are unsecured, non-interest bearing, and due on demand.

NOTE 9 - RESTATEMENT NOTE

Due to an accounting error, the Company has restated its Balance Sheets as at April 30, 2009 and July 30, 2009.

	YEAR ENDED APRIL 30, 2009
CURRENT LIABILITIES	ORIGINAL	CORRECTION	RESTATED
Accrued Expenses	7,000	300	7,300
Accumulated Deficit	(12,530)	(300)	(12,830)

	YEAR ENDED JULY 30, 2009
CURRENT LIABILITIES	ORIGINAL	CORRECTION	RESTATED
Accrued Expenses	5,000	600	5,600
Accumulated Deficit	(15,530)	(600)	(16,130)

The company had omitted to accrue Edgarsing Fees of $300 in each of the two above periods.

The date of issuance of 9,300 shares of Common Stock was previously stated as at October 14, 2008 instead of November 6, 2008.

Item 9. Changes and Disagreements with Accounts on Accounting and Financial Disclosure
Our auditors are Seale and Beers, CPAs, PCAOB & CPAB Registered Auditors, operating from their offices in Las Vegas, NV.  There have not been any changes in or disagreements with our accountants on accounting, financial disclosure or any other matter.

Item 9A. Controls and Procedures

In accordance with Rule 13a-15(b) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as of the end of the period covered by this Annual Report on Form 10-K, the Company’s management evaluated, with the participation of the Company’s principal executive and financial officer, the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) or Rule 15d-15(e) under the Exchange Act). Disclosure controls and procedures are defined as those controls and other procedures of an issuer that are designed to ensure that the information required to be disclosed by the issuer in the reports it files or submits under the Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Act is accumulated and communicated to the issuer's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. Based on that Evaluation he concluded that the Registrant’s disclosure controls and procedures are ineffective in gathering, analyzing and disclosing information needed to satisfy the registrant’s disclosure obligations under the Exchange Act. Based upon an evaluation of the effectiveness of disclosure controls and procedures, our Company’s  principal executive and principal financial officers has concluded that as of the end of the period covered by this Annual Report on Form 10K our disclosure controls and procedures (as defined in Rules 13a-15(e) or 15d-15(e) under the Exchange Act) are not effective because of the material weaknesses in our disclosure controls and procedures~~.~~ which is identified below.  It should be noted that the design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote.”

22

The material weaknesses in our disclosure control procedures are as follows:

1.
Lack of formal policies and procedures necessary to adequately review significant accounting transactions. The Company utilizes a third party independent contractor for the preparation of its financial statements. Although the financial statements and footnotes are reviewed by our management, we do not have a formal policy to review significant accounting transactions and the accounting treatment of such transactions. The third party independent contractor is not involved in the day to day operations of the Company and may not be provided information from management on a timely basis to allow for adequate reporting/consideration of certain transactions.

2.
Audit Committee and Financial Expert. The Company does not have a formal audit committee with a financial expert, and thus the Company lacks the board oversight role within the financial reporting process.

We intend to initiate measures to remediate the identified material weaknesses including, but not necessarily limited to, the following:

·
Establishing a formal review process of significant accounting transactions that includes participation of the Chief Executive Officer, the Chief Financial Officer and the Company’s corporate legal counsel.

·
Form an Audit Committee that will establish policies and procedures that will provide the Board of Directors a formal review process that will among other things, assure that management controls and procedures are in place and being maintained consistently.

Item 9A(T). Controls and Procedures

Our management is responsible for establishing and maintaining adequate internal control over financial report for the company (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act). Internal control over financial reporting is to provide reasonable assurance regarding the reliability of our financial reporting for external purposes in accordance with accounting principles generally accepted in the United States of America. Internal control over financial reporting includes maintain records that in reasonable detail accurately and fairly reflect our transactions; providing reasonable assurance that transactions are recorded as necessary for preparation of our financial statements; providing reasonable assurance that receipts and expenditures of company assets are made in accordance with management authorization; and providing reasonable assurance that unauthorized acquisition , use or disposition of company assets that could have a material effect on our financial statements would be prevented or detected.

As of October 31, 2009, management assessed the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in SEC guidance on conducting such assessments.  Based on this evaluation under the COSO Framework, our management concluded that our internal control over financial reporting are not effective as of October 31, 2009.  In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control-Integrated Framework.  Based on that evaluation, they concluded that, during the period covered by this report, such internal controls and procedures were not effective to detect the inappropriate application of US GAAP rules as more fully described below. This was due to deficiencies that existed in the design or operation of our internal control over financial reporting that adversely affected our internal controls and that may be considered to be material weaknesses.

23

The matters involving internal controls and procedures that the Company’s management considered to be material weaknesses under the standards of the Public Company Accounting Oversight Board were: (1) lack of a functioning audit committee and lack of a majority of outside directors on the Company's board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; (2) inadequate segregation of duties consistent with control objectives; (3) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements; and (4) ineffective controls over period end financial disclosure and reporting processes. The aforementioned material weaknesses were identified by the Company's Chief Financial Officer in connection with the review of our financial statements as of October 31, 2009 and communicated to our management.

Management believes that the material weaknesses set forth in items (2), (3) and (4) above did not have an affect on the Company's financial results. However, management believes that the lack of a functioning audit committee and lack of a majority of outside directors on the Company's board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures can result in the Company's determination to its financial statements for the future years.

We are committed to improving our financial organization. As part of this commitment, we will create a position to segregate duties consistent with control objectives and will increase our personnel resources and technical accounting expertise within the accounting function when funds are available to the Company: i) Appointing one or more outside directors to our board of directors who shall be appointed to the audit committee of the Company resulting in a fully functioning audit committee who will undertake the oversight in the establishment and monitoring of required internal controls and procedures; and ii) Preparing and implementing sufficient written policies and checklists which will set forth procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements.

Management believes that the appointment of more outside directors, who shall be appointed to a fully functioning audit committee, will remedy the lack of a functioning audit committee and a lack of a majority of outside directors on the Company's Board. In addition, management believes that preparing and implementing sufficient written policies and checklists will remedy the following material weaknesses (i) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements; and (ii) ineffective controls over period end financial close and reporting processes. Further, management believes that the hiring of additional personnel who have the technical expertise and knowledge will result proper segregation of duties and provide more checks and balances within the department. Additional personnel will also provide the cross training needed to support the Company if personnel turn over issues within the department occur. This coupled with the appointment of additional outside directors will greatly decrease any control and procedure issues the company may encounter in the future.

We will continue to monitor and evaluate the effectiveness of our internal controls and procedures and our internal controls over financial reporting on an ongoing basis and are committed to taking further action and implementing additional enhancements or improvements, as necessary and as funds allow.

There have been no changes in our internal controls over financial reporting that occurred during the quarter ended October 31, 2009 that have materially affected or are reasonably likely to materially affect, our internal controls over financial reporting.

This annual report does not include an attestation report of the Company’s independent registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by the Company’s independent registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide management report in the Annual Report.

Part 9B. Other Information

None

24

PART III

Item 10. Directors, Executive Officers and Corporate Governance

Our directors serve until their respective successors are elected and qualified. John David Palmer has been elected by the Board of Directors to a term of one (1) year and serves until his successor is duly elected and qualified, or until he is removed from office. Jeannette Aparecida da Silva has been appointed as a secretary without a term. The Board of Directors has no nominating or compensation committees. The Company’s current Audit Committee consists solely of John David Palmer, the Company’ sole officer and a director.

The names, addresses, ages and positions of our present sole officer and our directors are set forth below:

Name	Age	Position(s)

John David Palmer	57	President, Treasurer, Chief Financial Officer and Chairman of the Board of Directors.
Jeannette Aparecida da Silva	53	Secretary

John David Palmer has held his offices/positions since inception of our company and Jeannette Aparecida da Silva has held her position since May 1, 2009. Directors and secretary receive no compensation for serving on the Board of Directors

Background of officers and Directors

John David Palmer

Mr. Palmer has over 25 years of sales, marketing and management experience in Information Technology, manufacturing and service industries.  His strong business background was honed over the past 15 years in senior management positions.

As VP of Marketing for the past 6 years with Morgan and Associates, an accounting/consulting firm primarily involved in evaluating new business opportunities.  Mr. Palmer has acquired extensive knowledge of new technologies in hydraulic mixing systems, Fuel Cell applications, solar and wind power generators, salt water pool chlorination systems, etc. Mr. Palmer advised new and existing technology companies on various investment options, from Seed Capital or Equity partners to Mezzanine financing.  Numerous roll-up acquisition strategies were funded through the introduction to private equity firms whose focus was to pursue investments in mid market later stage companies with the goal of building value through opportune acquisitions.

From 1998 to 2001, Mr. Palmer was Director of Sales and Customer Service for NBS Technologies, a Visa and MasterCard certified manufacturer of credit and debit cards for Canadian banks, retail and various other financial institutions.  Mr. Palmer inherited a sales team that had recently lost two reps in the prime markets of Toronto and Montreal and had a poor internal relationship with their production department.  Mr. Palmer hired two senior sales reps to replace the individuals that had departed and joined the competition.  Despite the time lost due to the hiring and training of new reps, revenue in the first year dropped by only 4% year over year.  Revenue in the second year increased almost 15% with a renewed relationship with clients and internal departments.

From 1994 to 1998, Mr. Palmer held the dual role at Banyan Systems of Canadian Marketing Manager and Channel Manager.  By hiring a new PR Agency and involvement in a rigorous trade show calendar, Banyan’s visibility in the Canadian end-user market was greatly enhanced, resulting in revenue increases of approximately 20% each year.  Creating innovative programs for the channel partners in Canada and closely managing their training and on-going support solidified the solid relationship between Banyan and their channel partners.

From 1988 to 1994, Mr. Palmer was the Regional Sales Manager for C.Itoh Electronics, a Japanese printer/terminal manufacturer.  By closely managing both regional and national accounts in Ontario, Mr. Palmer and his staff maintained revenue growth consistent with Senior Management’s expectations.  Managing various co-op and MDF fund programs along with an aggressive trade-show campaign grew the base of resellers and solidified the relationship between the resellers and C.Itoh.

25

Jeannette Aparecida da Silva

Jeannette Aparecida da Silva has a bachelor degree in Business Administration and specialized in Accountancy. Mrs. Da Silva has more than 10 year experience in coordinator and management. For 7 years she was a Car Washer owner (from 1998 to 2004).

She worked as Human Resources Coordinator at Santander Bank from 2006 to 2007 and Agreement Negotiator at Claro Company from 2007 to 2008.

Since 2009 she has been a Coordinator at Start Fitness Academy.

Mr. Palmer and Mrs. Da Silva are not director neither secretary of any other reporting company.

Significant Employees

The Company does not, at present, have any employees other than the current director/officer and secretary. We have not entered into any employment agreements, as we currently do not have any employees other than the current director/officer and secretary.

Family Relations

There are no family relationships among the Directors and Officers of Eco Energy Pumps, Inc.

Involvement in Legal Proceedings

No executive Officer or Director of the Company has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding that is currently pending.

No executive Officer or Director of the Company is the subject of any pending legal proceedings.

No Executive Officer of the Company is involved in any bankruptcy petition by or against any business in which he is a general partner or executive officer at this time or within two years of any involvement as a general partner, executive officer, or Director of any business.

Item 11.   Executive Compensation.

Our current executive officer and director has not and does not receive any compensation and has not received any restricted shares awards, options or any other payouts. As such, we have not included a Summary Compensation Table.

There are no current employment agreements between the Company and its executive officer or secretary. Our executive officer has agreed to work without remuneration until such time as we receive revenues that are sufficiently necessary to provide proper salaries to the officer and compensate the directors for participation. Our executive officer and director has the responsibility of determining the timing of remuneration programs for key personnel based upon such factors as positive cash flow, shares sales, product sales, estimated cash expenditures, accounts receivable, accounts payable, notes payable, and a cash balances.  At this time, management cannot accurately estimate when sufficient revenues will occur to implement this compensation, or the exact amount of compensation.

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by Company.

26

Item 12. Security Ownership of Certain Beneficial Owners and Management and related Stockholder Matters

Title of Class	Name and Address of Beneficial Owner [1]	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	John David Palmer, 2665 Windwood Drive, Suite 208 Mississauga, Ontario, Canada L5N 2P2	9,300,000	69.9%
	All Beneficial Owners as a Group (1 person)	9,300,000	69.9%

Item 13. Certain Relationships and Related Transactions, and Director Independence

Currently, there are no contemplated transactions that the Company may enter into with our officers, directors or affiliates. If any such transactions are contemplated we will file such disclosure in a timely manner with the Commission on the proper form making such transaction available for the public to view.

The Company has no formal written employment agreement or other contracts with our current officer and director and there is no assurance that the services to be provided by him will be available for any specific length of time in the future.  Mr. Palmer and Mrs. Da Silva anticipate devoting at a minimum of ten to fifteen percent of his available time to the Company’s affairs.  The amounts of compensation and other terms of any full time employment arrangements would be determined, if and when, such arrangements become necessary.

Item 14.   Principal Accountant Fees and Services.

For the fiscal year ended October 31, 2009 we expect to incur approximately $3,500 in fees to our principal independent accountants for professional services rendered in connection with the audit of financial statements. For the fiscal year ended October 31, 2008, review of the financial statements for the periods ended April 30, 2009 and July 31, 2009; we incurred approximately $3,000 in fees to our independent accountants.

During the fiscal year ended October 31, 2009, we did not incur any other fees for professional services rendered by our principal independent accountants for all other non-audit services which may include, but not limited to, tax related services, actuarial services or valuation services.

27

PART IV

ITEM 15. EXHIBITS

23.1
Consent of SEALE and BEERS, CPAs, PCAOB & CPAB REGISTERED AUDITORS

31.1
Rule 13(a)-14(a)/15(d)-14(a) Certification of Chief Executive Officer

31.2
Rule 13(a)-14(a)/15(d)-14(a) Certification of Chief Financial Officer

32.1
Section 1350 Certification of Chief Executive Officer

32.2
Section 1350 Certification of Chief Financial Officer

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECO ENERGY PUMPS, INC.

By: /s/ Jun Liu
     Name:  Jun Liu
     Title:  Chief Executive Officer and Director

(principal executive officer)

By: /s/ Zhengying Li
     Name:  Zhengying Li
     Title:  Chief Financial Officer and Director

(principal accounting officer)

Dated: January 4, 2010

28

APPENDIX D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q/A
Amendment No. 1

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended: January 31, 2010

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to ____________

Commission file number: 333-158203

ECO ENERGY PUMPS, INC.
(Exact name of registrant as specified in its charter)

Nevada	26-3550371
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

112 North Curry Street, Carson City, NV 89703-4934
(Address of principal executive offices) (Zip Code)

(775) 284 3713
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes |X| No |_|
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.
Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in rule 12b-2 of the Exchange Act).
Yes |X| No |_|

Indicate the number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date:  As of January 31, 2010, the registrant had 9,552,500 shares of common stock, $0.001 par value, issued and outstanding.

Explanatory Note: This Amendment No. 1 on Form 10-Q amends our Quarterly Report on Form 10-Q for the quarter ended January 31, 2010, which was originally filed with the SEC on April 29, 2010.  We are filing this Amendment No. 1 on Form 10-Q/A to amend the information under Item 9A. and 9(A)(T) Controls and Procedures.

2

3

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

JANUARY 31, 2010

BALANCE SHEET

STATEMENT OF OPERATION

STATEMENT OF STOCKHOLDERS’ EQUITY

STATEMENT OF CASH FLOWS

NOTES TO FINANCIAL STATEMENTS

4

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

BALANCE SHEET

	January 31, 2010	October 31, 2009 (unaudited)
ASSETS
Trust Account	299	2,799
CURRENT ASSETS	299	2,799
TOTAL ASSETS	$299	$2,799

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accrued Expenses	9,700	9,400
Loans from Related Party	2,995	1,995
TOTAL CURRENT LIABILITIES	$12,695	$11,395

STOCKHOLDER’S EQUITY (DEFICIT )
Capital stock (Note 4)
Authorized
75,000,000 shares of common stock, $0.001 par value,
Issued and outstanding
9,552,500 shares of common stock	9,552	9,552
Additional Paid in Capital	4,798	4,798
Accumulated Deficit during development stage	(26,746)	(22,946)
TOTAL STOCKHOLDER’S EQUITY/(DEFICIT)	$(12,396)	$(8,596)
TOTAL LIABILITES AND STOCKHOLDER’S EQUITY/(DEFICIT)	$299	$2,799

The accompanying notes are an integral part of these financial statements

5

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS

	Three months to January 31, 2010	Three months to January 31, 2009	Cumulative results of operations from October 14, 2008 (date of inception) to January 31, 2010
REVENUE	$-	$-	$-

OPERATING EXPENSES
Professional Fees	$(3,500)	$(5,250)	$(22,270)
Office and general	(300)	(20)	(4,476)

NET LOSS	$(3,800)	$(5,270)	$(26,746)

Provision for income taxes	$-	$-	$-
NET LOSS, after taxes	$(3,800)	$(5,270)	$(26,746)
BASIC AND DILUTED LOSS PER COMMON SHARE	$0.00	$0.00	$0.00

WEIGHTED AVERAGE NUMBER OF BASIC AND DILUTED COMMON SHARES OUTSTANDING	9,552,500	9,300,000

The accompanying notes are an integral part of these financial statements

6

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)

FROM INCEPTION (October 14, 2008) TO January 31, 2010

	Common Stock
	Number of shares	Amount	Additional Paid-in Capital	Share Subscription Receivable	Deficit Accumulated During the Development Stage	Total

Common stock issued for cash at $0.001 per share
- November 6, 2008	9,300,000	$9,300	$-	$(4,300)	$-	$5,000

Common stock issued at $0.02 per share.
- June 29, 2009	252,500	252	4,798			5,050
Subscription Received				4,300		4,300
Net Loss for the period ended October 31, 2009	-	-	-	-	(22,946)	(22,946)

Balance, October 31, 2009 ( unaudited )	9,552,500	9,552	4,798	-	(22,946)	(8,596)
Net Loss for the period ended January 31, 2010	-	-	-	-	(3,800)	(3,800)
Balance, January 31, 2010	9,552,500	9,552	4,798	-	(26,746)	(12,396)

The accompanying notes are an integral part of these financial statements

7

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

STATEMENT OF CASH FLOWS

	Three Months to January 31, 2010	Three months to January 31,2009	October 14, 2008 (date of inception) to January 31, 2010

OPERATING ACTIVITIES
Net loss	$(3,800)	$(5,270)	$(26,746)
Accrued Expenses	300	4,500	9,700
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(3,500)	(770)	(17,046)

FINANCING ACTIVITIES
Common Shares	-	5,000	14,350
Loans from related party	1,000	-	2,995

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,000	5,000	17,345

NET INCREASE (DECREASE) IN CASH	(2,500)	4,230	299

CASH, BEGINNING OF PERIOD	2,799	-	-

CASH, END OF PERIOD	$299	$4,230	$299

Cash paid for:

Interest	$-	$-	$-

Income taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements

8

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

January 31, 2010

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at January 31, 2010, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s October 31, 2009 audited financial statements.  The results of operations for the periods ended January 31, 2010 and 2009 are not necessarily indicative of the operating results for the full years.

NOTE 2 - GOING CONCERN

The company has incurred losses since inception totaling $26,746.

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through April 22, 2010 and has determined that there are no events to disclose.

9

Item 2. Management`s Discussion and Analysis of Financial Condition and Results of Operations

This section of this report includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance.  Forward looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions or words which, by their nature, refer to future events.  You should not place undue certainty on these forward-looking statements, which apply only as of the date of this report.  These forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

Overview

ECO ENERGY PUMPS, INC. ("Eco Energy Pumps", "the Company", “our” or "we") was incorporated in the State of Nevada as a for-profit company on October 14, 2008.  The Company is a development stage company that intends to develop an efficient water pump powered by solar energy with an exclusive pump design. This product will be economical, portable and versatile; excellent for using in farms, irrigation, livestock watering and locations without power lines in general, such as remote homes and villages. It will be capable of pumping water from no matter how deep.

Its main differential will be the exclusive rotary style, positive flow pump, which will be able to pump water continually with little waste of energy.

Plan of Operation

The Company has not yet generated any revenue from its operations.  As of the fiscal quarter ended January 31, 2010 we had $229 of cash on hand. We incurred operating expenses in the amount of $3,800 in the quarter ended January 31, 2010. These operating expenses were comprised of professional fees and office and general expenses.

Our current cash holdings will not satisfy our liquidity requirements and we will require additional financing to pursue our planned business activities.  We have registered 4,000,000 of or our common stock for sale to the public.  Our registration statement became effective on April 10, 2009 and we are in the process of seeking equity financing to fund our operations over the next 12 months.

Management believes that if subsequent private placements are successful, we will generate sales revenue within the following twelve months thereof. However, additional equity financing may not be available to us on acceptable terms or at all, and thus we could fail to satisfy our future cash requirements.

If Eco Energy Pumps is unsuccessful in raising the additional proceeds through a private placement offering it will then have to seek additional funds through debt financing, which would be very difficult for a new development stage company to secure. Therefore, the company is highly dependent upon the success of the anticipated private placement offering described herein and failure thereof would result in Eco Energy Pumps having to seek capital from other resources such as debt financing, which may not even be available to the company. However, if such financing were available, because Eco Energy Pumps is a development stage company with no operations to date, it would likely have to pay additional costs associated with high risk loans and be subject to an above market interest rate. At such time these funds are required, management would evaluate the terms of such debt financing and determine whether the business could sustain operations and growth and manage the debt load. If Eco Energy Pumps cannot raise additional proceeds via a private placement of its common stock or secure debt financing it would be required to cease business operations. As a result, investors in Eco Energy Pumps common stock would lose all of their investment.

10

Over the 12 month period starting upon the end of the sale of our stock, our company must raise capital and start its sales. The first stage of our operations over this period is to develop the prototype of our exclusive solar pump system and make all the adjustments necessary to assure high quality. We expect to complete this step within 120 days of the end of the sale of our stock.

The second stage is to develop our company’s website with detailed information and animated demonstrations of our unique pump system. We expect to complete this step in 180 days after the end of the sale of our stock.

The third stage consists in our product Marketing and Sales campaign including: finding a storage space and buying pump supplies; exposition in Trade Shows across North America; distribution of flyers and brochures and demonstration of our products to non-governmental and governmental Institutions that are funding the development of extraction and delivery of water and sanitation in Africa and in development stage countries in general. We expect to be fully operational within 360 days after the end of the sale of our stock.

If we are unable to complete any phase of our systems development or marketing efforts because we don’t have enough money, we will cease our development and or marketing operations until we raise money. Attempting to raise capital after failing in any phase of our business development plan would be difficult. As such, if we cannot secure additional proceeds we will have to cease operations and investors would lose their entire investment.

We do not currently have any employees and management does not plan to hire employees at this time. We do not expect the purchase or sale of any significant equipment and has no current material commitments.

Off Balance Sheet Arrangement

The company is dependent upon the sale of its common shares to obtain the funding necessary to carry its business plan.  Our President, John David Palmer has undertaken to provide the Company with operating capital to sustain its business over the next twelve month period, as the expenses are incurred, in the form of a non-secured loan. However, there is no contract in place or written agreement securing these agreements.  Investors should be aware that Mr. Palmer expression is neither a contract nor agreement between him and the company.

Other than the above described situation the Company does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Item 3. Quantitative and Qualitative Disclosures about Market Risk

Not required.

11

Item 4. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Based upon an evaluation of the effectiveness of disclosure controls and procedures, our principal executive officer and principal  financial officer have concluded that as of the end of the period covered by this Quarterly Report on Form 10-Q our disclosure controls and procedures (as defined in Rules 13a-15(e) or 15d-15(e) under the Exchange Act) were not effective to provide reasonable assurance that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the SEC and is accumulated and communicated to management, including the CEO and CFO, as appropriate to allow timely decisions regarding required disclosure.  As reported in our Annual Report on Form 10-K for the year ended October 30, 2009, the Company’s principal executive officer and principal financial officer has determined that there are material weaknesses in our disclosure controls and procedures.

The material weaknesses in our disclosure control procedures are as follows:

1.                Lack of formal policies and procedures necessary to adequately review significant accounting transactions. The Company utilizes a third party independent contractor for the preparation of its financial statements. Although the financial statements and footnotes are reviewed by our management, we do not have a formal policy to review significant accounting transactions and the accounting treatment of such transactions. The third party independent contractor is not involved in the day to day operations of the Company and may not be provided information from management on a timely basis to allow for adequate reporting/consideration of certain transactions.

2.               Audit Committee and Financial Expert. The Company does not have a formal audit committee with a financial expert, and thus the Company lacks the board oversight role within the financial reporting process.

We intend to initiate measures to remediate the identified material weaknesses including, but not necessarily limited to, the following:


    Establishing a formal review process of significant accounting transactions that includes participation of the Chief Executive Officer, the Chief Financial Officer and the Company’s corporate legal counsel.


    Form an Audit Committee that will establish policies and procedures that will provide the Board of Directors a formal review process that will among other things, assure that management controls and procedures are in place and being maintained consistently.

Changes in Internal Control over Financial Reporting

As reported in our Annual Report on Form 10-K for the year ended October 30, 2009, management is aware that there a significant deficiency and a material weakness in our internal control over financial reporting and therefore has concluded that the Company’s internal controls over financial reporting were not effective as of October 30, 2009. The significant deficiency relates to a lack of segregation of duties due to the small number of employees involvement with general administrative and financial matters.  The material weakness relates to a lack of formal policies and procedures necessary to adequately review significant accounting transactions.

There have not been any changes in the Company's internal control over financial reporting during the quarter ended January  30, 2010 that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.”

12

PART II - OTHER INFORMATION

Item 1. Legal Proceedings

The Company is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated.

No director, officer, or affiliate of the issuer and no owner of record or beneficiary of more than 5% of the securities of the issuer, or any security holder is a party adverse to the small business issuer or has a material interest adverse to the small business issuer.

Item 2. Unregistered Sales of Equity Securities and  Use of Proceeds

        None.

Item 3. Defaults Upon Senior Securities

        None

Item 4. (Removed and Reserved)

        None

Item 5. Other Information

      None

Item 6. Exhibits

3.1 Articles of Incorporation [1]

3.2 By-Laws [1]

31.1  Rule 13(a)-14(a)/15(d)-14(a) Certification of Chief Executive Officer

31.2  Rule 13(a)-14(a)/15(d)-14(a) Certification of Chief Financial Officer

32.1  Section 1350 Certification of Chief Executive Officer

32.2  Section 1350 Certification of Chief Financial Officer

[1] Incorporated by reference from the Company’s filing with the Commission on March 25, 2009.

13

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECO ENERGY PUMPS, INC.

By:   /s/ Jun Liu_____________
     Name:  Jun Liu
     Title:  Chief Executive Officer

(principal executive officer)

By:   /s/ Zhengying Li_________
     Name:  Zhengying Li
     Title:  Chief Financial Officer

(principal accounting officer)

Dated: November 29, 2010

14

APPENDIX E

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q-A
Amendment No. 1

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended:	April 30, 2010

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from	___________	to	____________

Commission file number:  333-158203

ECO ENERGY PUMPS, INC.
(Exact name of registrant as specified in its charter)

Nevada	26-3550371
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

112 North Curry Street, Carson City, NV 89703-4934
(Address of principal executive offices) (Zip Code)

(775) 284 3713
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes |X| No |_|
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.
Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]
Indicate by check mark whether the registrant is a shell company (as defined in rule 12b-2 of the Exchange Act).
Yes |X| No |_|

Indicate the number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date:  As of April 30, 2010, the registrant had 9,552,500 shares of common stock, $0.001 par value, issued and outstanding.

Explanatory Note: This Amendment No. 1 on Form 10-Q amends our Quarterly Report on Form 10-Q for the quarter ended April 30, 2010, which was originally filed with the SEC on June  14, 2010.  We are filing this Amendment No. 1 on Form 10-Q/A to amend the information under Item 4 Controls and Procedures.

2

3

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

APRIL 30, 2010

(Unaudited)

BALANCE SHEETS

STATEMENTS OF OPERATION

STATEMENT OF STOCKHOLDERS’ EQUITY

STATEMENTS OF CASH FLOWS

CONDENSED NOTES TO UNAUDITED FINANCIAL STATEMENTS

4

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

BALANCE SHEETS

	April 30, 2010	October 31, 2009 (unaudited)

ASSETS
Trust Account	299	2,799
CURRENT ASSETS	299	2,799
TOTAL ASSETS	$299	$2,799

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accrued Expenses	14,135	9,400
Loans from Related Party	2,995	1,995
TOTAL CURRENT LIABILITIES	$17,130	$11,395

STOCKHOLDER’S EQUITY (DEFICIT )
Capital stock
Authorized
75,000,000 shares of common stock, $0.001 par value,
Issued and outstanding
9,552,500 shares of common stock	9,552	9,552
Additional Paid in Capital	4,798	4,798
Accumulated Deficit during development stage	(31,181)	(22,946)
TOTAL STOCKHOLDER’S EQUITY/(DEFICIT)	$(16,831)	$(8,596)
TOTAL LIABILITES AND STOCKHOLDER’S EQUITY/(DEFICIT)	$299	$2,799

The accompanying notes are an integral part of these financial statements

5

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

STATEMENTS OF OPERATIONS

	Three months to April 30, 2010	Three months to April 30, 2009 (Restated)	Six months to April 30, 2010	Six months to April 30, 2009	Cumulative results of operations from October 14, 2008 (date of inception) to April 30, 2010
REVENUE	$-	$-	$-	$-	$-

OPERATING EXPENSES
Professional Fees	$(3,000)	$(4,750)	$(6,500)	$(9,250)	$(24,520)
Office and general	(1,435)	(1,515)	(1,735)	(2,285)	(6,661)

NET LOSS	$(4,435)	$(6,265)	$(8,235)	$(11,535)	$(31,181)

Provision for income taxes	$-	$-	$-	$-	$-

NET LOSS, after taxes	$(4,435)	$(6,265)	$(8,235)	$(11,535)	$(31,181)
BASIC AND DILUTED LOSS PER COMMON SHARE	$0.00	$0.00	$0.00	$0.00	$0.00

WEIGHTED AVERAGE NUMBER OF BASIC AND DILUTED COMMON SHARES OUTSTANDING	9,552,500	9,300,000	9,552,500	9,043,094

The accompanying notes are an integral part of these financial statements

6

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)

FROM INCEPTION (October 14, 2008) TO April 30, 2010

	Common Stock				Deficit Accumulated
	Number of shares	Amount	Additional Paid-in Capital	Share Subscription Receivable	During the Development Stage	Total

Common stock issued for cash at $0.001 per share - November 6, 2008	9,300,000	$9,300	$-	$(4,300)	$-	$5,000

Common stock issued at $0.02 per share. - June 29, 2009	252,500	252	4,798			5,050
Subscription Received				4,300		4,300
Net Loss for the period ended October 31, 2009	-	-	-	-	(22,946)	(22,946)

Balance, October 31, 2009 (unaudited)	9,552,500	9,552	4,798	-	(22,946)	(8,596)
Net Loss for the period ended April 30, 2010	-	-	-	-	(8,235)	(8,235)

Balance, April 30, 2010	9,552,500	9,552	4,798	-	(31,181)	(16,831)

The accompanying notes are an integral part of these financial statements

7

ECO ENERGY PUMPS, INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS

	Three Months to April 30, 2010	Three Months to April 30, 2009 (Restated)	Six Months to April 30, 2010	Six months to April 30,2009	October 14, 2008 (date of inception) to April 30, 2010

OPERATING ACTIVITIES
Net loss	$(4,435)	$(6,265)	$(8,235)	$(11,535)	$(31,181)
Accrued Expenses	4,435	2,800	4,735	7,300	14,135

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	-	(3,465)	(3,500)	(4,235)	(17,046)

FINANCING ACTIVITIES
Common Shares	-	-	-	5,000	14,350
Loans from related party	-	-	1,000	-	2,995

NET CASH PROVIDED BY FINANCING ACTIVITIES	-	-	1,000	5,000	17,345

NET INCREASE (DECREASE) IN CASH	-	(3,465)	(2,500)	765	299

CASH, BEGINNING OF PERIOD	299	4,230	2,799	-	-

CASH, END OF PERIOD	$299	$765	$299	$765	$299

Cash paid for:
Interest		$-	$-	$-	$-

Income taxes		$-	$-	$-	$-

The accompanying notes are an integral part of these financial statements

8

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
CONDENSED NOTES TO THE FINANCIAL STATEMENTS

April 30, 2010

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at April 30, 2010, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s October 31, 2009 audited financial statements.  The results of operations for the periods ended April 30, 2010 and 2009 are not necessarily indicative of the operating results for the full years.

NOTE 2 - GOING CONCERN

The company has incurred losses since inception totalling $31,181.

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

9

ECO ENERGY PUMPS, INC.
(A Development Stage Company)
CONDENSED NOTES TO THE FINANCIAL STATEMENTS

April 30, 2010

NOTE 3 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through June 9, 2010 and has determined that there are no events to disclose.

NOTE 4 - RESTATEMENT NOTE

Due to an accounting error reported in the Financial Statements of October 31, 2009, the Company has restated its Statement of Operations and Statement of Cash Flow as at April 30, 2009. The error was a timing difference that impacted the quarter but not the full year’s financial statements.  Office and General Expenses the Statement of Operations in the three months to April 30, 2009 was increased by $300.  This consequentially changed the Net Loss for the same period in the Statement of Cash Flow.

10

Item 2. Management`s Discussion and Analysis of Financial Condition and Results of Operations

This section of this report includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance.  Forward looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions or words which, by their nature, refer to future events.  You should not place undue certainty on these forward-looking statements, which apply only as of the date of this report.  These forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

Overview

ECO ENERGY PUMPS, INC. ("Eco Energy Pumps", "the Company", “our” or "we") was incorporated in the State of Nevada as a for-profit company on October 14, 2008.  The Company is a development stage company that intends to develop an efficient water pump powered by solar energy with an exclusive pump design. This product will be economical, portable and versatile; excellent for using in farms, irrigation, livestock watering and locations without power lines in general, such as remote homes and villages. It will be capable of pumping water from no matter how deep.

Its main differential will be the exclusive rotary style, positive flow pump, which will be able to pump water continually with little waste of energy.

Plan of Operation

The Company has not yet generated any revenue from its operations.  As of the fiscal quarter ended April 30, 2010 we had $299 of cash on hand. We incurred operating expenses in the amount of $4,435 in the quarter ended April 30, 2010. These operating expenses were comprised of professional fees and office and general expenses.

Our current cash holdings will not satisfy our liquidity requirements and we will require additional financing to pursue our planned business activities.  We have registered 4,000,000 of or our common stock for sale to the public.  Our registration statement became effective on April 10, 2009 and we are in the process of seeking equity financing to fund our operations over the next 12 months.

Management believes that if subsequent private placements are successful, we will generate sales revenue within the following twelve months thereof. However, additional equity financing may not be available to us on acceptable terms or at all, and thus we could fail to satisfy our future cash requirements.

If Eco Energy Pumps is unsuccessful in raising the additional proceeds through a private placement offering it will then have to seek additional funds through debt financing, which would be very difficult for a new development stage company to secure. Therefore, the company is highly dependent upon the success of the anticipated private placement offering described herein and failure thereof would result in Eco Energy Pumps having to seek capital from other resources such as debt financing, which may not even be available to the company. However, if such financing were available, because Eco Energy Pumps is a development stage company with no operations to date, it would likely have to pay additional costs associated with high risk loans and be subject to an above market interest rate. At such time these funds are required, management would evaluate the terms of such debt financing and determine whether the business could sustain operations and growth and manage the debt load. If Eco Energy Pumps cannot raise additional proceeds via a private placement of its common stock or secure debt financing it would be required to cease business operations. As a result, investors in Eco Energy Pumps common stock would lose all of their investment.

11

Over the 12 month period starting upon the end of the sale of our stock, our company must raise capital and start its sales. The first stage of our operations over this period is to develop the prototype of our exclusive solar pump system and make all the adjustments necessary to assure high quality. We expect to complete this step within 120 days of the end of the sale of our stock.

The second stage is to develop our company’s website with detailed information and animated demonstrations of our unique pump system. We expect to complete this step in 180 days after the end of the sale of our stock.

The third stage consists in our product Marketing and Sales campaign including: finding a storage space and buying pump supplies; exposition in Trade Shows across North America; distribution of flyers and brochures and demonstration of our products to non-governmental and governmental Institutions that are funding the development of extraction and delivery of water and sanitation in Africa and in development stage countries in general. We expect to be fully operational within 360 days after the end of the sale of our stock.

If we are unable to complete any phase of our systems development or marketing efforts because we don’t have enough money, we will cease our development and or marketing operations until we raise money. Attempting to raise capital after failing in any phase of our business development plan would be difficult. As such, if we cannot secure additional proceeds we will have to cease operations and investors would lose their entire investment.

We do not currently have any employees and management does not plan to hire employees at this time. We do not expect the purchase or sale of any significant equipment and has no current material commitments.

Off Balance Sheet Arrangement

The company is dependent upon the sale of its common shares to obtain the funding necessary to carry its business plan.  Our President, John David Palmer has undertaken to provide the Company with operating capital to sustain its business over the next twelve month period, as the expenses are incurred, in the form of a non-secured loan. However, there is no contract in place or written agreement securing these agreements.  Investors should be aware that Mr. Palmer expression is neither a contract nor agreement between him and the company.

Other than the above described situation the Company does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

12

Item 3. Quantitative and Qualitative Disclosures about Market Risk

Not required.

Item 4. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Based upon an evaluation of the effectiveness of disclosure controls and procedures, our principal executive officer and principal  financial officer have concluded that as of the end of the period covered by this Quarterly Report on Form 10-Q our disclosure controls and procedures (as defined in Rules 13a-15(e) or 15d-15(e) under the Exchange Act) were not effective to provide reasonable assurance that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the SEC and is accumulated and communicated to management, including the CEO and CFO, as appropriate to allow timely decisions regarding required disclosure.  As reported in our Annual Report on Form 10-K for the year ended October 30, 2009, the Company’s principal executive officer and principal financial officer has determined that there are material weaknesses in our disclosure controls and procedures.

The material weaknesses in our disclosure control procedures are as follows:

1.                Lack of formal policies and procedures necessary to adequately review significant accounting transactions. The Company utilizes a third party independent contractor for the preparation of its financial statements. Although the financial statements and footnotes are reviewed by our management, we do not have a formal policy to review significant accounting transactions and the accounting treatment of such transactions. The third party independent contractor is not involved in the day to day operations of the Company and may not be provided information from management on a timely basis to allow for adequate reporting/consideration of certain transactions.

2.               Audit Committee and Financial Expert. The Company does not have a formal audit committee with a financial expert, and thus the Company lacks the board oversight role within the financial reporting process.

We intend to initiate measures to remediate the identified material weaknesses including, but not necessarily limited to, the following:


    Establishing a formal review process of significant accounting transactions that includes participation of the Chief Executive Officer, the Chief Financial Officer and the Company’s corporate legal counsel.


    Form an Audit Committee that will establish policies and procedures that will provide the Board of Directors a formal review process that will among other things, assure that management controls and procedures are in place and being maintained consistently.

13

Changes in Internal Control over Financial Reporting

As reported in our Annual Report on Form 10-K for the year ended October 30, 2009, management is aware that there a significant deficiency and a material weakness in our internal control over financial reporting and therefore has concluded that the Company’s internal controls over financial reporting were not effective as of October 30, 2009. The significant deficiency relates to a lack of segregation of duties due to the small number of employees involvement with general administrative and financial matters.  The material weakness relates to a lack of formal policies and procedures necessary to adequately review significant accounting transactions.

There have not been any changes in the Company's internal control over financial reporting during the quarter ended April 30, 2010 that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.”

14

PART II - OTHER INFORMATION

Item 1. Legal Proceedings

The Company is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated.

No director, officer, or affiliate of the issuer and no owner of record or beneficiary of more than 5% of the securities of the issuer, or any security holder is a party adverse to the small business issuer or has a material interest adverse to the small business issuer.

Item 2. Unregistered Sales of Equity Securities and  Use of Proceeds

None.

Item 3. Defaults Upon Senior Securities

None

Item 4. (Removed and Reserved)

None

Item 5. Other Information

None

Item 6. Exhibits

3.1
Articles of Incorporation [1]

3.2
By-Laws [1]

31.1
Rule 13(a)-14(a)/15(d)-14(a) Certification of Chief Executive Officer

31.2
Rule 13(a)-14(a)/15(d)-14(a) Certification of Chief Financial Officer

32.1
Section 1350 Certification of Chief Executive Officer

32.2
Section 1350 Certification of Chief Financial Officer

[1] Incorporated by reference from the Company’s filing with the Commission on March 25, 2009.

15

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECO ENERGY PUMPS, INC.

By:   /s/ Jun Liu
     Name:  Jun Liu
     Title:  Chief Executive Officer

(principal executive officer)

By:   /s/ Zhengying Li
     Name:  Zhengying Li
     Title:  Chief Financial Officer

(principal accounting officer)

Dated:  November 29, 2010

16

APPENDIX F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q-A
Amendment No. 1

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended:	July 31, 2010

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from	___________	to	____________

Commission file number: 333-158203

ECO ENERGY PUMPS, INC.
(Exact name of registrant as specified in its charter)

Nevada	26-3550371
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

112 North Curry Street, Carson City, NV 89703-4934
(Address of principal executive offices) (Zip Code)

(775) 284 3713
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes |X| No |_|
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.
Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company)	Smaller reporting company [X]
Indicate by check mark whether the registrant is a shell company (as defined in rule 12b-2 of the Exchange Act).
Yes |X| No |_|
Indicate the number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date:  As of July 31, 2010, the registrant had 9,552,500 shares of common stock, $0.001 par value, issued and outstanding.

Explanatory Note: This Amendment No. 1 on Form 10-Q amends our Quarterly Report on Form 10-Q for the quarter ended July 31, 2010, which was originally filed with the SEC on September 3, 2010.  We are filing this Amendment No. 1 on Form 10-Q/A to amend the information under Item 4 Controls and Procedures.

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ECO ENERGY PUMPS, INC.
(A Development Stage Company)

CONDENSED FINANCIAL STATEMENTS

July 31, 2010

Unaudited

CONDENSED BALANCE SHEETS

CONDENSED STATEMENTS OF OPERATIONS

CONDENSED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

CONDENSED STATEMENTS OF CASH FLOW

NOTES TO CONDENSED FINANCIAL STATEMENTS

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ECO ENERGY PUMPS, INC.
(A Development Stage Company)

CONDENSED BALANCE SHEETS
Unaudited

	July 31, 2010	October 31, 2009
		(Unaudited)

ASSETS

CURRENT ASSETS
Cash	$49	$2,799
TOTAL ASSETS	$49	$2,799

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$13,291	$9,400
Loans from Related Party	8,995	1,995
TOTAL CURRENT LIABILITIES	$22,286	$11,395

STOCKHOLDER'S EQUITY ( DEFICIT )
Capital stock (Note 5)
Authorized
75,000,000 shares of common stock, $0.001 par value,
Issued and outstanding
9,552,500 shares of common stock	$9,552	$9,552
Additional Paid in Capital	4,798	4,798
Deficit accumulated during the development stage	(36,587)	(22,946)
TOTAL STOCKHOLDER'S EQUITY/(DEFICIT)	$(22,237)	$(8,596)
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY/(DEFICIT)	$49	$2,799

The accompanying notes are an integral part of these financial statements

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ECO ENERGY PUMPS, INC.
(A Development Stage Company)

CONDENSED STATEMENTS OF OPERATIONS
Unaudited

					Cumulative results
	Three months	Three months	Nine months	Nine months	from inception
	ended	ended	ended	ended	(October 14, 2008)
	July 31, 2010	July 31, 2009	July 31, 2010	July 31, 2009	To July 31, 2010
REVENUE

Revenues	$-	$-	$-	$-	$-
Total Revenues	$-	$-	$-	$-	$-

EXPENSES

Office and general	$1,515	$300	$3,250	$2,585	$8,176
Professional Fees	3,891	3,000	10,391	12,250	28,411
Total Expenses	$5,406	$3,300	$13,641	$14,835	$36,587

NET LOSS	$(5,406)	$(3,300)	$(13,641)	$(14,835)	$(36,587)

BASIC AND DILUTED LOSS PER COMMON SHARE	$-	$-	$-	$-

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	$9,552,500	$9,390,570	$9,552,500	$9,330,522

The accompanying notes are an integral part of these financial statements

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ECO ENERGY PUMPS, INC.
(A Development Stage Company)

CONDENSED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
From inception (October 14, 2008) to July 31, 2010

Unaudited

					Deficit
	Common Stock				accumulated
			Additional	Share	during the
	Number of		Paid-in	Subscription	development
	shares	Amount	Capital	Receivable	stage	Total

Balance, October 14, 2008	-	-	-	-	-	-

Common stock issued for cash at $0.001 per share on November 6, 2008	9,300,000	$9,300	$-	$(4,300)	$-	$5,000

Common Stock issued at $0.02 per share - June 29,2009	252,500	252	4,798			5,050

Subscription Received				4,300		4,300

Net loss for the period ended October 31, 2009					(22,946)	(22,946)

Balance, October 31, 2009 (Audited)	9,552,500	$9,552	$4,798	$-	$(22,946)	$(8,596)

Net loss for the period ended July 31, 2010	-	-	-	-	(13,641)	(13,641)

Balance, July 31, 2010	9,552,500	$9,552	$4,798	$-	$(36,587)	$(22,237)

The accompanying notes are an integral part of these financial statements

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ECO ENERGY PUMPS, INC.
(A Development Stage Company)

CONDENSED STATEMENTS OF CASH FLOW
Unaudited

	Nine months	Nine months	October 14, 2008
	ended	ended	(inception date) to
	July 31, 2010	July 31, 2009	July 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(13,641)	$(14,835)	$(36,587)
Adjustment to reconcile net loss to net cash used in operating activities
Increase (decrease) in accrued expenses	$3,891	$5,600	$13,291

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$(9,750)	$(9,235)	$(23,296)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of common stock	-	10,050	14,350
Loan from related party	7,000	-	8,995

NET CASH PROVIDED BY FINANCING ACTIVITIES	$7,000	$10,050	$23,345

NET INCREASE ( DECREASE) IN CASH	$(2,750)	$815	$49

CASH, BEGINNING OF PERIOD	$2,799	$-	$-

CASH, END OF PERIOD	$49	$815	$49

Supplemental cash flow information and noncash financing activities:
Cash paid for:

Interest	$-	$-	$-

Income taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements

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ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE CONDENSED UNAUDITED FINANCIAL STATEMENTS

July 31, 2010

NOTE 1 – CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at July 31, 2010, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s October 31, 2009 audited financial statements.  The results of operations for the periods ended July 31, 2010 and the same period last year are not necessarily indicative of the operating results for the full years.

NOTE 2 – GOING CONCERN

The company has incurred losses since inception totalling $36,587.

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

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ECO ENERGY PUMPS, INC.
(A Development Stage Company)
NOTES TO THE CONDENSED UNAUDITED FINANCIAL STATEMENTS

July 31, 2010

NOTE 3 – RECENT ACCOUNTING PRONOUNCEMENTS

The Company’s management has evaluated all recent accounting pronouncements since the last audit through the issuance date of these financial statements. In the Company’s opinion, none of the recent accounting pronouncements will have a material effect on the financial statements.

NOTE 4 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through the date the financial statements were available to be issued and has determined that there are no events to disclose.

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Item 2. Management`s Discussion and Analysis of Financial Condition and Results of Operations

This section of this report includes a number of forward-looking statements that reflect our current views with respect to future events and financial performance.  Forward looking statements are often identified by words like: believe, expect, estimate, anticipate, intend, project and similar expressions or words which, by their nature, refer to future events.  You should not place undue certainty on these forward-looking statements, which apply only as of the date of this report.  These forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or our predictions.

Overview

ECO ENERGY PUMPS, INC. ("Eco Energy Pumps", "the Company", “our” or "we") was incorporated in the State of Nevada as a for-profit company on October 14, 2008.  The Company is a development stage company that intends to develop an efficient water pump powered by solar energy with an exclusive pump design. This product will be economical, portable and versatile; excellent for using in farms, irrigation, livestock watering and locations without power lines in general, such as remote homes and villages. It will be capable of pumping water from no matter how deep.

Its main differential will be the exclusive rotary style, positive flow pump, which will be able to pump water continually with little waste of energy.

Plan of Operation

The Company has not yet generated any revenue from its operations since the date of inception.  As of the fiscal quarter ended July 31, 2010 we had $49 of cash on hand and incurred operating expenses in the amount of $5,406. In the quarter ended July 31, 2009 we had incurred operating expenses in the amount of $3,300. During the nine months period ended July 31, 2010 the total operating expenses were in the amount of $13,641. In the nine months period ended July 31, 2009 the total operating expenses were in the amount of $14,835. Since inception we have incurred operating expenses of $36,587. These operating expenses were comprised of professional fees and office and general expenses.

Our current cash holdings will not satisfy our liquidity requirements and we will require additional financing to pursue our planned business activities.  We have registered 4,000,000 of or our common stock for sale to the public.  Our registration statement became effective on April 10, 2009 and we are in the process of seeking equity financing to fund our operations over the next 12 months.

Management believes that if subsequent private placements are successful, we will generate sales revenue within the following twelve months thereof. However, additional equity financing may not be available to us on acceptable terms or at all, and thus we could fail to satisfy our future cash requirements.

As of July 31, 2010 the Company received advances from shareholders and related parties in the amount of $ 8,995 to pay for incorporation costs and filing fees. The amount due to the shareholders and related parties are unsecured, non-interest bearing, and due on demand.

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If Eco Energy Pumps is unsuccessful in raising the additional proceeds through a private placement offering it will then have to seek more additional funds through debt financing, which would be very difficult for a new development stage company to secure. Therefore, the company is highly dependent upon the success of the anticipated private placement offering described herein and failure thereof would result in Eco Energy Pumps having to seek capital from other resources such as debt financing, which may not even be available to the company. However, if such financing were available, because Eco Energy Pumps is a development stage company with no operations to date, it would likely have to pay additional costs associated with high risk loans and be subject to an above market interest rate. At such time these funds are required, management would evaluate the terms of such debt financing and determine whether the business could sustain operations and growth and manage the debt load. If Eco Energy Pumps cannot raise additional proceeds via a private placement of its common stock or secure debt financing it would be required to cease business operations. As a result, investors in Eco Energy Pumps common stock would lose all of their investment.

Over the 12 month period starting upon the end of the sale of our stock, our company must raise capital and start its sales. The first stage of our operations over this period is to develop the prototype of our exclusive solar pump system and make all the adjustments necessary to assure high quality. We expect to complete this step within 120 days after we raise enough funds to implement our business plan.

The second stage is to develop our company’s website with detailed information and animated demonstrations of our unique pump system. We expect to complete this step in 180 days after we raise enough funds to implement our business plan.

The third stage consists in our product Marketing and Sales campaign including: finding a storage space and buying pump supplies; exposition in Trade Shows across North America; distribution of flyers and brochures and demonstration of our products to non-governmental and governmental Institutions that are funding the development of extraction and delivery of water and sanitation in Africa and in development stage countries in general. We expect to be fully operational within 360 days after we raise enough funds to implement our business plan.

If we are unable to complete any phase of our systems development or marketing efforts because we don’t have enough money, we will cease our development and or marketing operations until we raise money. Attempting to raise capital after failing in any phase of our business development plan would be difficult. As such, if we cannot secure additional proceeds we will have to cease operations and investors would lose their entire investment.

We do not currently have any employees and management does not plan to hire employees at this time. We do not expect the purchase or sale of any significant equipment and has no current material commitments.

Off Balance Sheet Arrangement

The company is dependent upon the sale of its common shares to obtain the funding necessary to carry its business plan.  Our President, John David Palmer has undertaken to provide the Company with operating capital to sustain its business over the next twelve month period, as the expenses are incurred, in the form of a non-secured loan. However, there is no contract in place or written agreement securing these agreements.  Investors should be aware that Mr. Palmer expression is neither a contract nor agreement between him and the company.

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Other than the above described situation the Company does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the Company's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Item 3. Quantitative and Qualitative Disclosures about Market Risk

Not required.

Item 4. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Based upon an evaluation of the effectiveness of disclosure controls and procedures, our principal executive officer and principal  financial officer have concluded that as of the end of the period covered by this Quarterly Report on Form 10-Q our disclosure controls and procedures (as defined in Rules 13a-15(e) or 15d-15(e) under the Exchange Act) were not effective to provide reasonable assurance that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the SEC and is accumulated and communicated to management, including the CEO and CFO, as appropriate to allow timely decisions regarding required disclosure.  As reported in our Annual Report on Form 10-K for the year ended October 30, 2009, the Company’s principal executive officer and principal financial officer has determined that there are material weaknesses in our disclosure controls and procedures.

The material weaknesses in our disclosure control procedures are as follows:

1.                Lack of formal policies and procedures necessary to adequately review significant accounting transactions. The Company utilizes a third party independent contractor for the preparation of its financial statements. Although the financial statements and footnotes are reviewed by our management, we do not have a formal policy to review significant accounting transactions and the accounting treatment of such transactions. The third party independent contractor is not involved in the day to day operations of the Company and may not be provided information from management on a timely basis to allow for adequate reporting/consideration of certain transactions.

2.               Audit Committee and Financial Expert. The Company does not have a formal audit committee with a financial expert, and thus the Company lacks the board oversight role within the financial reporting process.

We intend to initiate measures to remediate the identified material weaknesses including, but not necessarily limited to, the following:


Establishing a formal review process of significant accounting transactions that includes participation of the Chief Executive Officer, the Chief Financial Officer and the Company’s corporate legal counsel.

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
Form an Audit Committee that will establish policies and procedures that will provide the Board of Directors a formal review process that will among other things, assure that management controls and procedures are in place and being maintained consistently.

Changes in Internal Control over Financial Reporting

As reported in our Annual Report on Form 10-K for the year ended October 30, 2009, management is aware that there a significant deficiency and a material weakness in our internal control over financial reporting and therefore has concluded that the Company’s internal controls over financial reporting were not effective as of October 30, 2009. The significant deficiency relates to a lack of segregation of duties due to the small number of employees involvement with general administrative and financial matters.  The material weakness relates to a lack of formal policies and procedures necessary to adequately review significant accounting transactions.

There have not been any changes in the Company's internal control over financial reporting during the quarter ended July 31, 2010 that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.”

PART II - OTHER INFORMATION

Item 1. Legal Proceedings

The Company is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated.

No director, officer, or affiliate of the issuer and no owner of record or beneficiary of more than 5% of the securities of the issuer, or any security holder is a party adverse to the small business issuer or has a material interest adverse to the small business issuer.

Item 2. Unregistered Sales of Equity Securities and  Use of Proceeds

None.

Item 3. Defaults Upon Senior Securities

None.

Item 4. (Removed and Reserved)

Item 5. Other Information

None.

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Item 6. Exhibits

3.1
Articles of Incorporation [1]

3.2
By-Laws [1]

31.1
Rule 13(a)-14(a)/15(d)-14(a) Certification of Chief Executive Officer

31.2
Rule 13(a)-14(a)/15(d)-14(a) Certification of Chief Financial Officer

32.1
Section 1350 Certification of Chief Executive Officer

32.2
Section 1350 Certification of Chief Financial Officer

[1] Incorporated by reference from the Company’s filing with the Commission on March 25, 2009.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECO ENERGY PUMPS, INC.

By:   /s/ Jun Liu
     Name:  Jun Liu
     Title:  Chief Executive Officer

(principal executive officer)

By:   /s/ Zhengying Li
     Name:  Zhengying Li
     Title:  Chief Financial Officer

(principal accounting officer)

Dated:  November 29, 2010

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APPENDIX G

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): October 25, 2010

ECO ENERGY PUMPS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-158203	26-3550371
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

112 North Curry Street, Carson City, Nevada	89703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (775) 284-3713

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York 10018
Tel: 212-216-8085
Fax: 212-216-8001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT

This Current Report on Form 8-K (this Report) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act). The forward-looking statements are only predictions and provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “will” or “should” or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. The forward-looking statements are based on current views with respect to future events and financial performance. Actual results may differ materially from those projected in the forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

BACKGROUND

On October 25, 2010, the Registrant consummated a Securities Exchange Agreement (the “Exchange Agreement”) with DLT International Ltd., a British Virgin Islands company (“DLT”), and the stockholders of DLT (the “DLT Stockholders”) whereby the Registrant acquired all of the issued and outstanding capital stock of DLT in exchange (the “Exchange”) for 2,267,320 newly issued shares of Common Stock (the “Common Exchange Shares”).  Pursuant to the Exchange Agreement, the Registrant’s principal shareholder, John David Palmer agreed to retire 9,300,000 shares of pre-split Common Stock.

On October 18, 2010, Eco Energy Pumps, Inc., a Nevada corporation (the “Registrant” or the “Company”), authorized its Articles of Incorporation (the “Amendment”) to change its name to DLT International, Ltd. (the “Name Change”), to increase the number of its authorized shares of capital stock from 75,000,000 to 310,000,000 shares of which 300,000,000 shares were designated common stock, par value $0.001 per share (“Common Stock”) and 10,000,000 were designated “blank check” preferred stock, par value $0.001 per share (the “Preferred Stock”) and to effect a forward-split such that fourteen and 29/100 (14.29) shares of its Common Stock were issued for every 1 share of Common Stock issued and outstanding immediately prior to filing of the Amendment (the “Split”).  The Amendment will be effective approximately twenty (20) days following the filing of a Definitive Information Statement with the Commission.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosures set forth under Item 2 are incorporated by reference into this Item 1.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of DLT International Limited.

On October 25, 2010, Eco Energy Pumps, Inc. (the “Company” or the “Registrant”) acquired DLT International Limited., a privately held corporation organized under the laws of the British Virgin Islands (“DLT”), in accordance with a Securities Exchange Agreement (the “Exchange”).  DLT was organized under the laws of the British Virgin Islands on March 18, 2010.  DLT is a holding company whose principal operating company develops, manufactures and distributes automotive testing equipment in the People's Republic of China.  Upon consummation of the Exchange, the Registrant adopted the business plan of DLT.

Pursuant to the terms of the Exchange, the Company acquired DLT in exchange for an aggregate of 2,267,320 newly issued shares (the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) issued to DLT Shareholders in accordance with their pro rata ownership of DLT equity.  As a result of the Exchange, DLT became a wholly-owned subsidiary of the Company.  In addition, our principal stockholder agreed to retire their 9,300,000 shares of Common Stock.  Following the Exchange, and upon giving effect to the Split, the Company had an aggregate of approximately 36,000,000 shares issued and outstanding.

On October 18, 2010, as a condition precedent to the Exchange, a majority of the Company’s Shareholders voted to amend the Company’s Articles of Incorporation to (i) change its name to DLT International, Ltd. (the “Name Change”), (ii) increase the number of its authorized shares of capital stock from 75,000,000 to 310,000,000 shares of which (a) 300,000,000 shares were designated common stock, par value $0.001 per share and (b)10,000,000 were designated “preferred stock, par value $0.001 per share (the “Preferred Stock”), (iii) authorize the creation of a class of 10,000,000 shares of blank check preferred stock, (iv) and to effect a forward-split such that fourteen and 29/100 (14.29) shares of its Common Stock were issued for every 1 share of Common Stock issued and outstanding immediately prior to filing of the Amendment (the “Split”).

At the effective time of the Exchange, our Board of Directors was reconstituted by the resignation of John David Palmer and Jeannette Aparecida da Silva from their role as the Company’s officers and director, and the appointment of Xiu Liang Zhang as the Company’s Chairman and President; Jun Liu as a Director and Chief Executive Officer; and Zhengying Li as a Director and Chief Financial Officer. See “Directors and Executive Officers, Promoters and Control Persons.”

The parties have taken the actions necessary to provide that the Exchange is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended.

Pro Forma Ownership

Following the issuance of the Exchange Shares and the retirement of our principal shareholder shares, DLT’s sole shareholder, KME Investments Group Limited, became the Registrant’s principal shareholder, owning approximately eighty-nine percent (89%) of the Registrant’s outstanding Common Stock.  Accordingly, the Exchange represents a change in control. As of the date of this report, and upon giving effect to the Split, there are 36,000,000 shares of Common Stock issued and outstanding.  For financial accounting purposes, the acquisition was a reverse acquisition of the Company by DLT under the purchase method of accounting, and was treated as a recapitalization with DLT as the acquirer. Upon consummation of the Exchange, the Company adopted the business plan of DLT.

PART I

1. DESCRIPTION OF BUSINESS

Company Overview

Eco Energy Pumps, Inc. (“Eco Energy Pumps”, “we”, “the Company”) was incorporated as a for-profit company in the State of Nevada on October 14, 2008 and established a fiscal year end of October 31.  Prior to the Exchange, we were a development-stage Company that intended to develop an efficient water pump powered by solar energy.  As a result of the Exchange with DLT International Limited (“DLT”), we have adopted the business plan of DLT.

DLT, through its wholly-owned Chinese subsidiary, Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd (“Dalei”), is a manufacturer and supplier of automotive emissions testing equipment and software control systems and a provider of comprehensive inspection station management services. Such services include the establishment of systems, standards and equipment supply, create inspection service market rules and formulate market rules with the government together in order to constitute a complete set of industry management methods and management measures, which include staff training, equipment access, inspection technology standards, management content and specific requirements.

The initial goal of Dalei is to construct a chain of inspection stations in China.  DLT has established a joint venture of two vehicle inspection stations, and has commenced operations.  At present company's main business is motor vehicle testing equipment and software control systems. The main target clients are the comprehensive testing centers owned by the Ministry of Transportation and the Safety Testing Centers owned by the Ministry of Public Security, military, garage workshops, motor vehicle manufacturers, public transport companies and motor vehicle exhaust gas emission testing centers owned by Ministry of Environmental Protection.

Market Opportunity

The National Bureau of Statistics announced that in 2009, the number of on road motor vehicles reached 180 million in China, an average annual growth rate of 23%. As a comparison, in 2007, there were 70 million vehicles on the road in China.  As a result, the Peoples Republic of China has provided a regulatory framework to mandate the regulation of emissions including China's Air Pollution Prevention Law, Vehicle Emission Pollution Control Technology Policy, 2005-2007 On Road Use of Motor Vehicle Pollution Control Requirements and Light-engine Vehicle Exhaust gas emission Limits and Measurement Methods (even idling law and the Summary condition).

It is estimated that by 2010 the number of on-road motor vehicles in China will reach 200 million; market total demand for 73,900 sets for exhaust gas detection equipment.  At an average of 500,000 RMB per set of equipment, market capacity could reach approximately 36.95 billion RMB.  It is further estimated that by 2013 there will be a demand for 30,000 safety inspection and comprehensive inspection stations in the domestic market. The equipment cost for each station is approximately 500,000 RMB. The total market capacity could be 15 billion RMB.

In May 2004, the People’s Republic of China enacted the Road Traffic Safety Law which required that vehicle inspection agency must be private agency after February 2006.  In 2006, the State Environmental Protection Bureau began to construct automobile exhaust emissions inspection stations across the whole nation. The government wants capable professional organizations with experience and strength to undertake this business project, which can bring a comprehensive plan to the solution in order to reduce the burden of the government administration.

As a result of additional regulatory requirements, including National Standards GB7258-2004, GB8565-2001, GA 468-2004 and JT/T478 which govern motor vehicle testing station computer control system of technical specifications and other series of technical specifications, inspection and comprehensive testing stations are required to upgrade their technology.  At present; there are more than 4,000 motor vehicle safety inspection stations nationwide. The average upgrading cost for each station is approximately 300,000 RMB. The total market capacity may be approximately 1.2 billion RMB.

Motor vehicle repair industry business standards (GB/T16739-2004) and motor vehicle passenger transport station management regulations require that motor vehicle repair workshops and passenger transport stations must be equipped with vehicle testing equipments.

At present, it is estimated that there are approximately 6,000 “second grade” motor vehicle passenger transport stations which could potentially require upgrading.  The equipment cost for each passenger transport station is approximately 200,000 RMB. Thus, since less than 10% of the stations are equipped with testing equipment must market capacity could be 1.2 billion RMB.

Vehicle inspection service currently requires compulsory annual inspection and environmental protection inspection pursuant to federal and local law.  The inspection services are conducted only by approved inspection agency according to the rules and laws stipulated by the government. It is a public service provided to the society with scope covering all vehicles for annual inspection.

Products

Smart Fuel Control System (SFCS) is a system that can change diesel or petrol vehicle into diesel/gas or petrol/gas dual-fuel vehicles.

1.           Diesel / Gas (LNG/CNG) dual-fuel system

System features

Double decompressions, positive pressure air intake, ECU intelligent electronic control, control of diesel fuel ignited, and  unique conversion throttle body.

Applicable automobile models

•	Ordinary diesel vehicles

•	Turbocharged diesel engine vehicles

Fuel species

•	Diesel

•	Compressed natural gas (CNG)

•	Liquefied natural gas (LNG)

Performance benefits

Advantage – International advanced mechanical and electrical integration technology is compatible with a variety of vehicle models and offers easy installation.

Safety – The fuel of turbocharged diesel vehicle is mixed with air after the booster.

Economic – The average replacement rate is of 50% or more. Reducing fuel costs about 30% significantly lower the total costs.

Environmental –Optimization of emissions, reduction of vehicle emissions and protection of the environment.

2.	Petrol / Gas (LPG / CNG / LNG) dual-fuel system

System function

Use of SFCS to convert vehicles into petrol / gas dual-fuel vehicles, so that the petrol and gas can be easily switched between the two fuel modes. The operation is safe and reliable. Vehicle can still obtain its normal power and also achieve significant economic benefits.

System features

Positive atmosphere for the pressure. Multi-point sequential injection. ECU intelligent electronic control. Real-time precise control of gas volume. Strong horsepower, lower gas consumption.

Applicable automobile models

•	Gasoline fuel burning cars

•	Small and medium sized vans

Fuel species

•	Gasoline, or liquefied petroleum gas (LPG),

•	Compressed natural gas (CNG),

•	Liquefied natural gas (LNG)

Performance benefits

Advantage – Internationally advanced mechanical and electrical integration technology. Engine power and nozzle self-cleaning function.

Safety – Front pressure injection gas, no ignite break-down.

Economic – Reducing fuel costs about 50% or more. Significantly lower the costs. Investment can be recovered within 4 – 6 months

Environmental –Optimization of emissions, reduction of vehicle emissions and protection for the environment.

3.	Vehicle exhaust gas emission testing equipment

The rapid increase in the number of cars in China has developed rapidly and heavily polluted city air, threatening the population’s physical health.  As a result the government has focused on reducing air pollution through a framework of regulations including such as subjecting the automobile exhaust gas emissions to rigorous testing.

Competition

Compared with other competitors in the industry, DLT has the following advantages in the vehicle testing station’s investment, construction, operation and management.

•   Brand advantage. DLT’s management has nearly 20 years experience in the field , as the biggest and most complete vehicle inspection repair equipment, computer control system and software product supplier in China, a hi-tech enterprise in Shenzhen, “DLT “ is the registered trade mark by the state industrial and commercial bureau, as well as the main equipment manufacturers in the inspection field around the country.
•   Professional technology advantage. DLT’s management has professional capability in building plan, equipment manufacture, and installation testing, with nearly 20 years experience in the field of vehicle inspection.
•   Customer resources advantage. DLT’s management has built approximately 1,000 inspection stations which includes safety inspection station, comprehensive inspection station, vehicle quality control station, and motorcycle performance test centers.
•   Sales and service network advantage.  DLT’s management has established marketing network and technical support system nation wide.

PART 1A.  RISK FACTORS

Investing in the Company's common stock involves a high degree of risk. Prospective investors should carefully consider the risks described below, together with all of the other information included or referred to in this Current Report on Form 8-K, before purchasing shares of the Company's common stock. There are numerous and varied risks, known and unknown, that may prevent the Company from achieving its goals. The risks described below are not the only ones the Company will face. If any of these risks actually occur, the Company's business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of the Company's common stock could decline and investors in the Company's common stock could lose all or part of their investment.

Risk related to our Business

Because we have not yet commenced our full scale production operations, unexpected factors may hamper our efforts to implement our business plan.

The Company’s main business area is automotive inspection and testing equipment and services to vehicle operators which requires advanced and green technology for its operation. Our business plan contemplates that we will become a major provider in the field of automotive testing services and equipment. In order to achieve this, we plan to expand our chain of automotive environmental and safety testing stations from four to 100 and also expand the production of automotive environmental testing equipment. To date, however, we have built and operated testing stations only in limited areas. If we can obtain sufficient funding as planned, we will commence our operations on a much larger scale. Therefore, appropriate risk management is indispensable. The following business risks which if they occur may materially affect the Company’s performance, stock price, financial position and the decisions of our prospective investors. The actual occurrence of any of those risk factors may materially adversely affect the Company’s results of operation and financial condition.

The capital investments that we plan may result in dilution of the equity of our present shareholders.

Our business plan contemplates that we will invest approximately $3.5 million on our large-scale operations. We intend to raise a large portion of the necessary funds by selling our equity.   At present, we have no commitment from any source for those funds.  We cannot determine, therefore, the terms on which we will be able to raise the necessary funds.  It is possible that we will be required to dilute the value of our current shareholders’ equity in order to obtain the funds. The shareholders may face potential dilution from later rounds of new investors. If, however, we are unable to raise the necessary funds, our growth will be limited, as will our ability to compete effectively.  Any failure on raising sufficient funds may affect the Company’s ability to grow and develop.

If contract suppliers become unavailable or delay their production, our business will be negatively impacted.

Our future operating results may depend substantially on the good cooperation with key suppliers. It is important for the company to obtain materials, components and other goods in a timely and proper manner. If we are unable to obtain the necessary materials or components, we may experience production delays which could cause us loss of revenue. If these companies were to terminate their agreements with us without adequate notice, or fail to provide the required capacity and quality on a timely basis, we would be delayed in our ability or unable to process and deliver our products to our customers. It is necessary to procure materials, components and other goods at competitive costs and to optimize the entire supply chain, including suppliers, in order for the company to bring competitive products to market. Furthermore, any case of defective materials, components or other goods may also have an adverse effect on the reliability and reputation of the Company.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled human resource personnel in every business area and process, including product development, production, marketing and business management Competition to obtain human resources is intensifying. In general, qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand.  If the company is unable to retain and obtain key human resources, this may affect the company’s performance and development.   If we are unable to successfully attract or retain the personnel we need to succeed, we will be unable to implement our business plan.

Increased government regulation of our production and/or marketing operations could diminish our profits.

The fuel production and supply business is highly regulated.  Government authorities are concerned with effect of fuel distribution on the national and local economy.  To achieve optimal availability of fuel, governments regulate many key elements of both production and distribution of fuel.  Increased government regulation may affect our business in ways that cannot be predicted at this time, potentially involving price regulation, distribution regulation, and regulation of manufacturing processes.  Any such regulation or a combination could have an adverse effect on our profitability.

In addition, the day-to-day operations of our business will require frequent interaction with representatives of the Chinese government institutions.  The national, provincial and local governments in the People’s Republic of China are highly bureaucratized.  The effort to obtain the registrations, licenses and permits necessary to carry out our business activities can be daunting.  Significant delays can result from the need to obtain governmental approval of our activities.  These delays can have an adverse effect on the profitability of our operations.  In addition, compliance with regulatory requirements applicable to fuel manufacturing and distribution may increase the cost of our operations, which would adversely affect our profitability.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

The People’s Republic of China has adopted currency and capital transfer regulations.  Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to pay dividends to our shareholders.

Currency fluctuations may adversely affect our operating results

The Company conducts its main business in China and generates revenues and incurs expenses and liabilities in RMB, the currency of the People’s Republic of China. However, as a subsidiary of DLT in China, the financial results will be reported in the United States in U.S. Dollars. Consequently, as a general rule, appreciation of RMB has a negative effect on the Company’s business performance and a depreciation of RMB has a positive effect. In this way, fluctuations in exchange rates may affect the company’s operating results.

Protection of intellectual property rights risk

DLT owns various patents and intellectual property rights. And we make every effort to secure intellectual property rights. However, in China, it may not be possible to secure sufficient protection. There is a possibility that the company’s technologies may be disclosed or misused by a third party. It is also possible that any suit in respect of intellectual property rights may be brought against the company or that the company may have to file suit in order to protect its intellectual property rights. In such cases, the company’s business operation and performance may be affected.

We are not likely to hold annual shareholder meetings in the near future.

Management does not expect to hold annual meetings of shareholders in the next few year, due to the expenses involved.  The current members of the Board of Directors were appointed to that position by the previous directors.  If other directors are added to the Board in the future, it is likely that the current directors will appoint them.  As a result, the shareholders of the Company will have no effective means of exercising control over the operations of the Company.

New face a risk of natural disasters affecting our operations.

The Company’s test stations are located in China and expanding around the country. Some natural disasters, such as earthquakes or typhoons in areas where test stations are located, may damage or destroy operations cause transportation interruptions or other similar disruptions, and thus affect the company’s performance and operations significantly.

Risks Related to the Securities Markets and Investments in Our Common Stock

Because our common stock is quoted on the "OTCBB," your ability to sell your shares in the secondary trading market may be limited.

Our common stock is currently quoted on the over-the-counter market on the OTC Electronic Bulletin Board. Consequently, the liquidity of our common stock is impaired, not only in the number of shares that are bought and sold, but also through delays in the timing of transactions, and coverage by security analysts and the news media, if any, of our company. As a result, prices for shares of our common stock may be lower than might otherwise prevail if our common stock was quoted and traded on Nasdaq or a national securities exchange.

Because our shares are "penny stocks," you may have difficulty selling them in the secondary trading market.

Federal regulations under the Securities Exchange Act of 1934 regulate the trading of so-called "penny stocks," which are generally defined as any security not listed on a national securities exchange or Nasdaq, priced at less than $5.00 per share and offered by an issuer with limited net tangible assets and revenues. Since our common stock currently is quoted on the "OTCBB" at less than $5.00 per share, our shares are "penny stocks" and may not be traded unless a disclosure schedule explaining the penny stock market and the risks associated therewith is delivered to a potential purchaser prior to any trade.

In addition, because our common stock is not listed on Nasdaq or any national securities exchange and currently is quoted at and trades at less than $5.00 per share, trading in our common stock is subject to Rule 15g-9 under the Securities Exchange Act. Under this rule, broker-dealers must take certain steps prior to selling a "penny stock," which steps include:

• obtaining financial and investment information from the investor;
• obtaining a written suitability questionnaire and purchase agreement signed by the investor; and
• providing the investor a written identification of the shares being offered and the quantity of the shares.

If these penny stock rules are not followed by the broker-dealer, the investor has no obligation to purchase the shares. The application of these comprehensive rules will make it more difficult for broker-dealers to sell our common stock and our shareholders, therefore, may have difficulty in selling their shares in the secondary trading market.

Our stock price may be volatile and your investment in our common stock could suffer a decline in value.

As of October 26, 2010, there has been no trading activities in the Company’s common stock.  There can be no assurance that a market will ever develop in the Company’s common stock in the future.  If a market does not develop then investors would be unable to sell any of the Company’s common stock likely resulting in a complete loss of any funds therein invested.

Should a market develop, the price may fluctuate significantly in response to a number of factors, many of which are beyond our control. These factors include:

• acceptance of our products in the industry;
• announcements of technological innovations or new products by us or our competitors;
• developments or disputes concerning patent or proprietary rights;
• economic conditions in China and or abroad;
• actual or anticipated fluctuations in our operating results;
• broad market fluctuations; and
• changes in financial estimates by securities analysts.

A registration of a significant amount of our outstanding restricted stock may have a negative effect on the trading price of our stock.

At October 26, 2010, shareholders of the Company had approximately 32,400,000 post-split adjusted shares of restricted stock, or 90% of the outstanding common stock. If we were to file a registration statement including all of these shares, and the registration is allowed by the SEC, these shares would be freely tradable upon the effectiveness of the planned registration statement. If investors holding a significant number of freely tradable shares decide to sell them in a short period of time following the effectiveness of a registration statement, such sales could contribute to significant downward pressure on the price of our stock.

We do not intend to pay any cash dividends in the foreseeable future and, therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We have not paid any cash dividends on our common stock and do not intend to pay cash dividends on our common stock in the foreseeable future. We intend to retain future earnings, if any, for reinvestment in the development and expansion of our business. Any credit agreements, which we may enter into with institutional lenders, may restrict our ability to pay dividends. Whether we pay cash dividends in the future will be at the discretion of our board of directors and will be dependent upon our financial condition, results of operations, capital requirements and any other factors that the board of directors decides is relevant. Therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We may issue additional equity shares to fund the Company's operational requirements which would dilute your share ownership.

The Company's continued viability depends on its ability to raise capital. Changes in economic, regulatory or competitive conditions may lead to cost increases. Management may also determine that it is in the best interest of the Company to develop new services or products. In any such case additional financing is required for the Company to meet its operational requirements. There can be no assurances that the Company will be able to obtain such financing on terms acceptable to the Company and at times required by the Company, if at all. In such event, the Company may be required to materially alter its business plan or curtail all or a part of its operational plans as detailed further in Management's Discussion and Analysis in this Form 8-K. While the Company currently has no offers to sell it securities to obtain financing, sale or the proposed sale of substantial amounts of our common stock in the public markets may adversely affect the market price of our common stock and our stock price may decline substantially. In the event that the Company is unable to raise or borrow additional funds, the Company may be required to curtail significantly its operational plans as further detailed in Requirements for Additional Capital in the Management Discussion and Analysis of this Form 8-K.

The Company has been authorized to amend its Articles of Incorporation to issue up to 300,000,000,000 shares of Common Stock without additional approval by shareholders. As of October 26, 2010, we had 36,000,000 post-split adjusted shares of common stock outstanding.

Because our common stock is quoted only on the Over the Counter Bulletin Board, your ability to sell your shares in the secondary trading market may be limited.

Our common stock is quoted only on the Over the Counter Bulletin Board.  Consequently, the liquidity of our common stock is impaired, not only in the number of shares that are bought and sold, but also through delays in the timing of transactions, and coverage by security analysts and the news media, if any, of our company. As a result, prices for shares of our common stock may be different than might otherwise prevail if our common stock was quoted or traded on a national securities exchange such as the New York Stock Exchange.

Large amounts of our common stock will be eligible for resale under Rule 144.

As of October 26, 2010, approximately 32,400,000 of the 36,000,000 issued and outstanding post-split shares of the Company's common stock are restricted securities as defined under Rule 144 of the Securities Act of 1933, as amended (the “Act”) and under certain circumstances may be resold without registration pursuant to Rule 144.

In general, under Rule 144, a person (or persons whose shares are aggregated) who has satisfied a six month holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of securities, without any limitation, by a person who is not an Affiliate, as such term is defined in Rule 144(a)(1), of the Company and who has satisfied a one year holding period. Any substantial sale of the Company's common stock pursuant to Rule 144 may have an adverse effect on the market price of the Company's shares. This filing will satisfy certain public information requirements necessary for such shares to be sold under Rule 144.

The requirements of complying with the Sarbanes-Oxley act may strain our resources and distract management

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Sarbanes-Oxley Act of 2002. The costs associated with these requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting. Historically, as a private company we have maintained a small accounting staff, but in order to maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, significant additional resources and management oversight will be required. This includes, among other things, retaining independent public accountants. This effort may divert management's attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, we may need to hire additional accounting and financial persons with appropriate public company experience and technical accounting knowledge, and we cannot assure you that we will be able to do so in a timely fashion.

Our executive officers, directors and principal stockholders control our business and may make decisions that are not in our stockholders' best interests.

As of October 26, 2010 our officers, directors, and principal stockholders, and their affiliates, in the aggregate, beneficially owned approximately 90% of the outstanding shares of our common stock on a fully diluted basis. As a result, such persons, acting together, have the ability to substantially influence all matters submitted to our stockholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets, and to control our management and affairs. Accordingly, such concentration of ownership may have the effect of delaying, deferring or preventing a change in discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our business, even if such a transaction would be beneficial to other stockholders.

PART 2. FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PLAN OF OPERATIONS

This Annual Report contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "we believe," "management believes" and similar language. The forward-looking statements are based on the current expectations of the Company and are subject to certain risks, uncertainties and assumptions, including those set forth in the discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in this report. Actual results may differ materially from results anticipated in these forward-looking statements. We base the forward-looking statements on information currently available to us, and we assume no obligation to update them.

Investors are also advised to refer to the information in our previous filings with the Securities and Exchange Commission (SEC), especially on Forms 10-K, 10-Q and 8-K, in which we discuss in more detail various important factors that could cause actual results to differ from expected or historic results. It is not possible to foresee or identify all such factors. As such, investors should not consider any list of such factors to be an exhaustive statement of all risks and uncertainties or potentially inaccurate assumptions.

Results of Operations

DLT International Limited (the “DLT”) was incorporated under the laws of the British Virgin Islands on March 18, 2010 and currently operates through one operating company located in People’s Republic of China (the PRC): Dalei Automobile Testing Technology (Shenzhen) Co., Ltd. (“Dalei”).  Dalei was incorporated under the laws of the PRC as a limited company on June 3, 2010.  Dalei is a vehicle inspecting technology provider in the PRC.

From March 18, 2010 (inception) to June 30, 2010, we generated revenues of $1,831,512 from the sales of vehicle inspecting machines to a number of customers.

Our gross profit margin during the period from March 18, 2010 (inception) to June 30, 2010 was 50.66%. During the year ended June 30, 2010, our cost of sales of testing equipment consists of purchasing machinery and equipment, outsourced instrumentation and control pane, software, freight, and installation.

Selling, general and administrative expenses for the period from March 18, 2010 (inception) to June 30, 2010 were $619,926 or 33.85% of net sales. Selling, general and administrative expenses consist primarily of payroll.

Income from operations for the period from March 18, 2010 (inception) to June 30, 2010 was $307,844, and net income after income taxes for the same period was $230,883.

Our business operates primarily in Chinese Renminbi (“RMB”), but we report our results in our SEC filings in U.S. Dollars.  The conversion of our accounts from RMB to Dollars results in translation adjustments.  While our net income is added to the retained earnings on our balance sheet; the translation adjustments are added to a line item on our balance sheet labeled “accumulated other comprehensive income,” since it is more reflective of changes in the relative values of U.S. and Chinese currencies than of the success of our business.  During the period from March 18, 2010 (inception) to June 30, 2010, the effect of converting our financial results to Dollars was to add $4,371 to our accumulated other comprehensive income.

Liquidity and Capital Resources

Our principal liquidity requirements are for working capital, capital expenditures and cash dividends. We fund our liquidity requirements primarily through cash on hand, and cash flow from operations.  We believe our cash on hand, future funds from operations and borrowings from our related parties will be sufficient to fund our cash requirements for at least the next twelve months.

We ended fiscal 2010 with $93,764 of cash and cash equivalents.  The following table sets forth a summary of our cash flows for the periods indicated:

Year Ended June 30,	2010

Net cash used in operating activities	$(131,296)
Net cash used in investing activities	(1,231,778)
Net cash provided by financing activities	1,456,491
Effect of foreign currency translation	347

Net change in cash	$93,764

Operating Activities – For the fiscal period ended June 30, 2010, net cash used in operating activities was $131,296. This is primarily attributable to our net income of $230,883, offset by a $362,179 increase in working capital. Specifically, the working capital increase was primarily due to (i) a $1,261,827 increase in net trade receivables; (ii) a $228,669 increase in prepaid expenses; (iii) a $240,389 increase in sales commission payable; (iv) a $240,389 increase in sales commission payable; (v) a $535,478 increase in trade payables; and  (vi) $311,266 increase in VAT payables.

Investing Activities – Net cash used in investing activities for fiscal year 2010 was $1,231,778.  Capital expenditures represented substantially all of the net cash used in investing activities for each period. Capital expenditures primarily include our purchases of property, plant and equipment.

Financing Activities – Net cash proceeds from financing activities for fiscal 2010 was $1,456,491.  All of our cash from financing activities are the proceeds from the issue of capital.

Future Capital Requirements – We had cash on hand of $93,764 at June 30, 2010. We did not expect any material capital expenditures for fiscal 2011.

We believe we will be able to fund our cash requirements, for at least the next twelve months, from cash on hand, and operating cash flows. However, our ability to satisfy our cash requirements depends upon our future performance, which in turn is subject to general economic conditions and regional risks, and to financial, business and other factors affecting our operations, including factors beyond our control.

If we are unable to generate sufficient cash flow from operations to meet our obligations and commitments, we will be required to refinance or restructure our indebtedness or raise additional debt or equity capital. Additionally, we may be required to sell material assets or operations, suspend or further reduce dividend payments or delay or forego expansion opportunities. We might not be able to implement successful alternative strategies on satisfactory terms, if at all.

Off-Balance Sheet Arrangements and Contractual Obligations – We do not have any material off-balance sheet arrangements.

Capital Expenditure

We did not have any capital expenditures during the period from March 18, 2010 (inception) to June 30, 2010.

Critical Accounting Policies and Estimates

This discussion and analysis of our financial condition and results of operations are based on our financial statements that have been prepared under accounting principle generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Method of accounting

The Group maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of financial statements.

Principles of consolidation

The Company consolidates its subsidiaries and the entities it controls through a majority voting interest or otherwise, including entities that are variable interest entities (“VIEs”) for which the Company is the primary beneficiary pursuant to Accounting Standards Codification (“ASC”) No. 810, “Consolidation” (“ACS 810”).  The provisions of ASC 810 have been applied respectively to all periods presented in the consolidated financial statements.

Subsidiary

The Company consolidates its wholly owned subsidiary, Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd, because it controls these entities through its 100% voting interest in them.  The following sets forth information about the wholly owned subsidiaries:

Name of Subsidiary	Place & Date of Incorporation	Equity Interest Attributable to the Company (%)	Registered Capital ($)	Registered Capital (RMB)

Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd (“Dalei”)	PRC/June 3, 2010	100	$730,855	RMB 5,000,000

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

Economic and Political Risks

The Group’s operations are conducted in the PRC. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Group’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	70 years	Machinery & equipment	8 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

Accounting for the impairment of long-lived assets

The Group periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in ASC No. 360, “Property, Plant and Equipment”. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting periods, there was no impairment loss.

Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Group is the Renminbi (RMB).  The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the consolidated financial statements were as follows:

June 30, 2010
Consolidated balance sheet	RMB 6.80860 to US$1.00
Consolidated statements of income and comprehensive income	RMB 6.83393 to US$1.00

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.  In addition, the current foreign exchange control policies applicable in PRC also restrict the transfer of assets or dividends outside the PRC.

Cash and cash equivalents

The Group considers all highly liquid investments purchased with original maturities of nine months or less to be cash equivalents. The Group maintains bank accounts in the PRC. The Group does not maintain any bank accounts in the United States of America.   The cash located outside the United States is not restricted as to usage.

Leases

The Group did not have a lease that met the criteria of a capital lease. Leases that do not qualify as a capital lease are classified as an operating lease. Operating lease rental payments included in general and administrative expenses for the period ended June 30, 2010 was $13,736.

Advertising

The Group expensed all advertising costs as incurred.  Advertising expenses included in the general and administrative expense for the period ended June 30, 2010 was nil.

Income taxes

The Group accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future realization is uncertain.

The Group is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the enterprise income tax rate for the period ended June 30, 2010 was 25%.

Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within the PRC.  No bank deposit was maintained at June 30, 2010.  The Group has not experienced any losses in such accounts and believes it is not exposed to any risk on its cash in bank accounts.

Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Group’s current component of other comprehensive income is the foreign currency translation adjustment.

Recent Accounting Pronouncements

ASC 105, Generally Accepted Accounting Principles (“ASC 105”) (formerly Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162) reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) into a single source of authoritative generally accepted accounting principles (“GAAP”) to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification (“ASC”) carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed “non-authoritative”. ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has implemented the guidance included in ASC 105 as of July 1, 2009. The implementation of this guidance changed the Company’s references to GAAP authoritative guidance but did not impact the Company’s financial position or results of operations.

ASC 855, Subsequent Events (“ASC 855”) (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB in May 2009, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company’s evaluation of its subsequent events. ASC 855 defines two types of subsequent events, “recognized” and “non-recognized”. Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The Company implemented the guidance included in ASC 855 as of April 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

ASC 805, Business Combinations (“ASC 805”) (formerly included under Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations) contains guidance that was issued by the FASB in December 2007. It requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with certain exceptions. Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. ASC 805 also provides for a substantial number of new disclosure requirements. ASC 805 also contains guidance that was formerly issued as FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies which was intended to provide additional guidance clarifying application issues regarding initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805 was effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008. The Company implemented this guidance effective January 1, 2009. Implementing this guidance did not have an effect on the Company’s financial position or results of operations; however it will likely have an impact on the Company’s accounting for future business combinations, but the effect is dependent upon acquisitions, if any, that are made in the future.

ASC 810, Consolidation (“ASC 810”) includes new guidance issued by the FASB in December 2007 governing the accounting for and reporting of noncontrolling interests (previously referred to as minority interests). This guidance established reporting requirements which include, among other things, that noncontrolling interests be reflected as a separate component of equity, not as a liability. It also requires that the interests of the parent and the noncontrolling interest be clearly identifiable. Additionally, increases and decreases in a parent’s ownership interest that leave control intact shall be reflected as equity transactions, rather than step acquisitions or dilution gains or losses. This guidance also requires changes to the presentation of information in the financial statements and provides for additional disclosure requirements. ASC 810 was effective for fiscal years beginning on or after December 15, 2008. The Company implemented this guidance as of January 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) (formerly included under Statement of Financial Accounting Standards No. 157, Fair Value Measurements) includes guidance that was issued by the FASB in September 2006 that created a common definition of fair value to be used throughout generally accepted accounting principles. ASC 820 applies whenever other standards require or permit assets or liabilities to be measured at fair value, with certain exceptions. This guidance established a hierarchy for determining fair value which emphasizes the use of observable market data whenever available. It also required expanded disclosures which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. ASC 820 also provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. The emphasis of ASC 820 is that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants, under current market conditions. ASC 820 also further clarifies the guidance to be considered when determining whether or not a transaction is orderly and clarifies the valuation of securities in markets that are not active. This guidance includes information related to a company’s use of judgment, in addition to market information, in certain circumstances to value assets which have inactive markets.

Fair value guidance in ASC 820 was initially effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years for financial assets and liabilities. The effective date of ASC 820 for all non-recurring fair value measurements of nonfinancial assets and nonfinancial liabilities was fiscal years beginning after November 15, 2008. Guidance related to fair value measurements in an inactive market was effective in October 2008 and guidance related to orderly transactions under current market conditions was effective for interim and annual reporting periods ending after June 15, 2009.

The Company applied the provisions of ASC 820 to its financial assets and liabilities upon adoption at January 1, 2008 and adopted the remaining provisions relating to certain nonfinancial assets and liabilities on January 1, 2009. The difference between the carrying amounts and fair values of those financial instruments held upon initial adoption, on January 1, 2008, was recognized as a cumulative effect adjustment to the opening balance of retained earnings and was not material to the Company’s financial position or results of operations. The Company implemented the guidance related to orderly transactions under current market conditions as of April 1, 2009, which also was not material to the Company’s financial position or results of operations.

In August 2009, the FASB issued ASC Update No. 2009-05, Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value (“ASC Update No. 2009-05”). This update amends ASC 820, Fair Value Measurements and Disclosures and provides further guidance on measuring the fair value of a liability. The guidance establishes the types of valuation techniques to be used to value a liability when a quoted market price in an active market for the identical liability is not available, such as the use of an identical or similar liability when traded as an asset. The guidance also further clarifies that a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are both Level 1 fair value measurements. If adjustments are required to be applied to the quoted price, it results in a level 2 or 3 fair value measurement. The guidance provided in the update is effective for the first reporting period (including interim periods) beginning after issuance. The Company does not expect that the implementation of ASC Update No. 2009-05 will have a material effect on its financial position or results of operations.

In September 2009, the FASB issued ASC Update No. 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASC Update No. 2009-12”). This update sets forth guidance on using the net asset value per share provided by an investee to estimate the fair value of an alternative investment. Specifically, the update permits a reporting entity to measure the fair value of this type of investment on the basis of the net asset value per share of the investment (or its equivalent) if all or substantially all of the underlying investments used in the calculation of the net asset value is consistent with ASC 820. The update also requires additional disclosures by each major category of investment, including, but not limited to, fair value of underlying investments in the major category, significant investment strategies, redemption restrictions, and unfunded commitments related to investments in the major category. The amendments in this update are effective for interim and annual periods ending after December 15, 2009 with early application permitted. The Company does not expect that the implementation of ASC Update No. 2009-12 will have a material effect on its financial position or results of operations.

In June 2009, FASB issued Statement of Financial Accounting Standards No. 167, Amendments to FASB Interpretation No. 46(R) (“Statement No. 167”). Statement No. 167 amends FASB Interpretation No. 46R, Consolidation of Variable Interest Entities an interpretation of ARB No. 51 (“FIN 46R”) to require an analysis to determine whether a company has a controlling financial interest in a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has a) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and b) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. The statement requires an ongoing assessment of whether a company is the primary beneficiary of a variable interest entity when the holders of the entity, as a group, lose power, through voting or similar rights, to direct the actions that most significantly affect the entity’s economic performance. This statement also enhances disclosures about a company’s involvement in variable interest entities. Statement No. 167 is effective as of the beginning of the first annual reporting period that begins after November 15, 2009. Although Statement No. 167 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 167 to have a material impact on its financial position or results of operations.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140 (“Statement No. 166”). Statement No. 166 revises FASB Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Extinguishment of Liabilities a replacement of FASB Statement 125 (“Statement No. 140”) and requires additional disclosures about transfers of financial assets, including securitization transactions, and any continuing exposure to the risks related to transferred financial assets. It also eliminates the concept of a “qualifying special-purpose entity”, changes the requirements for derecognizing financial assets, and enhances disclosure requirements. Statement No. 166 is effective prospectively, for annual periods beginning after November 15, 2009, and interim and annual periods thereafter. Although Statement No. 166 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 166 will have a material impact on its financial position or results of operations.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to our investors.

3.   DESCRIPTION OF PROPERTY

The Company’s production factory is located in ShuShan District in HeFei City. The production facilities cover 36 different equipments and platforms at value of 5.1 million RMB.  The Company’s office is located in the High-tech Zone in HeFei City. Total area of 800 square meters which values 7.6 million RMB.

4.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Registrant Common Stock as of October 26, 2010 (after giving effect to the Exchange) by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class (2)
KME Investments Group Limited	2,267,320	90%
Xiu Liang Zhang	0	0%
Jun Liu	0	0%
Zheng Ying Li	0	0%
All Directors and Executive Officers as a Group (3 persons)	0	0%

(1) "Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 2,519,320 shares of Common Stock outstanding as of October 26, 2010, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

5. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers. All of the Company’s executive officers and directors were appointed on October 25, 2010, the effective date of the Acquisition. All directors hold office until the first annual meeting of the stockholders of the Company and until the election and qualification of their successors or their earlier removal or retirement.

Officers are elected annually by the board of directors and serve at the discretion of the board.

Name (1)	Age	Title
XiuLiang Zhang	58	Chairman, President
Jun Liu	39	Chief Executive Officer, Director
Zheng Ying Li	41	Chief Financial Officer, Director

Xiu Liang Zhang.  Chairman, President.  Since March 18, 2010, Mr. Zhang has served as a Director of DLT International Limited.  In that capacity he serves as its highest decision maker and is responsible for making the operating policies and developing plans, regulating and supervising the business activities, review and approval of its financial budget and accounts. Mr. Zhang has over 20 years of experience in the industry. Since 1989, Mr.  Zhang has been in the field of motor vehicle testing, research and development. In 1995 he founded the DLT Group, in which he served as the Chairman of the Company leading  the Company into becoming the leading brand in the national industry.  Prior thereto, Mr. Zhang served as director for the Department of Radio Engineering for the China Science and Technology University.  Mr. Zhang is the Executive Vice-Chairman of China Auto Back Market League, Chairman of the Committee of Experts, Director of China Automotive Maintenance Association and China Automotive Maintenance Equipment Association. Mr. Zhang graduated with a degree in Radio Engineering from China Science and Technology University

Jun Liu.  Chief Executive Officer, Director.  Since January 2006, Mr. Liu has been the General Manager of DLT Group.  Since March 18, 2010, Mr. Liu has served as Chief Executive Officer of the Company.    From 1998 to 2003, Mr. Liu served as Deputy General Manager of DLT (ShenZhen) Co., Ltd. From March 2003  to January 2006, Mr. Liu served as General Manager for DLT (HeFei) Co., Ltd. Mr. Liu is a Senior Engineer, Senior Expert of the Chinese Equipment Project Expert Committee. Mr. Liu graduated from China Science and Technology University in 1995. Mr. Liu has taught classes at  China Science and Technology University during 1991 – 1998 and has also been involved in the research of motor vehicle testing.  Mr. Liu received a master’s degree in Business Management.

ZhengYing Li.  Chief Financial Officer, Director.  Since March 18, 2010, Mr. Li has served as Chief Financial Officer of DLT.   From 2006 to present, Mr. Li has been Deputy Manager and Chief Finance Officer in charge of the finance sector for Dalei.  From 1988 to 2006, Mr. Li served as Chief Finance Officer for the AnHui Silk Knitting Factory (a large state-owned enterprise).  Mr. Li graduated from AnHui Institute of Finance and Economics in 1988.

AUDIT COMMITTEE. The Company intends to establish an audit committee, which will consist of independent directors. The audit committee's duties would be to recommend to the Company's board of directors the engagement of independent auditors to audit the Company's financial statements and to review its accounting and auditing principles. The audit committee would review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee would at all times be composed exclusively of directors who are, in the opinion of the Company's board of  directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

COMPENSATION COMMITTEE. Our board of directors does not have a standing compensation committee responsible for determining executive and director compensation.  Instead, the entire board of directors fulfills this function, and each member of the Board participates in the determination.  Given the small size of the Company and its Board and the Company's limited resources, locating, obtaining and retaining additional independent directors is extremely difficult.  In the absence of independent directors, the Board does not believe that creating a separate compensation committee would result in any improvement in the compensation determination process.  Accordingly, the board of directors has concluded that the Company and its stockholders would be best served by having the entire board of directors act in place of a compensation committee.  When acting in this capacity, the Board does not have a charter.

In considering and determining executive and director compensation, our board of directors reviews compensation that is paid by other similar public companies to its officers and takes that into consideration in determining the compensation to be paid to the Company’s officers.  The board of directors also determines and approves any non-cash compensation to any employee. The Company does not engage any compensation consultants to assist in determining or recommending the compensation to the Company’s officers or employees.

PART 6. EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as our principal executive officer during our last completed fiscal year; and (ii) each other individual that served as an executive officer at the conclusion of the fiscal year ended December 31 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the Named Executives).

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
XiuLiang Zhang	2010	-	-	-	-	-	-
	2009	-	-	-	-	-	-
	2008	-	-	-	-	-	-
Jun Liu	2010	-	-	-	-	-	-
	2009	-	-	-	-	-	-
	2008
ZhengYing Li	2010	-	-	-	-	-	-
	2009	-	-	-	-	-	-
	2008	-	-	-	-	-	-
John David Palmer	2010	-	-	-	-	-	-
	2009	-	-	-	-	-	-
	2008	-	-	-	-	-	-
Jeannette Aparecida da Silva	2010	-	-	-	-	-	-
	2009	-	-	-	-	-	-
	2008	-	-	-	-	-	-

Compensation Policy. Our Company’s executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable our Company to achieve earnings and profitability growth to satisfy our stockholders. We must, therefore, create incentives for these executives to achieve both Company and individual performance objectives through the use of performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components. As an early-stage development company, the main elements of our compensation package consist of base salary, stock options and bonus.

Base Salary. As we continue to grow and financial conditions improve, these base salaries, bonuses and incentive compensation will be reviewed for possible adjustments. Base salary adjustments will be based on both individual and Company performance and will include both objective and subjective criteria specific to each executive’s role and responsibility with the Company.

COMPENSATION OF DIRECTORS

At this time, directors receive no remuneration for their services as directors of the Company, nor does the Company reimburse directors for expenses incurred in their service to the Board of Directors. The Company does not expect to pay any fees to its directors for the 2009 fiscal year.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

We do not have employment agreements with any of our officers, directors or key personnel.  The Company’s principal operating subsidiary, Dalei Automotive Testing Technology (Shenzhen) Co.,  Ltd. has employment agreements with the following persons: Xiu Liang Zhang, to serve as Chairman of the Board and President, executed on June 3, 2010 for a one year term, subject to automatic renewals of one year at the rate of $30,000 per year; Jun Liu, as Chief Executive Officer, executed on June 3, 2010 for a one year term, subject to automatic renewals of one year at the rate of $30,000 per year; and Zheng Ying Li, as Chief Financial Officer, executed on June 3, 2010 for a one year term, subject to automatic renewals of one year at the rate of $30,000 per year.

7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Currently, we have no independent directors on our Board of Directors, and therefore have no formal procedures in effect for reviewing and pre-approving any transactions between us, our directors, officers and other affiliates. We will use our best efforts to insure that all transactions are on terms at least as favorable to the Company as we would negotiate with unrelated third parties.

8. DESCRIPTION OF SECURITIES

COMMON STOCK

Number of Authorized and Outstanding Shares. The Company's Articles of Incorporation authorizes the issuance of 75,000,000 shares of Common Stock, $.001 par value per share, of which 36,000,000 post-split adjusted shares were outstanding on October 26, 2010.  On October 18, 2010 the Company approved an amendment to its Articles of Incorporation (the “Amendment”) to increase the number of its authorized shares of common stock from 75,000,000 to 300,000,000 shares and to affect a 14.29 for one forward-split of the Registrant’s issued and outstanding shares of Common Stock.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other. No shareholder has any preemptive right or other similar right to purchase or subscribe for any additional securities issued by the Company, and no shareholder has any right to convert the common stock into other securities. No shares of common stock are subject to redemption or any sinking fund provisions. All the outstanding shares of the Company's common stock are fully paid and non-assessable. Subject to the rights of the holders of the preferred stock, if any, the Company's shareholders of common stock are entitled to dividends when, as and if declared by the Board from funds legally available therefore and, upon liquidation, to a pro-rata share in any distribution to shareholders. The Company does not anticipate declaring or paying any cash dividends on the common stock in the foreseeable future.

PREFERRED STOCK

The Company's Amended Articles of Incorporation will authorize the issuance of 10,000,000 shares of “ blank check” Preferred Stock, par value $0.001 per share, subject to any limitations prescribed by law, without further vote or action by the stockholders, to issue from time to time shares of preferred stock in one or more series. Each such series of Preferred Stock shall have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as shall be determined by the Company's board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.

Transfer Agent

Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company's transfer agent for its Common Stock is West Coast Stock Transfer Corp. located at 2010 Hancock Street, Suite A, San Diego, California 92110, Telephone (619) 664-4780.

Penny Stock

The Commission has adopted rules that define a “penny stock” as equity securities under $5.00 per share which are not listed for trading on Nasdaq (unless the issuer (i) has a net worth of $2,000,000 if in business for more than three years or $5,000,000 if in business for less than three years or (ii) has had average annual revenue of $6,000,000 for the prior three years). The Company's securities are characterized as penny stock, and therefore broker-dealers dealings in the securities are subject to the disclosure rules of transactions involving penny stock which require the broker-dealer, among other things, to (i) determine the suitability of purchasers of the securities and obtain the written consent of purchasers to purchase such securities and (ii) disclose the best (inside) bid and offer prices for such securities and the price at which the broker-dealer last purchased or sold the securities. The additional requirements imposed upon broker-dealers discourage them from engaging in transactions in penny stocks, which reduces the liquidity of the Company's securities. The Company's common stock is currently quoted on the OTC Bulletin Board under the symbol EEPU.OB.

Part II.

1.   MARKET INFORMATION.

Currently the Company’s common shares are listed on the Over-the-Counter Bulletin Board (OTCBB) under the ticker symbol “EEPU.OB”.  However, as of the date of this report there have been no trading activities in the Company’s common stock.  There can be no assurance that a market will ever develop in the Company’s common stock in the future.  If a market does not develop, then investors would be unable to sell any of the Company’s common stock likely resulting in a complete loss of any funds therein invested.

Since our inception, we have not paid any dividends on our Common Stock, and we do not anticipate that we will pay any dividends in the foreseeable future. We intend to retain any future earnings for use in our business.  As of October 26, 2010, we had approximately 36 shareholders of record.

2.  LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated.

No director, officer, or affiliate of the Company and no owner of record or beneficial owner of more than 5.0% of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

3. CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

4.  RECENT SALES OF UNREGISTERED SECURITIES.

Since inception of the Company on October 14, 2008, the Company sold the following unregistered securities:

On November 6, 2008, we issued 9,300,000 shares of Common Stock to John David Palmer, who at the time was our sole Officer and Director, for total consideration of $9,300, or $0.001 per share.

On October 25, 2010, the Registrant authorized the issuances of 2,267,320 shares of Common Stock in connection with the execution of a Securities Exchange Agreement with DLT International Limited.

Except as noted above, the sales of the securities identified above were made pursuant to privately negotiated transactions that did not involve a public offering of securities and, accordingly, we believe that these transactions were exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D and Regulation S promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Registrant’s reasonable belief that the Investor had access to information concerning the Registrant’s operations and financial condition, the Investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investor are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Registrant made no solicitation in connection with the sale other than communications with the Investor; the Registrant obtained representations from the Investor regarding their investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.  All of the foregoing securities are deemed restricted securities for purposes of the Securities Act.

5. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada Revised Statutes (“NRS”) Sections 78.7502 and 78.751 provide the Company with the power to indemnify any of our directors and officers. The director or officer must have conducted himself/herself in good faith and reasonably believe that his/her conduct was in, or not opposed to our best interests. In a criminal action, the director, officer, employee or agent must not have had reasonable cause to believe his/her conduct was unlawful.

Under NRS Section 78.751, advances for expenses may be made by agreement if the director or officer affirms in writing that he/she believes he/she has met the standards and will personally repay the expenses if it is determined such officer or director did not meet the standards.

Pursuant to the Company’s Articles of Incorporation and bylaws, we may indemnify an officer or director who is made a party to any proceeding, because of his position as such, to the fullest extent authorized by Nevada Revised Statutes, as the same exists or may hereafter be amended. In certain cases, we may advance expenses incurred in defending any such proceeding.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

Anti-Takeover Effects of Provisions of Nevada State Law

We may be or in the future we may become subject to Nevada's control share law. A corporation is subject to Nevada's control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and if the corporation does business in Nevada or through an affiliated corporation.

The law focuses on the acquisition of a “controlling interest” which means the ownership of outstanding voting shares is sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors: (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with that person, obtain only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to take away voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share law.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any stockholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights, is entitled to demand fair value for such stockholder's shares.

Nevada's control share law may have the effect of discouraging corporate takeovers.

In addition to the control share law, Nevada has a business combination law, which prohibits certain business combinations between Nevada corporations and "interested stockholders" for three years after the "interested stockholder" first becomes an "interested stockholder" unless the corporation's board of directors approves the combination in advance. For purposes of Nevada law, an "interested stockholder" is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term "business combination" is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation's assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

The effect of Nevada's business combination law is to potentially discourage parties interested in taking control of the Company from doing so if it cannot obtain the approval of our Board of Directors.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

For a description of the change of control and the material agreements entered into in connection therewith, please see Item 2.01 of this Current Report on Form 8-K, which discussion is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 25, 2010, John David Palmer effectively resigned from his role as the Registrant’s Chief Executive Officer, President, Chief Financial Officer, Principal Financial and Accounting Officer, and Jeannette Aparecida da Silva resigned from her role as the Registrant’s secretary.  XiuLiang Zhang was elected as the Registrant’s Chairman and President, Jun Liu was elected as Chief Executive Officer and Director, and ZhengYing Li was elected as Chief Financial Officer.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 18, 2010, the Registrant approved an amendment to its Articles of Incorporation (the “Amendment”) (i) change its name to DLT International, Ltd. (the “Name Change”), (ii) increase the number of its authorized shares of capital stock from 75,000,000 to 310,000,000 shares of which (a) 300,000,000 shares were designated common stock, par value $0.001 per share and (b)10,000,000 were designated “preferred stock”, par value $0.001 per share (the “Preferred Stock”), (iii) authorize the creation of a class of 10,000,000 shares of blank check preferred stock, (iv) and to effect a forward-split such that fourteen and 29/100 (14.29) shares of its Common Stock were issued for every 1 share of Common Stock issued and outstanding immediately prior to filing of the Amendment (the “Split”).  Approval of the Company's stockholders was obtained through the consent of the Registrant’s majority shareholder and waiver of shareholders’ meeting on October 18, 2010, as authorized by Section 78.320 of the Nevada Revised Statutes.  As a result of the forward stock split, each share of the Company's common stock issued and outstanding on such date was split into 14.29 shares of the Company's common stock.  The Company intends to apply to change its stock symbol on the Over the Counter Bulletin Board.

PART III.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (a) Financial statements: As a result of the Exchange described in Item 2.01, the Registrant is filing the audited financial statement information of DLT’s principal operating subsidiary, Dalei Automobile Testing Technology (Shenzhen) Co., Ltd. as Exhibit 99.1 to this current report.

 (b) Pro forma financial information: The unaudited pro forma consolidated financial information regarding the registrant and the Company is attached to this current report as Exhibit 99.2.

 (c) Exhibits:

Exhibit	Description
2.1	Securities Exchange Agreement by and among Eco Energy Pumps, Inc., DLT International Limited., and the Shareholders of DLT International Limited. (1)

3.1	Certificate of Incorporation of DLT International Limited (1)

3.2	Memorandum and Articles of Association of DLT International Limited (1)

3.3	Certificate of Incorporation of Dalei Automobile Testing Technology (Shenzhen) Co., Ltd.

3.4	Memorandum and Articles of Dalei Automobile Testing Technology (Shenzhen) Co., Ltd.

10.1	Employment Agreement between Dalei Automobile Testing Technology (Shenzhen) co., Ltd. and Xiu Liang Zhang, dated April 22, 2009. (1)

10.2	Employment Agreement between Dalei Automobile Testing Technology (Shenzhen) co., Ltd. and Jun Liu, dated April 22, 2009. (1)

10.3	Employment Agreement between Dalei Automobile Testing Technology (Shenzhen) co., Ltd. and Zheng Ying Li, dated April 22, 2009. (1)

99.1	Audited financial statements Dalei Automobile Testing Technology (Shenzhen) co., Ltd. For the period ended June 30, 2010. *

99.2	Unaudited Pro Forma Consolidated Financial Statements. (1)

(1) Filed with the Registrant’s Form 8-K filed with the Commission on October 26, 2010.

* Filed herewith.

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECO ENERGY PUMPS, INC.
Date: January 7, 2011	/s/ Xiu Liang Zhang
By: Xiu Liang Zhang, President

Exhibit 99.1

DLT INTERNATIONAL LIMITED

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US dollars)

DLT INTERNATIONAL LIMITED

ALBERT WONG & CO.
CERTIFIED PUBLIC ACCOUNTANTS
7th Floor, Nan Dao Commercial Building
359-361 Queen’s Road Central
Hong Kong
Tel : 2851 7954
Fax: 2545 4086

ALBERT WONG
B.Soc., Sc., ACA., LL.B., CPA(Practising)

The board of directors and shareholders of
DLT International Limited (“the Company”)

Report of Independent Registered Public Accounting Firm

We have audited the accompanying consolidated balance sheet of DLT International Limited as of June 30, 2010, and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of June 30, 2010 and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China August 20, 2010	Albert Wong & Co Certified Public Accountants

1

DLT INTERNATIONAL LIMITED

CONSOLIDATED BALANCE SHEET
AS AT JUNE 30, 2010
(Stated in US Dollars)

		2010
	Note
ASSETS
Current assets
Cash and cash equivalents		$93,764
Trade receivables		1,266,522
Receivable from a related company	5	55,397
Other receivables		57,869
Prepaid expenses		229,520
Inventories		60,864

Total current assets		$1,763,936
Property, plant and equipment, net	4	1,412,208

TOTAL ASSETS		$3,176,144

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Trade payables		$537,470
Advances from customers		58,015
Sale commission payable		241,283
Payables to related parties	5	13,872
Payables to key management	5	33,781
Payable to the ultimate shareholder	7	183,591
Accrued expenses		24,994
VAT payable		312,424
Income taxes payable		77,247

TOTAL LIABILITIES		$1,482,677

Commitments and contingencies		$-

See accompanying notes to consolidated financial statements

2

DLT INTERNATIONAL LIMITED

CONSOLIDATED BALANCE SHEET (Continued)
AS AT JUNE 30, 2010
(Stated in US Dollars)

2010

STOCKHOLDERS’ EQUITY
Common stock at $1 par value;
50,000 shares authorized, issued and
outstanding at June 30, 2010	$50,000
Additional paid-in capital	1,408,213
Retained earnings	230,883
Accumulated other comprehensive
income	4,371

$1,693,467

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$3,176,144

See accompanying notes to consolidated financial statements

3

DLT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

		For the period from
		March 18, 2010
		(inception) to
		June 30, 2010
	Note
Net revenues		$1,831,512
Cost of net revenues		(903,742)

Gross profit		$927,770

Operating expenses:
Selling		(412,425)
General and administrative		(207,501)

Income before income taxes		$307,844

Income taxes	7	(76,961)

Net income		$230,883

Foreign currency translation adjustment		4,371

Comprehensive income		$235,254

See accompanying notes to consolidated financial statements

4

DLT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

				Accumulated
		Additional		other
	Common	paid-in	Retained	comprehensive
	stock	capital	earnings	income	Total

Issuance of common stock	$50,000	$1,408,213	$-	$-	$1,458,213
Net income	-	-	230,883	-	230,883
Foreign currency
translation adjustment	-	-	-	4,371	4,371

Balance, June 30, 2010	$50,000	$1,408,213	$230,883	$4,371	$1,693,467

See accompanying notes to consolidated financial statements

5

DLT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

For the period from
March 18, 2010(inception)
to June 30,2010
(Restated)
Cash flows from operating activities
Net income	$230,883

Adjustments to reconcile net income to net
cash provided by operating activities:
Trade receivables	(1,261,827)
Other receivables	(57,840)
Inventories	(60,638)
Prepaid expenses	(228,669)
Sales commission payable	240,389
Trade payables	535,478
Advances from customers	57,800
Accrued expenses	24,901
VAT payables	311,266
Income tax payables	76,961

Net cash used in operating activities	$(131,296)

Cash flows from investing activities
Purchases of property, plant and equipment	$(1,406,974)
Receivable from a related company	(55,191)
Payables to related parties	13,820
Advances from key management	33,656
Payable to the ultimate shareholder	182,911

Net cash used in investing activities	$(1,231,778)

Cash flows from financing activities
Issue of capital	$1,456,491

Net cash provided by financing activities	$1,456,491

Net cash and cash equivalents sourced	$93,417

Effect of foreign currency translation on cash
and cash equivalents	347

Cash and cash equivalents–end of period	$93,764

See accompanying notes to consolidated financial statements

6

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

DLT International Limited (the “Company”) was incorporated under the laws of the British Virgin Islands on March 18, 2010. The Company was a shell company with no substantial operations or assets.

The Company currently operates through one operating company located in People’s Republic of China (the PRC): Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd (“Dalei”) was incorporated under the laws of the PRC as a limited company on June 3, 2010.

The Company and its subsidiary (hereinafter, collectively referred to as “the Group”) is a motor vehicle inspection technology provider.  The Group engages in the manufacturing and trading of auto inspection and equipments in the PRC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)  Method of accounting

The Group maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of financial statements.

(b)  Principles of consolidation

The consolidated financial statements are presented in US Dollars and include the accounts of the Company and its subsidiary.  All significant inter-company balances and transactions are eliminated in consolidation.

The Company owned its subsidiary soon after its inception and continued to own the equity’s interests through June 30, 2010.  The following table depicts the identity of the subsidiary:

Name of Subsidiary	Place & Date of Incorporation	Equity Interest Attributable to the Company (%)	Registered Capital ($)	Registered Capital (RMB)

Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd (“Dalei”)	PRC/June 3, 2010	100	$730,855	RMB 5,000,000

7

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)  Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)  Economic and political risks

The Group’s operations are conducted in the PRC. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Group’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)  Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	40 years	Machinery & equipment	8 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

8

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)  Accounting for the impairment of long-lived assets

The Group periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in ASC No. 360, “Property, Plant and Equipment”. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting periods, there was no impairment loss.

(g)  Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Group is the Renminbi (RMB).  The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the consolidated financial statements were as follows:

June 30, 2010
Consolidated balance sheet	RMB 6.80860 to US$1.00
Consolidated statements of income and comprehensive income	RMB 6.83393 to US$1.00

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.  In addition, the current foreign exchange control policies applicable in PRC also restrict the transfer of assets or dividends outside the PRC.

(h)  Cash and cash equivalents

The Group considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Group maintains bank accounts in the PRC. The Group does not maintain any bank accounts in the United States of America.   The cash located outside the United States is not restricted as to usage.

9

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i)  Accounts receivable

Accounts receivable is recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. Bad debts are written off as incurred.  During the reporting years, there were no bad debts.

Outstanding accounts balances are reviewed individually for collectability. The Company do not charge any interest income on trade receivables. Accounts balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. To date, the Company has not charged off any balances as it has yet to exhaust all means of collection.

(j)  Revenue recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

- Persuasive evidence of an arrangement exists;
- Delivery has occurred or services have been rendered;
- The seller’s price to the buyer is fixed or determinable; and
- Collection is reasonably assured.

(k)  Leases

The Group did not have a lease that met the criteria of a capital lease. Leases that do not qualify as a capital lease are classified as an operating lease. Operating lease rental payments included in general and administrative expenses for the period ended June 30, 2010 was $13,736.

(l)  Advertising

The Group expensed all advertising costs as incurred.  Advertising expenses included in the general and administrative expense for the period ended June 30, 2010 was nil.

(m)  Income taxes

The Group accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future realization is uncertain.

The Group is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the enterprise income tax rate for the period ended June 30, 2010 was 25%.

10

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n)  Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within the PRC.  No bank deposit was maintained at June 30, 2010.  The Group has not experienced any losses in such accounts and believes it is not exposed to any risk on its cash in bank accounts.

(o)  Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Group’s current component of other comprehensive income is the foreign currency translation adjustment.

(p)  Recently implemented standards

ASC 105, Generally Accepted Accounting Principles (“ASC 105”) (formerly Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162) reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) into a single source of authoritative generally accepted accounting principles (“GAAP”) to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification (“ASC”) carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed “non-authoritative”. ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has implemented the guidance included in ASC 105 as of July 1, 2009. The implementation of this guidance changed the Company’s references to GAAP authoritative guidance but did not impact the Company’s financial position or results of operations.

ASC 855, Subsequent Events (“ASC 855”) (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB in May 2009, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company’s evaluation of its subsequent events. ASC 855 defines two types of subsequent events, “recognized” and “non-recognized”. Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The Company implemented the guidance included in ASC 855 as of April 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

11

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)       Recently implemented standards (Continued)

ASC 805, Business Combinations (“ASC 805”) (formerly included under Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations) contains guidance that was issued by the FASB in December 2007. It requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with certain exceptions. Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. ASC 805 also provides for a substantial number of new disclosure requirements. ASC 805 also contains guidance that was formerly issued as FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies which was intended to provide additional guidance clarifying application issues regarding initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805 was effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008. The Company implemented this guidance effective January 1, 2009. Implementing this guidance did not have an effect on the Company’s financial position or results of operations; however it will likely have an impact on the Company’s accounting for future business combinations, but the effect is dependent upon acquisitions, if any, that are made in the future.

ASC 810, Consolidation (“ASC 810”) includes new guidance issued by the FASB in December 2007 governing the accounting for and reporting of noncontrolling interests (previously referred to as minority interests). This guidance established reporting requirements which include, among other things, that noncontrolling interests be reflected as a separate component of equity, not as a liability. It also requires that the interests of the parent and the noncontrolling interest be clearly identifiable. Additionally, increases and decreases in a parent’s ownership interest that leave control intact shall be reflected as equity transactions, rather than step acquisitions or dilution gains or losses. This guidance also requires changes to the presentation of information in the financial statements and provides for additional disclosure requirements. ASC 810 was effective for fiscal years beginning on or after December 15, 2008. The Company implemented this guidance as of January 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

12

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)       Recently implemented standards (Continued)

ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) (formerly included under Statement of Financial Accounting Standards No. 157, Fair Value Measurements) includes guidance that was issued by the FASB in September 2006 that created a common definition of fair value to be used throughout generally accepted accounting principles. ASC 820 applies whenever other standards require or permit assets or liabilities to be measured at fair value, with certain exceptions. This guidance established a hierarchy for determining fair value which emphasizes the use of observable market data whenever available. It also required expanded disclosures which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. ASC 820 also provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. The emphasis of ASC 820 is that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants, under current market conditions. ASC 820 also further clarifies the guidance to be considered when determining whether or not a transaction is orderly and clarifies the valuation of securities in markets that are not active. This guidance includes information related to a company’s use of judgment, in addition to market information, in certain circumstances to value assets which have inactive markets.

Fair value guidance in ASC 820 was initially effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years for financial assets and liabilities. The effective date of ASC 820 for all non-recurring fair value measurements of nonfinancial assets and nonfinancial liabilities was fiscal years beginning after November 15, 2008. Guidance related to fair value measurements in an inactive market was effective in October 2008 and guidance related to orderly transactions under current market conditions was effective for interim and annual reporting periods ending after June 15, 2009.

The Company applied the provisions of ASC 820 to its financial assets and liabilities upon adoption at January 1, 2008 and adopted the remaining provisions relating to certain nonfinancial assets and liabilities on January 1, 2009. The difference between the carrying amounts and fair values of those financial instruments held upon initial adoption, on January 1, 2008, was recognized as a cumulative effect adjustment to the opening balance of retained earnings and was not material to the Company’s financial position or results of operations. The Company implemented the guidance related to orderly transactions under current market conditions as of April 1, 2009, which also was not material to the Company’s financial position or results of operations.

13

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)       Recently implemented standards (Continued)

In August 2009, the FASB issued ASC Update No. 2009-05, Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value (“ASC Update No. 2009-05”). This update amends ASC 820, Fair Value Measurements and Disclosures and provides further guidance on measuring the fair value of a liability. The guidance establishes the types of valuation techniques to be used to value a liability when a quoted market price in an active market for the identical liability is not available, such as the use of an identical or similar liability when traded as an asset. The guidance also further clarifies that a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are both Level 1 fair value measurements. If adjustments are required to be applied to the quoted price, it results in a level 2 or 3 fair value measurement. The guidance provided in the update is effective for the first reporting period (including interim periods) beginning after issuance. The Company does not expect that the implementation of ASC Update No. 2009-05 will have a material effect on its financial position or results of operations.

In September 2009, the FASB issued ASC Update No. 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASC Update No. 2009-12”). This update sets forth guidance on using the net asset value per share provided by an investee to estimate the fair value of an alternative investment. Specifically, the update permits a reporting entity to measure the fair value of this type of investment on the basis of the net asset value per share of the investment (or its equivalent) if all or substantially all of the underlying investments used in the calculation of the net asset value is consistent with ASC 820. The update also requires additional disclosures by each major category of investment, including, but not limited to, fair value of underlying investments in the major category, significant investment strategies, redemption restrictions, and unfunded commitments related to investments in the major category. The amendments in this update are effective for interim and annual periods ending after December 15, 2009 with early application permitted. The Company does not expect that the implementation of ASC Update No. 2009-12 will have a material effect on its financial position or results of operations.

14

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)       Recently implemented standards (Continued)

In June 2009, FASB issued Statement of Financial Accounting Standards No. 167, Amendments to FASB Interpretation No. 46(R) (“Statement No. 167”). Statement No. 167 amends FASB Interpretation No. 46R, Consolidation of Variable Interest Entities an interpretation of ARB No. 51 (“FIN 46R”) to require an analysis to determine whether a company has a controlling financial interest in a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has a) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and b) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. The statement requires an ongoing assessment of whether a company is the primary beneficiary of a variable interest entity when the holders of the entity, as a group, lose power, through voting or similar rights, to direct the actions that most significantly affect the entity’s economic performance. This statement also enhances disclosures about a company’s involvement in variable interest entities. Statement No. 167 is effective as of the beginning of the first annual reporting period that begins after November 15, 2009. Although Statement No. 167 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 167 to have a material impact on its financial position or results of operations.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140 (“Statement No. 166”). Statement No. 166 revises FASB Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Extinguishment of Liabilities a replacement of FASB Statement 125 (“Statement No. 140”) and requires additional disclosures about transfers of financial assets, including securitization transactions, and any continuing exposure to the risks related to transferred financial assets. It also eliminates the concept of a “qualifying special-purpose entity”, changes the requirements for derecognizing financial assets, and enhances disclosure requirements. Statement No. 166 is effective prospectively, for annual periods beginning after November 15, 2009, and interim and annual periods thereafter. Although Statement No. 166 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 166 will have a material impact on its financial position or results of operations.

15

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

3. CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments that potentially expose the Group to concentrations of credit risk, consists of cash and accounts receivable as of June 30, 2010. The Group performs ongoing evaluations of its cash position and credit evaluations to ensure sound collections and minimize credit losses exposure.

As of June 30, 2010, all the Group’s bank deposits were conducted with banks in the PRC where there is currently no rule or regulation mandated on obligatory insurance of bank accounts.

For the period ended June 30, 2010, all of the Group’s sales were generated from the PRC. In addition, all accounts receivable as of June 30, 2010 also arose in the PRC.

The maximum amount of loss exposure due to credit risk that the Group would bear if the counter parties of the financial instruments failed to perform represents the carrying amount of each financial asset on the balance sheet.

Normally, the Group does not require collateral from customers or debtors.

For the period ended June 30, 2010, the following customers accounted for 10% or more of the Group’s revenue.

For the period ended
June 30, 2010

Customer A	$411,471
Customer B	287,655
Customer C	212,616
Customer D	210,113
Customer E	200,108
Customer F	200,108

At June 30, 2010, the following customers accounted for 10% or more of the Group’s accounts receivable:

June 30,2010

Customer A	$374,111
Customer B	266,633
Customer C	184,806
Customer D	159,122
Customer E	130,717

16

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

4. PROPERTY, PLANT AND EQUIPMENT, NET

Details of property, plant and equipment are as follows:

2010
At cost
Buildings	$679,488
Machinery & equipment	732,235
Office equipment	485
Less: accumulated depreciation	-

$1,412,208

Depreciation expense included in the general and administrative expenses for the period ended June 30, 2010 was nil.

5. RELATED PARTY TRANSACTIONS

In the normal course of its business, the Group carried out the following related party transactions during the period ended June 30, 2010.

(a)  Related party receivables and payables

Amounts receivable from and payable to related parties as of June 30, 2010 are summarized as follows:

		June 30,
	Common shareholder	2010

Amount due from a related party:
Shenzhen Dalei Transportation Technology
Co., Ltd	Mr. Zhang Xiuliang	$55,397

Amounts due to related companies:
Shenzhen Dalei Software Technology Co., Ltd	Mr. Zhang Xiuliang	$3,591
Hefei Dalei Technology Co., Ltd	Mr. Zhang Xiuliang	10,281

		$13,872

Balances with related parties represent advances to or loans from the respective related party. These balances were interest free, unsecured and repayable on demand. It was expected that the balances would be received or repaid within one year.

17

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

5. RELATED PARTY TRANSACTIONS

(b)  Payable to key management

June 30,
2010

Amounts due to the key management:
Liu Jun	$23,500
Li Zhengying	10,281

$33,781

Amounts due to the key management are unsecured, interest-free, and repayable on demand.

6. PAYABLE TO THE ULTIMATE SHAREHOLDER

Amount due to the ultimate shareholder, Mr. Zhang Xiuliang, is unsecured, interest-free, and repayable on demand.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.  The carrying amounts of financial assets and liabilities, such as cash and cash equivalents, trade receivables, amount due from a director, other receivables, amount due to a shareholder and other payables, approximate their fair values because of the short maturity of these instruments and market rates of interest.

18

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

8. INCOME TAXES

The Company

The Company was incorporated in the British Virgin Islands and is not subject to income taxes under the current laws of the British Virgin Islands.

Dalei

The subsidiary, Dalei, being registered in the PRC, is subject to PRC’s Enterprise Income Tax (“EIT”).

PRC EIT rate was 25% for the period ended June 30, 2010.

Income before income tax expenses of $307,844 for the period ended June 30, 2010, was attributed to operations in China. Income tax expense related to China income for the period ended June 30, 2010, was $76,961.

No deferred tax has been provided as there are no material temporary differences arising for the period ended June 30, 2010.

The Company did not have any interest and penalty recognized in the income statements for the period ended June 30, 2010 or balance sheet as of June 30, 2010. The Company did not have uncertainty tax positions or events leading to uncertainty tax position within the next 12 months.

9. RESTATEMENTS

During the course of internal evaluation, our accounting staff found misstatements in our previously reported financial statements for the fiscal period from March 18, 2010 (inception) to June 30, 2010 that required correction relating to: (1) the misstatements identified on the consolidated statements of cash flows. The impacts have made the changes in figures by a decrease of $175,196 of net cash provided by operating activities, and an increase of $175,196 of net cash used in investing activities.

The following tables set forth the effects of the restatement on certain line items within our consolidated statement of cash flows for the period from March 18, 2010 (inception) to June 30, 2010:

19

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

9. RESTATEMENTS (Continued)

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

	For the period from	For the period from
	March 18, 2010	March 18, 2010
	(inception) to	(inception) to
	June 30,2010	June 30,2010
	(Original)	(Restated)

Cash flows from operating activities
Net income	$230,883	$230,883

Adjustments to reconcile net income to net
cash provided by operating activities:
Trade receivables	(1,261,827)	(1,261,827)
Other receivables	(57,840)	(57,840)
Inventories	(60,638)	(60,638)
Prepaid expenses	(228,669)	(228,669)
Receivable from a related company	(55,191)	-
Sales commission payable	240,389	240,389
Payables to related parties	13,820	-
Advances from key management	33,656	-
Payable to the ultimate shareholder	182,911	-
Trade payables	535,478	535,478
Advances from customers	57,800	57,800
Accrued expenses	24,901	24,901
VAT payables	311,266	311,266
Income tax payables	76,961	76,961

Net cash provided by (used in) operating activities	$43,900	$(131,296)

Cash flows from investing activities
Purchases of property, plant and equipment	$(1,406,974)	$(1,406,974)
Receivable from a related company	-	(55,191)
Payables to related parties	-	13,820
Advances from key management	-	33,656
Payable to the ultimate shareholder	-	182,911

Net cash used in investing activities	$(1,406,974)	$(1,231,778)

Cash flows from financing activities
Issue of capital	$1,456,491	$1,456,491

Net cash provided by financing activities	$1,456,491	$1,456,491

20

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

9. RESTATEMENTS (Continued)

Net cash and cash equivalents sourced	$93,417	$93,417

Effect of foreign currency translation on cash
and cash equivalents	347	347

Cash and cash equivalents–end of period	$93,764	$93,764

10. SUBSEQUENT EVENTS

The Company has evaluated all other subsequent events through August 20, 2010, the date these consolidated financial statements were issued, and determined that there were no other subsequent events or transactions that require recognition or disclosures in the financial statements.

21

EXHIBIT H

ECO ENERGY PUMPS, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1

ECO ENERGY PUMPS, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma consolidated financial statements of Eco Energy Pumps, Inc. (“Eco”) in the opinion of management include all material adjustments directly attributable to the share exchange contemplated by a share exchange agreement with DLT International Limited (“DLT”) in which DLT stockholders exchanged all of the outstanding shares of DLT for a total of 32,400,003 (post-split) newly issued shares of Eco’s common stock. As a result of the share exchange, Eco acquired DLT as a wholly-owned subsidiary.

In the unaudited proforma financial statements presented here, DLT is deemed to be the acquirer (accounting acquirer) and Eco is deemed to be the acquiree or target company (accounting acquiree).  Therefore the legal and accounting treatments diverged, with the legal acquiree being the acquirer for financial reporting purposes. The historical financial statements prior to the acquisition are restated to be those of the accounting acquirer.  Historical stockholders' equity of the accounting acquirer prior to the merger is retroactively restated (a recapitalization) for the equivalent number of shares received in the merger after giving effect to any difference in par value of the acquiree's and acquirer's stock with an offset to paid-in capital. Retained earnings (deficiency) of the accounting acquirer are carried forward after the acquisition. Operations prior to the reverse acquisition are those of the accounting acquirer. Earnings per share for periods prior to the reverse acquisition are restated to reflect the number of equivalent shares received by the acquiring company's shareholders.

The statements of operations were prepared as if the above mentioned reverse merger was consummated on August 1, 2008 and the balance sheet was prepared as if it was consummated on July 31, 2010. These pro forma consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the dates indicated and are not necessarily indicative of the results that may be expected in the future.

2

ECO ENERGY PUMPS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JULY 31, 2010

	Eco Energy Pumps, Inc.	DLT International Limited	Pro forma Adjustment	Pro forma Total
Current assets
Cash and cash equivalents	$49	$93,764	$	$93,813
Trade receivables	-	1,266,522		1,266,522
Receivable from a related company	-	55,397		55,397
Other receivables	-	57,869		57,869
Prepaid expenses	-	229,520		229,520
Inventories	-	60,864		60,864

Total current assets	49	1,763,936		1,763,985

Property, plant and equipment, net	-	1,412,208		1,412,208

Total assets	49	3,176,144		3,176,193

Current liabilities
Trade payables	-	537,470		537,470
Advances from customers	-	58,015		58,015
Sale commission payable	-	241,283		241,283
Payables to related parties	8,995	13,872		22,867
Payables to key management	-	33,781		33,781
Payable to the ultimate shareholder	-	183,591		183,591
Accounts payable and accrued liabilities	13,291	24,994		38,285
VAT payable	-	312,424		312,424
Income taxes payable	-	77,247		77,247

Total current liabilities	22,286	1,482,677		1,504,963

Total liabilities	$22,286	$1,482,677	$	$1,504,963

3

ECO ENERGY PUMPS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JULY 31, 2010

	Eco Energy Pumps, Inc.	DLT International Limited	Pro forma Adjustment		Pro forma Total
Shareholders' Equity
Common Stock, $0.001 par value,
75,000,000 shares authorized,
36,000,000 shares issued and
outstanding	$9,552	$50,000		$(23,552)	$36,000

Additional paid-in capital	4,798	1,408,213		23,552	1,436,563
Retained earnings/(accumulated
deficits)	(36,587)	230,883			194,296
Accumulated other
comprehensive income	-	4,371			4,371

Total shareholders’ equity/(deficits)	(22,237)	1,693,467			1,671,230

Total liabilities and shareholders’
equity	$49	$3,176,144	$		$3,176,193

4

ECO ENERGY PUMPS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JULY 31, 2010

	Eco Energy Pumps, Inc.	DLT International Limited	Pro forma Adjustment	Pro forma Total
Net sales	$-	$1,831,512	$	$1,831,512
Cost of net revenues	-	(903,742)		(903,742)

Gross profit	-	927,770		927,770

Operating expenses
Selling and distribution	-	(412,425)		(412,425)
General and administrative	(13,641)	(207,501)		(221,142)

Income (loss) before income taxes	(13,641)	307,844		294,203

Income taxes	-	(76,961)		(76,961)

Net income (loss)	$(13,641)	$230,883	$	$217,242

Profits per common share
- Basic and diluted				$0.006

Common shares outstanding
- Basic and diluted				36,000,000

5

ECO ENERGY PUMPS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JULY 31, 2009

	Eco Energy Pumps, Inc.	DLT International Limited	Pro forma Adjustment	Pro forma Total
Net sales	$-	$-	$	$-
Cost of net revenues	-	-		-

Gross (loss) profit	-	-		-

Operating expenses
Selling and distribution	-	-		-
General and administrative	(14,835)	-		(14,835)

Operating loss	(14,835)	-		(14,835)
Other income	-	-		-

Loss before income tax	(14,835)	-		(14,835)
Income taxes	-	-		-

Net loss	$(14,835)	$-	$	$(14,835)

Loss per common share
- Basic and diluted				$-

Common shares outstanding
- Basic and diluted				36,000,000

6

The following adjustments to the unaudited pro forma financial statements are based on the assumption that the share exchange was consummated as of July 31, 2010:

DESCRIPTION	DR	CR
Common stock – Eco Energy Pumps, Inc.	$5,952	$-

Common stock – DLT International Limited	50,000	-

Additional paid in capital	-	55,952

	$55,952	$55,952

To record the elimination of share capital of Eco Energy Pumps, Inc. and DLT International Limited as additional paid in capital.

DESCRIPTION	DR	CR
Additional paid in capital	$32,400	$-

Common Stock (32,400,003 x $0.001)	-	32,400

	$32,400	$32,400

To record 32,400,003 shares of Common Stock issued pursuant to share exchange agreement between Eco Energy Pumps, Inc. and DLT International Limited.

7